UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
    Aggressive
          Growth
              Fund

Annual Report
for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                      3

Questions & Answers
 with Portfolio Management                         4

Investments in Securities                          8

Financial Statements                              12

Notes to Financial Statements                     15

Independent Auditors' Report                      27

Board Members and Officers                        28

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2 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Fund Snapshot AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Turner Investment Partners

Portfolio manager                         Christopher K. McHugh
Since                                                      4/03
Years in industry                                            16

Portfolio manager                         Robert E. Turner, CFA
Since                                                      4/03
Years in industry                                            21

Portfolio manager                        William C. McVail, CFA
Since                                                      4/03
Years in industry                                            15

American Century Investment Management

Portfolio manager                           Glenn A. Fogle, CFA
Since                                                      4/03
Years in industry                                            15

Portfolio manager                            David M. Rose, CFA
Since                                                      4/03
Years in industry                                             4

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03        B: 4/24/03        C: 4/24/03       Y: 4/24/03

Ticker symbols
A: --             B: --             C: --            Y: --

Total net assets                                   $4.9 million

Number of holdings                            approximately 210

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                     LARGE
                 X   MEDIUM    SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health care 26.0%
Technology 19.7%
Discretionary cyclical 17.7%
Financials 9.1%
Energy & utilities 8.7%
Telecommunications 8.0%
Industrials 6.4%
Staples 2.7%
Materials 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Coventry Health Care (Health care services)                 2.6%
Aetna (Health care services)                                2.4
WellPoint Health Networks (Health care services)            2.0
Bear Stearns Companies (Financial services)                 1.7
Boston Scientific (Health care)                             1.5
EchoStar Communications Cl A
(Communications equipment & services)                       1.3
INAMED (Health care)                                        1.2
Hollywood Entertainment (Retail)                            1.2
Gilead Sciences (Health care)                               1.2
Caremark Rx (Health care services)                          1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more erratic or abrupt price movements than stocks of larger companies. Furthermore, some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Aggressive Growth Fund's portfolio is managed by two independent money management firms that invest a portion of Fund assets in mid-cap stocks with accelerating revenues and earnings. For the period from April 24, 2003 to May 31, 2003 (when shares became publicly available), the Fund's Class A shares (excluding sales charge) provided a cumulative total return of 10.24%. The Fund's benchmark, the Russell Midcap(R) Growth Index rose 9.62% and the Lipper Mid-Cap Growth Funds Index rose 8.27% from May 1, 2003 through May 31, 2003. Turner Investment Partners and American Century Investment Management each manage approximately 50% of the Fund's portfolio.

Q: What were the positive and negative factors affecting your portion of the Fund's performance since April 24, 2003?

A: American Century: The launch of the Fund coincided with an equity market rally. The rally occurred amid the end of the war in Iraq, better-than-expected first-quarter earnings, and fiscal and monetary stimuli. Economic data pointed to a modest recovery despite the stagnant employment situation and tepid retail sales.

     Our portion of the Fund generated strong performance from healthcare stocks, specifically medical providers and services companies. For example, Wellpoint Health Network profited from strong pricing power and steady earnings growth. The medical products and supplies industry was another area that shined. One of the portfolio's top contributors was Boston Scientific, a medical-device company that

(bar graph)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2003

 12%
         (bar 1)
 10%     +10.24%           (bar 2)
                            +9.62%               (bar 3)
  8%                                              +8.27%

  6%

  4%

  2%

  0%

(bar 1) AXP Partners Aggressive Growth Fund Class A (excluding sales charge) (bar 2) Russell MidCap(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses and taxes.

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4 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our growth investing process is based on this philosophy: earnings expectations drive stock prices. (end callout quote)

         -- Turner Investment Partners

(begin callout quote)> The best performance in our portion of the Fund came from the healthcare sector, specifically medical providers and services companies. (end callout quote)

         -- American Century Investment Management

TOTAL RETURNS

as of May 31, 2003

                            Class A               Class B                    Class C                  Class Y
(Inception dates)          (4/24/03)             (4/24/03)                  (4/24/03)                (4/24/03)
                        NAV(1)   POP(2)     NAV(1)    After CDSC(3)   NAV(1)   After CDSC(4)     NAV(5)   POP(5)
Since inception*        +10.24%  +3.90%     +10.04%      +5.04%       +10.04%     +9.04%         +10.24%  +10.24%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     continued to post strong sales and earnings, and also has an important new product pending. Drug holdings appreciated despite continued pressure on the stocks of big pharmaceuticals. A relatively light weighting in the biotech industry was a weak spot in our portion of the portfolio.

     Technology stocks rebounded broadly as economic indicators pointed to a modest economic recovery, but an underweight position in the sector hampered relative performance. Investors gravitated toward companies that appeared leveraged to an improving economic environment. Semiconductor, electrical equipment and computer software companies provided the biggest boost to performance. A leading contributor was SanDisk, which surged amid reports of increasing demand for its flash-memory cards. On the downside in the technology sector, defense and aerospace companies fell.

     Energy stock holdings in our portion of the Fund boosted returns. Rising commodity prices, which rose in an environment of low inventories, tight supply and the threat of production cuts also proved beneficial to the Fund.

     A few of our holdings stumbled on company-specific issues and mildly detracted from performance. W Holding Co., a financial services company in Puerto Rico, suffered when it unexpectedly took a charge to earnings for writing down an investment. In the consumer services sector, holdings in video stores fell and Hollywood Entertainment was the portfolio's biggest detractor.

A: Turner: Holdings in the health care sector, particularly biotechnology and medical specialty stocks, performed well within our portion of the Fund's portfolio. Selected producer durable holdings in the electronic production equipment industry, including companies such as Lam Research Corp., Novellus Systems and Cymer also added to performance. In addition, technology stock selection in Internet software services stocks such as Verisign, and semiconductor industries such as Cypress Semiconductor and PMC-Sierra, further helped our performance. Holdings in the consumer discretionary sector, including the discount and specialty stores industry as well as the movies/entertainment industry, detracted from our performance.

Q:   What is your investment process?

A: American Century: We use a bottom-up approach to select stocks for the Fund. Being skeptical of forecasts and opinions, we prefer to base investment decisions upon facts and fundamentals. We screen earnings reports looking for companies demonstrating rising growth rates and improving business momentum. At the

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6 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Questions & Answers

     same time, we want to buy stocks as the market is recognizing a company's improvement and becoming increasingly enthusiastic about its prospects. We balance our assessment of the fundamental strengths of a company with analysis of how the market is reacting to this information, also considering other factors such as a stock's attractiveness relative to other holdings, its trading liquidity, and its impact on sector and industry concentrations.

A: Turner: We apply a uniform, consistent approach to investing in growth stocks. Our growth investing process is based on this philosophy: earnings expectations drive stock prices. We believe investing in companies with strong earnings prospects will pay off over time. As a result, security selection is our primary means of adding investment value.

Q:   What is your outlook for the year ahead?

A: American Century: While we are encouraged by the resilience the economy and the market have demonstrated, we expect volatility to remain an issue. The Federal Reserve has reduced interest rates to levels not seen in two generations, yet important segments of the economy still suffer from excess supply or weak demand. Few companies are in a position to raise prices so managers will probably continue to focus on cutting expenses, which gives the appearance of growth but is a poor substitute. Some companies will be significantly impacted by these conditions, but we think others will be able to grow their business despite the difficult environment. By searching for those companies growing at accelerating rates today, we think we will position our portion of the Fund for long term outperformance.

A: Turner: We are focusing on those companies that we believe will offer strong earnings growth over the long term. We are emphasizing stocks of companies that we believe have significant advantages in operating leverage, as we believe that economic results in 2003 will show a continued move toward improvement. These stocks include semiconductors, biotechnology, software and retailing companies with strong brands. We believe these types of companies are most likely to show strength during an economic recovery.


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7 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Aggressive Growth Fund

May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)
Issuer                                              Shares         Value(a)

Aerospace & defense (1.7%)
L-3 Communications Holdings                            229(b)        $9,927
Lockheed Martin                                        624           28,966
Northrop Grumman                                       491           43,184
Total                                                                82,077

Airlines (0.3%)
Delta Air Lines                                        980           13,093

Automotive & related (1.0%)
Navistar Intl                                          810(b)        24,964
O'Reilly Automotive                                    343(b)        10,472
SPX                                                    390(b)        15,027
Total                                                                50,463

Banks and savings & loans (1.7%)
Alliance Data Systems                                  440(b)        10,793
Commerce Bancorp                                       400           15,260
ICAP                                                   658(c)        11,373
Sovereign Bancorp                                      890           14,525
UCBH Holdings                                          450           11,678
W Holding                                            1,176(c)        19,227
Total                                                                82,856

Beverages & tobacco (0.6%)
Coca-Cola Enterprises                                1,300           24,375
UST                                                    200            7,062
Total                                                                31,437

Chemicals (1.2%)
Air Products & Chemicals                               240           10,462
Ecolab                                                 390           20,962
Pall                                                   755           16,399
Tetra Tech                                             520(b)         8,814
Total                                                                56,637

Communications equipment & services (5.9%)
Agere Systems Cl A                                   4,230(b)        10,321
Broadcom Cl A                                          500(b)        12,240
EchoStar Communications Cl A                         1,788(b)        60,041
Fairchild Semiconductor Intl Cl A                      840(b)        11,743
JDS Uniphase                                         6,310(b)        24,420
Marvell Technology Group                               429(b,c)      13,604
Nortel Networks                                      5,720(b,c)      17,961
Plantronics                                            555(b)        11,949
Research In Motion                                   1,064(b,c)      20,237
Scientific-Atlanta                                   1,520           29,929
Teradyne                                             1,350(b)        23,153
UTStarcom                                            1,236(b)        36,647
VimpelCom ADR                                          343(b,c)      15,435
Total                                                               287,680

Computer software & services (4.1%)
Adobe Systems                                          630           22,233
Electronic Arts                                        430(b)        29,481
SunGard Data Systems                                 1,180(b)        27,140
Take-Two Interactive Software                          320(b)         8,080
United Online                                          678(b)        14,604
VeriSign                                             2,310(b)        34,604
VERITAS Software                                       830(b)        23,033
Yahoo!                                               1,340(b)        39,998
Total                                                               199,173

Computers & office equipment (6.1%)
BISYS Group                                            870(b)        15,660
Ceridian                                               390(b)         6,728
CheckFree                                              290(b)         7,099
Computer Sciences                                      954(b)        37,873
Comverse Technology                                  1,350(b)        20,534
Fiserv                                                 930(b)        30,774
Juniper Networks                                     2,060(b)        28,593
Kronos                                                 240(b)        11,736
Mercury Interactive                                    430(b)        16,903
Network Appliance                                      830(b)        14,135
QLogic                                                 270(b)        13,524
SanDisk                                              1,025(b)        37,238
Sanmina-SCI                                          4,000(b)        22,880
SEI Investments                                        600           17,430
Synopsys                                               231(b)        14,158
Total                                                               295,265

See accompanying notes to investments in securities.

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8 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                              Shares         Value(a)

Electronics (8.7%)
Amkor Technology                                       870(b)        $9,683
Amphenol Cl A                                          227(b)        10,726
Applied Micro Circuits                               3,230(b)        16,215
Corning                                              3,500(b)        25,585
Cree                                                   500(b)        12,285
Cymer                                                  580(b)        19,314
Cypress Semiconductor                                  860(b)         9,503
Garmin                                                 573(b,c)      27,647
Harman Intl Inds                                       160           11,872
Integrated Device Technology                           980(b)        11,858
Jabil Circuit                                          750(b)        15,743
KLA-Tencor                                             710(b)        32,823
Lam Research                                         1,620(b)        28,933
Micron Technology                                    2,070(b)        23,432
Molex                                                  670           18,331
Natl Semiconductor                                     810(b)        20,218
Novellus Systems                                       990(b)        34,304
OmniVision Technologies                              1,115(b)        40,017
PMC-Sierra                                           1,940(b)        21,068
Varian Medical Systems                                 588(b)        32,781
Total                                                               422,338

Energy (2.6%)
Apache                                                 176           11,602
Arch Coal                                              349            7,891
Brown (Tom)                                            438(b)        12,395
Grant Prideco                                          905(b)        12,625
Massey Energy                                          469            6,575
Newfield Exploration                                   284(b)        10,639
Pogo Producing                                         270           11,556
Stone Energy                                           320(b)        13,088
XTO Energy                                           1,748           37,512
Total                                                               123,883

Energy equipment & services (3.8%)
BJ Services                                            560(b)        22,798
ENSCO Intl                                             895           26,850
Evergreen Resources                                    260(b)        13,848
GlobalSantaFe                                          459           11,420
Patterson-UTI Energy                                   440(b)        16,100
Pride Intl                                           2,195(b)        41,770
Smith Intl                                             290(b)        11,858
Varco Intl                                             539(b)        11,669
Weatherford Intl                                       604(b,c)      27,391
Total                                                               183,704

Financial services (4.2%)
Affiliated Managers Group                              440(b)        24,200
AmeriTrade Holding                                   1,580(b)        12,450
Bear Stearns Companies                               1,051           81,211
Investors Financial Services                           760           17,792
Legg Mason                                             460           29,721
Neuberger Berman                                       440           14,643
Providian Financial                                  2,850(b)        25,764
Total                                                               205,781

Food (1.9%)
Hain Celestial Group                                   918(b)        15,863
Hershey Foods                                          240           17,064
Performance Food Group                               1,331(b)        48,182
United Natural Foods                                   375(b)        10,388
Total                                                                91,497

Health care (13.4%)
Allergan                                               300           21,633
Andrx Group                                          1,914(b)        36,845
Bio-Rad Laboratories Cl A                              180(b)        10,620
Biovail                                                984(b,c)      45,894
Boston Scientific                                    1,339(b)        69,761
Cooper Companies                                     1,505           51,953
DENTSPLY Intl                                          460           17,199
Elan ADR                                               562(b,c)       3,439
Gen-Probe                                              184(b)         7,136
Gilead Sciences                                      1,020(b)        53,814
IDEC Pharmaceuticals                                   470(b)        17,940
INAMED                                               1,109(b)        57,157
King Pharmaceuticals                                   890(b)        12,736
Medicis Pharmaceutical Cl A                            470(b)        26,320
MedImmune                                            1,470(b)        52,112
Neurocrine Biosciences                                 470(b)        23,824
Pharmaceutical Resources                               470(b)        19,289
St. Jude Medical                                       700(b)        39,270
STERIS                                                 580(b)        13,079
Teva Pharmaceutical Inds ADR                           906(c)        45,924
Trimeris                                               520(b)        25,652
Total                                                               651,597

See accompanying notes to investments in securities.

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9 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT
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Common stocks (continued)
Issuer                                              Shares         Value(a)

Health care services (11.5%)
AdvancePCS                                             380(b)       $12,620
Aetna                                                1,904          109,328
AmerisourceBergen                                      300           18,807
Anthem                                                 658(b)        48,264
Caremark Rx                                          2,344(b)        52,928
Coventry Health Care                                 2,814(b)       122,859
Mid Atlantic Medical Services                          600(b)        28,740
Patterson Dental                                       285(b)        12,531
QLT                                                  2,750(b,c)      37,067
Schein (Henry)                                         440(b)        21,630
WellPoint Health Networks                            1,086(b)        92,679
Total                                                               557,453

Industrial equipment & services (0.5%)
Fastenal                                               330           11,032
FLIR Systems                                           380(b)        10,838
Total                                                                21,870

Insurance (1.9%)
Everest Re Group                                       162(c)        11,826
HCC Insurance Holdings                               1,298           37,187
Hilb, Rogal & Hamilton                                 625           21,863
RenaissanceRe Holdings                                 527(c)        23,557
Total                                                                94,433

Leisure time & entertainment (1.7%)
Blockbuster Cl A                                     1,151           19,452
GTECH Holdings                                         440(b)        15,462
Intl Game Technology                                   250(b)        22,009
Marvel Enterprises                                     510(b)        11,399
Royal Caribbean Cruises                                690           14,324
Total                                                                82,646

Media (5.1%)
Apollo Group Cl A                                      853(b)        49,832
Cablevision Systems NY Group Cl A                      500(b)         9,680
DoubleClick                                          1,670(b)        17,535
eBay                                                   218(b)        22,173
Getty Images                                           821(b)        33,168
Interpublic Group of Companies                       1,480           20,350
Lamar Advertising                                      500(b)        17,630
Macrovision                                            250(b)         4,805
Monster Worldwide                                      700(b)        13,902
Pixar                                                  340(b)        19,193
Univision Communications Cl A                          730(b)        21,791
Westwood One                                           280(b)         9,481
XM Satellite Radio Holdings Cl A                       907(b)        10,285
Total                                                               249,825

Metals (0.4%)
Freeport-McMoRan Copper & Gold Cl B                    440            9,658
Phelps Dodge                                           300(b)        10,935
Total                                                                20,593

Miscellaneous (0.6%)
Corinthian Colleges                                    448(b)        21,074
FTI Consulting                                         238(b)         8,737
Total                                                                29,811

Multi-industry conglomerates (2.1%)
American Standard                                      210(b)        15,538
BearingPoint                                         1,280(b)        12,147
Career Education                                       352(b)        21,616
Corporate Executive Board                              280(b)        11,816
Leapfrog Enterprises                                   420(b)        12,151
Manpower                                               790           27,476
Total                                                               100,744

Real estate investment trust (0.9%)
Chelsea Property Group                                 235            9,767
Pan Pacific Retail Properties                          239            9,390
Starwood Hotels & Resorts Worldwide                    780           22,604
Total                                                                41,761

Restaurants & lodging (1.3%)
Cheesecake Factory (The)                               480(b)        16,286
Panera Bread Cl A                                      450(b)        15,710
Starbucks                                            1,240(b)        30,555
Total                                                                62,551

Retail (6.0%)
Abercrombie & Fitch                                    360(b)        10,278
Amazon.com                                             460(b)        16,532
CDW Computer Centers                                   720(b)        29,333
Dollar Tree Stores                                     650(b)        18,850
Gap                                                  1,372           23,324
Hollywood Entertainment                              3,255(b)        54,618
Michaels Stores                                        351(b)        13,201
Movie Gallery                                        2,086(b)        38,883
OfficeMax                                            6,009(b)        33,110
Pier 1 Imports                                         590           11,865
Sharper Image                                          510(b)        11,552
Tiffany                                                750           24,570
Whole Foods Market                                     130(b)         7,092
Total                                                               293,208

See accompanying notes to investments in securities.

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10 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                              Shares         Value(a)

Textiles & apparel (1.7%)
Chico's FAS                                            820(b)       $17,548
Coach                                                  380(b)        18,669
Columbia Sportswear                                    220(b)        10,916
Hot Topic                                              472(b)        12,588
Puma Rudolf Dassler Sport                              220(c)        23,548
Total                                                                83,269

Transportation (1.0%)
C.H. Robinson Worldwide                                270           10,036
Heartland Express                                      974(b)        22,986
Knight Transportation                                  416(b)        10,550
UTI Worldwide                                          213(c)         6,825
Total                                                                50,397

Utilities -- electric (1.1%)
AES                                                  1,640(b)        12,988
Ameren                                                 252           11,466
Cinergy                                                307           11,648
Peabody Energy                                         246            8,081
Reliant Resources                                    1,040(b)         6,968
Total                                                                51,151

Utilities -- gas (1.0%)
Kinder Morgan                                          618           31,549
Williams Companies                                   1,990           15,741
Total                                                                47,290

Utilities -- telephone (1.7%)
Amdocs                                               1,928(b,c)      37,615
Mobile Telesystems ADR                                 256(b,c)      13,773
Nextel Communications Cl A                           2,135(b)        32,004
Total                                                                83,392

Total common stocks
(Cost: $4,155,871)                                               $4,647,875

Total investments in securities
(Cost: $4,155,871)(d)                                            $4,647,875


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 8.3% of net assets.

(d) At May 31, 2003, the cost of securities for federal income tax purposes was $4,158,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $505,445
     Unrealized depreciation                                        (16,495)
                                                                    -------
     Net unrealized appreciation                                   $488,950
                                                                   --------

--------------------------------------------------------------------------------
11 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $4,155,871)                                                                              $4,647,875
Cash in bank on demand deposit                                                                                  309,789
Dividends and accrued interest receivable                                                                           769
Receivable for investment securities sold                                                                       137,298
                                                                                                                -------
Total assets                                                                                                  5,095,731
                                                                                                              ---------
Liabilities
Payable for investment securities purchased                                                                     223,525
Accrued investment management services fee                                                                          116
Accrued distribution fee                                                                                             35
Accrued transfer agency fee                                                                                           6
Accrued administrative services fee                                                                                   8
Other accrued expenses                                                                                           18,187
                                                                                                                 ------
Total liabilities                                                                                               241,877
                                                                                                                -------
Net assets applicable to outstanding capital stock                                                           $4,853,854
                                                                                                             ==========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    8,673
Additional paid-in capital                                                                                    4,342,728
Accumulated net realized gain (loss)                                                                             10,449
Unrealized appreciation (depreciation) on investments                                                           492,004
                                                                                                                -------
Total -- representing net assets applicable to outstanding capital stock                                     $4,853,854
                                                                                                             ==========
Net assets applicable to outstanding shares:               Class A                                           $4,689,597
                                                           Class B                                           $  132,668
                                                           Class C                                           $   11,185
                                                           Class Y                                           $   20,404
Net asset value per share of outstanding capital stock:    Class A shares                 837,949            $     5.60
                                                           Class B shares                  23,721            $     5.59
                                                           Class C shares                   2,000            $     5.59
                                                           Class Y shares                   3,645            $     5.60
                                                                                            -----            ----------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

For the period from April 24, 2003* to May 31, 2003
Investment income
Income:
Dividends                                                                                        $   1,005
Interest                                                                                               196
   Less foreign taxes withheld                                                                         (14)
                                                                                                       ---
Total income                                                                                         1,187
                                                                                                     -----
Expenses (Note 2):
Investment management services fee                                                                   3,774
Distribution fee
   Class A                                                                                           1,060
   Class B                                                                                              79
   Class C                                                                                              10
Transfer agency fee                                                                                    109
Incremental transfer agency fee
   Class A                                                                                               8
   Class B                                                                                               5
Service fee -- Class Y                                                                                   2
Administrative services fees and expenses                                                              254
Custodian fees                                                                                      11,700
Printing and postage                                                                                14,920
Registration fees                                                                                   60,449
Audit fees                                                                                          15,500
Other                                                                                                  180
                                                                                                       ---
Total expenses                                                                                     108,050
   Expenses waived/reimbursed by AEFC (Note 2)                                                    (101,451)
                                                                                                  --------
                                                                                                     6,599
   Earnings credits on cash balances (Note 2)                                                          (16)
                                                                                                       ---
Total net expenses                                                                                   6,583
                                                                                                     -----
Investment income (loss) -- net                                                                     (5,396)
                                                                                                    ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   17,325
   Foreign currency transactions                                                                      (120)
                                                                                                      ----
Net realized gain (loss) on investments                                                             17,205
Net change in unrealized appreciation (depreciation) on investments                                428,186
                                                                                                   -------
Net gain (loss) on investments                                                                     445,391
                                                                                                   -------
Net increase (decrease) in net assets resulting from operations                                  $ 439,995
                                                                                                 =========

* When shares became publicly available.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Statement of changes in net assets
AXP Partners Aggressive Growth Fund

For the period from April 24, 2003* to May 31, 2003
Operations
Investment income (loss) -- net                                                                 $   (5,396)
Net realized gain (loss) on investments                                                             17,205
Net change in unrealized appreciation (depreciation) on investments                                428,186
                                                                                                   -------
Net increase (decrease) in net assets resulting from operations                                    439,995
                                                                                                   -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                         231,605
   Class B shares                                                                                  113,118
   Class Y shares                                                                                    8,339
Payments for redemptions
   Class A shares                                                                                     (512)
                                                                                                      ----
Increase (decrease) in net assets from capital share transactions                                  352,550
                                                                                                   -------
Total increase (decrease) in net assets                                                            792,545
Net assets at beginning of period (Note 1)                                                       4,061,309**
                                                                                                 ---------
Net assets at end of period                                                                     $4,853,854
                                                                                                ==========

 *   When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had an increase in net assets resulting from operations of $61,309 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies. On April 17, 2003, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of May 31, 2003, AEFC owned approximately 92% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
15 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
16 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


--------------------------------------------------------------------------------
17 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,355 and accumulated net realized gain has been decreased by $4,206 resulting in a net reclassification adjustment to decrease paid-in capital by $1,149.

The tax character of distributions paid for the period indicated is as follows:

For the period from April 24, 2003* to May 31, 2003

Class A
Distributions paid from:
     Ordinary income                                                $--
     Long-term capital gain                                          --
Class B
Distributions paid from:
     Ordinary income                                                 --
     Long-term capital gain                                          --
Class C
Distributions paid from:
     Ordinary income                                                 --
     Long-term capital gain                                          --
Class Y
Distributions paid from:
     Ordinary income                                                 --
     Long-term capital gain                                          --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $ 13,503
Accumulated gain (loss)                                        $     --
Unrealized appreciation (depreciation)                         $488,950


--------------------------------------------------------------------------------
18 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.89% to 0.765% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Nov. 1, 2003 and will cover the six-month period beginning May 1, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.


--------------------------------------------------------------------------------
19 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,319 for Class A for the period ended May 31, 2003.

For the period ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.46% for Class A, 2.25% for Class B, 2.21% for Class C and 1.30% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.34% for Class B, 2.35% for Class C and 1.37% for Class Y of the Fund's average daily net assets.

During the period ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $16 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


--------------------------------------------------------------------------------
20 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,650,099 and $1,142,877, respectively, for the period ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $50 for the period ended May 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from April 24, 2003* to May 31, 2003 are as follows:

                                        Class A    Class B    Class C    Class Y
Sold                                     44,047     21,721         --      1,645
Issued for reinvested distributions          --         --         --         --
Redeemed                                    (98)        --         --         --
                                         ------     ------       ----      -----
Net increase (decrease)                  43,949     21,721         --      1,645
                                         ------     ------       ----      -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2003.


--------------------------------------------------------------------------------
21 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2003(b)
Net asset value, beginning of period                                   $5.08
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .53
Total from investment operations                                         .52
Net asset value, end of period                                         $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                   $5
Ratio of expenses to average daily net assets(c),(e)                   1.46%(d)
Ratio of net investment income (loss) to average daily net assets     (1.20%)(d)
Portfolio turnover rate (excluding short-term securities)                27%
Total return(i)                                                       10.24%(j)


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2003(b)
Net asset value, beginning of period                                   $5.08
Income from investment operations:
Net investment income (loss)                                            (.02)
Net gains (losses) (both realized and unrealized)                        .53
Total from investment operations                                         .51
Net asset value, end of period                                         $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(f)                   2.25%(d)
Ratio of net investment income (loss) to average daily net assets     (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                27%
Total return(i)                                                       10.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2003(b)
Net asset value, beginning of period                                   $5.08
Income from investment operations:
Net investment income (loss)                                            (.02)
Net gains (losses) (both realized and unrealized)                        .53
Total from investment operations                                         .51
Net asset value, end of period                                         $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(g)                   2.21%(d)
Ratio of net investment income (loss) to average daily net assets     (1.95%)(d)
Portfolio turnover rate (excluding short-term securities)                27%
Total return(i)                                                       10.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2003(b)
Net asset value, beginning of period                                   $5.08
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .53
Total from investment operations                                         .52
Net asset value, end of period                                         $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(h)                   1.30%(d)
Ratio of net investment income (loss) to average daily net assets     (1.03%)(d)
Portfolio turnover rate (excluding short-term securities)                27%
Total return(i)                                                       10.24%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 24.14% for the period ended May 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 24.93% for the period ended May 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 24.94% for the period ended May 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 23.96% for the period ended May 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.


--------------------------------------------------------------------------------
26 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Aggressive Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statements of operations, changes in net assets and the financial highlights for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Aggressive Growth Fund as of May 31, 2003, the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
27 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS AGGRESSIVE GROWTH FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
  Fundamental
        Value
      Fund

Annual Report
for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers with Portfolio Management            4

The Fund's Long-term Performance                         8

Investments in Securities                                9

Financial Statements                                    11

Notes to Financial Statements                           14

Independent Auditors' Report                            26

Federal Income Tax Information                          27

Board Members and Officers                              28

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Davis Advisors

Portfolio manager                                  Christopher C. Davis
Since                                                              6/01
Years in industry                                                    14

Portfolio manager                                   Kenneth C. Feinberg
Since                                                              6/01
Years in industry                                                     9

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 6/18/01        B: 6/18/01        C: 6/18/01       Y: 6/18/01

Ticker symbols
A: AFVAX          B: AFVBX          C: AFVCX         Y: --

Total net assets                                         $344.1 million

Number of holdings                                     approximately 60

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                 LARGE
                    MEDIUM    SIZE
                    SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 46.7%
Discretionary cyclical 10.8%
Staples 9.8%
Cash & equivalents 7.1%
Energy & utilities 6.3%
Industrials 6.2%
Materials 5.5%
Technology 3.8%
Health care 3.4%
Telecommunications 0.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

American Intl Group (Insurance)                                     6.5%
Altria Group (Beverages & tobacco)                                  6.1
Citigroup (Financial services)                                      4.6
Wells Fargo (Banks and saving & loans)                              4.3
Costco Wholesale (Retail)                                           4.3
HSBC Holdings ADR (Financial services)                              4.2
Sealed Air (Paper & packaging)                                      4.0
Berkshire Hathaway Cl B (Insurance)                                 3.9
Bank One (Banks and savings & loans)                                3.9
Progressive (Insurance)                                             3.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

Davis Advisors, an independent money management firm, subadvises AXP Partners Fundamental Value Fund. The Fund seeks long-term capital growth by investing in quality, overlooked equities at value prices. For the 12 months ended May 31, 2003, the Fund's Class A shares (excluding sales charge) declined 6.71%. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which fell 8.06% for period and the Russell 1000(R) Value Index, which dropped 7.86%. The Fund also outperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which fell 9.99%.

Q: What was the primary factor that affected AXP Partners Fundamental Value Fund's results for the 12 months ended May 31, 2003?

A: We attribute the Fund's relative outperformance to good stock selection based on comprehensive, in-depth research conducted internally by our analysts and portfolio managers. While negative absolute returns are disappointing, the Fund held up better than most of its peers in a volatile environment. We are never pleased when a shareholder sees the value of an account decline. We remind ourselves, however, that we cannot avoid volatility altogether, and we use such environments to capitalize on value opportunities. During fiscal year 2003, we upgraded the quality of many of our holdings at attractive prices.

Q: What portions of the portfolio added to and detracted from the Fund's returns?

A: During the fiscal period, some holdings performed well and deserve mention. Costco and other retailers saw their shares decline last fall amid disappointing holiday sales. We took advantage of Wall Street's pessimism last December to add to our position in this well-run

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2003
  0%

 -2%

 -4%

 -6%     (bar 1)                                     (bar 4)
         -6.71%            (bar 2)                   -7.86%
 -8%                       -8.06%         (bar 3)
                                          -9.99%
-10%

(bar 1) AXP Partners Fundamental Value Fund Class A (excluding sales charge) (bar 2) S&P 500 Index
(bar 3) Lipper Large-Cap Value Funds Index
(bar 4) Russell 1000(R) Value Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> In the market declines of the last several years, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. (end callout quote)

     company and were rewarded for that opportunistic purchase during the first part of 2003. Independent of share price volatility, Costco's membership-based retail model is stable and very profitable. We also believe its competitive strengths, including an exceptionally lean expense structure, will continue to allow the company to generate profit growth for years into the future.

     Financial holdings represented nearly half of the portfolio as of May 31, 2003. Progressive Corp. and Golden West Financial Corp. were among the Fund's top performers for fiscal year 2003. Progressive, a provider of auto insurance, saw its shares increase in the 12 months ending May 31, 2003 on impressive year-over-year growth in policy volumes. We view Progressive as having a focused, entrepreneurial management team that has expanded in the insurance business by taking share from complacent

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/18/01)                 (6/18/01)                 (6/18/01)                  (6/18/01)

                          NAV(1)      POP(2)         NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)       POP(5)
1 year                   -6.71%      -12.06%        -7.67%      -11.37%       -7.43%       -7.43%       -6.67%       -6.67%
Since inception          -6.85%       -9.64%        -7.58%       -9.50%       -7.35%       -7.35%       -6.72%       -6.72%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     competitors. Golden West Financial is a west coast based savings bank whose primary source of revenue is derived from residential real estate loans and mortgage backed securities. Golden West has benefited from a boom in mortgage refinancing amid historically low interest rates.

     In the first quarter of calendar year 2003, we added American International Group to the portfolio. Trading at less than 14x earnings, AIG was an example of a buying opportunity that we believe controversy and pessimism can create for long-term investors. The company's shares declined following an announcement early in 2003 of a $1.8 billion increase in reserves related to commercial, workers' compensation and directors and officers liability insurance policies. In contrast to the underwriting record of many insurers who find themselves increasing reserves regularly, first quarter 2003 marked the first time AIG had ever taken an extraordinary reserve adjustment. In response to recent loss experience, AIG has already increased insurance rates by 90% and 70%, respectively, which should benefit future earnings. On the basis of these facts, we added significantly to our position and have been pleased to see AIG's shares recover in the months since.

     A controversial holding in the portfolio is Altria Group (formerly known as Philip Morris). Altria has been under renewed pressure from litigation, following an unfavorable ruling on a class-action tobacco lawsuit in Illinois. While on-going smoker and state-sponsored litigation risks to Philip Morris USA are real and should not be taken lightly, we believe the current price of Altria Group discounts more than the potential "worst case scenario," for example, a bankruptcy filing for the Philip Morris USA division, which accounts for just 30% of the overall company's earnings and cash flow. At this time we are maintaining our position in Altria and will continue monitoring the situation closely.

Q:   What changes did you make to the Fund during the period?

A: We sold Kinder Morgan and Masco. We also strategically trimmed our position in United Parcel Service in order to reallocate the proceeds to holdings whose valuations have become more attractive, such as Bank One. In addition, we added to American International Group, Tyco and Costco during the period. All of these actions are consistent with our view that managers should constantly strive to upgrade the quality of their portfolios in bear markets.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:   What is your outlook and how are you positioning the Fund in light of that?

A: During market declines, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. Looking ahead, we anticipate a sideways market for the foreseeable future.

     Currently, most of our assets are invested in what we believe are market leaders with strong balance sheets and earnings growth potential. This first group, representing perhaps 70% of the portfolio, includes United Parcel Service, Pfizer, Inc. and Microsoft. We would expect most of these holdings to generate returns close to their rate of earnings growth plus dividends. The remaining 30% of the portfolio is divided between "out of the spotlight" names and controversial holdings. Out of the spotlight companies have attractive economics but may not be household names to Wall Street or individual investors. This group includes Diageo plc and Vulcan Materials. Finally, controversial holdings such as Altria Group, AIG and Citigroup represent what we refer to as the "headline risk" component of the portfolio, meaning these companies are currently in the press, perceived to be risky, and experiencing greater than normal volatility as a result.

     We use these categories to illustrate how we think of the portfolio's structure and do not predetermine weightings for each group. Our point is that the portfolio is anchored primarily in strong market leaders, with more modest allocations to lesser-known and controversial holdings, respectively, that have attractive risk-reward characteristics in our opinion.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Fundamental Value Fund Class A shares (from 6/18/01 to 5/31/03) as compared to the performance of three widely cited performance indices, S&P 500 Index, Lipper Large-Cap Value Funds Index, and Russell 1000(R) Value Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP PARTNERS FUNDAMENTAL VALUE FUND
$20,000

$15,000        (solid line) AXP Partners Fundamental Value Fund Class A
               (dotted line) S&P 500 Index(1)
$10,000        (dashed line) Lipper Large-Cap Value Funds Index(2)
               (long dashed line) Russell 1000(R) Value Index(3)
 $5,000
        7/1/01 8/31/01 11/31/01 2/28/02 5/31/02 8/31/02 11/30/02 2/28/03 5/31/03

(solid line) AXP Partners Value Fund Class A $8,208
(dotted line) S&P 500 Index(1) $8,119
(dashed line) Lipper Large-Cap Value Funds Index(2) $8,345
(long dashed line) Russell 1000(R) Value Index(3) $8,900

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

                   Average Annual Total Returns
           Class A with Sales Charge as of May 31, 2003
1 year                                                 -12.06%
Since inception (6/18/01)                               -9.64%

      Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund
May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (93.8%)
Issuer                                                Shares            Value(a)

Banks and savings & loans (13.0%)
Bank One                                             365,000         $13,636,400
Golden West Financial                                150,700          11,722,953
Lloyds TSB Group ADR                                 122,800(c)        3,685,228
State Street                                          27,100           1,038,201
Wells Fargo                                          306,500          14,803,950
Total                                                                 44,886,732

Beverages & tobacco (8.0%)
Altria Group                                         515,200          21,277,760
Diageo ADR                                           140,000(c)        6,104,000
Total                                                                 27,381,760

Building materials & construction (0.8%)
Vulcan Materials                                      76,500           2,802,960

Communications equipment & services (0.4%)
Agere Systems Cl A                                   626,400(b)        1,528,416

Computer software & services (3.5%)
BMC Software                                         108,500(b)        1,840,160
Lexmark Intl Cl A                                     84,600(b)        6,294,240
Microsoft                                            155,600           3,829,316
Total                                                                 11,963,716

Electronics (0.4%)
Applied Materials                                     82,300(b)        1,280,588

Energy (6.4%)
ConocoPhillips                                       171,458           9,253,588
Devon Energy                                         154,300           8,023,600
EOG Resources                                        109,100           4,702,210
Total                                                                 21,979,398

Financial services (10.9%)
Citigroup                                            386,400          15,850,128
HSBC Holdings ADR                                    245,930(c)       14,576,271
Janus Capital Group                                   69,900           1,086,945
Morgan Stanley                                       122,400           5,599,800
Providian Financial                                   28,500(b)          257,640
Total                                                                 37,370,784

Food (1.9%)
Hershey Foods                                         54,100           3,846,510
Kraft Foods Cl A                                      82,400           2,669,760
Total                                                                  6,516,270

Health care (3.4%)
Lilly (Eli)                                           98,000           5,857,460
Merck & Co                                            35,300           1,961,974
Pfizer                                               129,960           4,031,359
Total                                                                 11,850,793

Insurance (21.0%)
American Intl Group                                  389,700          22,555,836
Aon                                                  175,000           4,490,500
Berkshire Hathaway Cl B                                5,761(b)       13,676,614
Chubb                                                 23,800           1,523,914
Loews                                                134,200           6,455,020
Markel                                                 2,000(b)          504,500
Principal Financial Group                             53,600           1,702,336
Progressive                                          187,000          13,464,000
Sun Life Financial Services of Canada                 32,500(c)          662,675
Transatlantic Holdings                                95,900           6,632,444
Travelers Property Casualty Cl A                      12,918             210,951
Travelers Property Casualty Cl B                      26,540             429,152
Total                                                                 72,307,942

Media (3.9%)
D & B                                                102,900(b)        3,997,665
Gannett                                               39,900           3,152,100
Moody's                                               93,900           4,896,885
WPP Group ADR                                         35,500(c)        1,468,990
Total                                                                 13,515,640

Metals (0.8%)
Martin Marietta Materials                             76,400           2,613,644

Multi-industry conglomerates (5.0%)
Dover                                                133,200           4,037,292
Tyco Intl                                            744,344(c)       13,174,889
Total                                                                 17,212,181

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Paper & packaging (4.0%)
Sealed Air                                           313,400(b)      $13,755,126

Real estate investment trust (2.2%)
AvalonBay Communities                                  6,200             259,966
CenterPoint Properties                               124,300           7,389,635
Total                                                                  7,649,601

Restaurants & lodging (0.9%)
Marriott Intl Cl A                                    81,200           3,174,920

Retail (6.0%)
Costco Wholesale                                     398,800(b)       14,775,540
RadioShack                                           111,400           2,684,740
Safeway                                              170,900(b)        3,219,756
Total                                                                 20,680,036

Transportation (1.2%)
United Parcel Service Cl B                            67,600           4,220,268

Total common stocks
(Cost: $332,500,782)                                                $322,690,775

Short-term securities (7.2%)
Issuer                     Annualized                Amount            Value(a)
                         yield on date             payable at
                          of purchase               maturity

Commercial paper
Falcon Asset Securitization
         06-12-03              1.25%              $7,700,000(d)       $7,696,524
Kitty Hawk Funding
         06-13-03               1.25               7,700,000(d)        7,696,257
Rabobank Nederland
         06-02-03               1.33               9,400,000           9,398,958

Total short-term securities
(Cost: $24,792,621)                                                  $24,791,739

Total investments in securities
(Cost: $357,293,403)(e)                                             $347,482,514

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 11.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At May 31, 2003, the cost of securities for federal income tax purposes was $357,922,629 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 17,674,452
     Unrealized depreciation                                        (28,114,567)
                                                                    -----------
     Net unrealized depreciation                                   $(10,440,115)
                                                                   ------------

--------------------------------------------------------------------------------
10 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $357,293,403)                                                                      $347,482,514
Cash in bank on demand deposit                                                                               38,576
Capital shares receivable                                                                                   292,376
Dividends and accrued interest receivable                                                                   347,089
                                                                                                            -------
Total assets                                                                                            348,160,555
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       49,886
Payable for investment securities purchased                                                               1,966,078
Payable upon return of securities loaned (Note 5)                                                         1,918,900
Accrued investment management services fee                                                                    6,795
Accrued distribution fee                                                                                      5,222
Accrued transfer agency fee                                                                                   2,598
Accrued administrative services fee                                                                             558
Other accrued expenses                                                                                       77,886
                                                                                                             ------
Total liabilities                                                                                         4,027,923
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $344,132,632
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    834,020
Additional paid-in capital                                                                              360,505,130
Undistributed net investment income                                                                         494,944
Accumulated net realized gain (loss) (Note 7)                                                            (7,890,573)
Unrealized appreciation (depreciation) on investments                                                    (9,810,889)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $344,132,632
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $201,435,029
                                                            Class B                                    $134,906,574
                                                            Class C                                    $  7,749,974
                                                            Class Y                                    $     41,055
Net asset value per share of outstanding capital stock:     Class A shares         48,556,485          $       4.15
                                                            Class B shares         32,949,752          $       4.09
                                                            Class C shares          1,885,862          $       4.11
                                                            Class Y shares              9,867          $       4.16
                                                                                        -----          ------------
* Including securities on loan, at value (Note 5)                                                      $  1,857,619
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                                             $   4,787,273
Interest                                                                                                    388,535
Fee income from securities lending (Note 5)                                                                  11,054
   Less foreign taxes withheld                                                                              (47,583)
                                                                                                            -------
Total income                                                                                              5,139,279
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,055,809
Distribution fee
   Class A                                                                                                  402,499
   Class B                                                                                                1,084,801
   Class C                                                                                                   58,890
Transfer agency fee                                                                                         743,435
Incremental transfer agency fee
   Class A                                                                                                   47,114
   Class B                                                                                                   55,418
   Class C                                                                                                    3,938
Service fee -- Class Y                                                                                           20
Administrative services fees and expenses                                                                   168,023
Compensation of board members                                                                                10,430
Custodian fees                                                                                               50,946
Printing and postage                                                                                        104,973
Registration fees                                                                                            72,576
Audit fees                                                                                                   17,500
Other                                                                                                        13,047
                                                                                                             ------
Total expenses                                                                                            4,889,419
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (305,412)
                                                                                                           --------
                                                                                                          4,584,007
   Earnings credits on cash balances (Note 2)                                                                (2,689)
                                                                                                             ------
Total net expenses                                                                                        4,581,318
                                                                                                          ---------
Investment income (loss) -- net                                                                             557,961
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (5,739,338)
Net change in unrealized appreciation (depreciation) on investments                                      (8,192,627)
                                                                                                         ----------
Net gain (loss) on investments                                                                          (13,931,965)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(13,374,004)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund
                                                                                  May 31, 2003       For the period from
                                                                                   Year ended         June 18, 2001* to
                                                                                                        May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                  $    557,961          $   (193,221)
Net realized gain (loss) on security transactions                                  (5,739,338)           (2,156,713)
Net change in unrealized appreciation (depreciation) on investments                (8,192,627)           (1,525,075)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                   (13,374,004)           (3,875,009)
                                                                                  -----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                          (63,824)                   --
     Class Y                                                                               (8)                   --
   Tax return of capital
     Class A                                                                               --               (37,951)
     Class Y                                                                               --                    (6)
                                                                                      -------               -------
Total distributions                                                                   (63,832)              (37,957)
                                                                                      -------               -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         94,555,059           168,192,060
   Class B shares                                                                  64,363,942           111,942,569
   Class C shares                                                                   4,033,134             5,428,002
   Class Y shares                                                                      24,959                 6,898
Reinvestment of distributions at net asset value
   Class A shares                                                                      62,776                36,768
   Class Y shares                                                                           3                     2
Payments for redemptions
   Class A shares                                                                 (41,565,080)          (12,144,027)
   Class B shares (Note 2)                                                        (29,225,875)           (4,709,042)
   Class C shares (Note 2)                                                         (1,235,864)             (189,638)
                                                                                   ----------              --------
Increase (decrease) in net assets from capital share transactions                  91,013,054           268,563,592
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                            77,575,218           264,650,626
Net assets at beginning of period (Note 1)                                        266,557,414             1,906,788**
                                                                                  -----------             ---------
Net assets at end of period                                                      $344,132,632          $266,557,414
                                                                                 ============          ============
Undistributed net investment income                                              $    494,944          $         --
                                                                                 ------------          ------------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $93,212 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $815 and accumulated net realized loss has been increased by $815.

The tax character of distributions paid for the periods indicated is as follows:

                                           May 31, 2003      For the period from
                                            Year ended        June 18, 2001* to
                                                                May 31, 2002
Class A
Distributions paid from:
     Tax return of capital                    $    --              $37,951
     Ordinary income                           63,824                   --
     Long-term capital gain                        --                   --

Class B
Distributions paid from:
     Tax return of capital                         --                   --
     Ordinary income                               --                   --
     Long-term capital gain                        --                   --

Class C
Distributions paid from:
     Tax return of capital                         --                   --
     Ordinary income                               --                   --
     Long-term capital gain                        --                   --

Class Y
Distributions paid from:
     Tax return of capital                         --                    6
     Ordinary income                                8                   --
     Long-term capital gain                        --                   --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $    165,450
Accumulated gain (loss)                                       $ (6,931,853)
Unrealized appreciation (depreciation)                        $(10,440,115)

--------------------------------------------------------------------------------
17 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $45,474 for the year ended May 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Davis Advisors.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

Under the terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,206,369 for Class A, $126,444 for Class B and $4,939 for Class C for the year ended May 31, 2003.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.16% for Class Y of the Fund's average daily net assets. Beginning June 1, 2003, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.38% for Class A, 2.14% for Class B, 2.14% for Class C and 1.20% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,689 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $208,114,829 and $103,953,820, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                Year ended May 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       24,530,108        16,813,410        1,051,991             6,363
Issued for reinvested distributions            16,475                --               --                 1
Redeemed                                  (10,938,500)       (7,729,123)        (329,243)               --
                                          -----------        ----------         --------              ----
Net increase (decrease)                    13,608,083         9,084,287          722,748             6,364
                                           ----------         ---------          -------             -----

                                                            June 18, 2001* to May 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       37,272,850        24,923,357        1,203,572             1,503
Issued for reinvested distributions             8,028                --               --                --
Redeemed                                   (2,726,476)       (1,059,892)         (42,458)               --
                                           ----------        ----------          -------             -----
Net increase (decrease)                    34,554,402        23,863,465        1,161,114             1,503
                                           ----------        ----------        ---------             -----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $1,857,619 were on loan to brokers. For collateral, the Fund received $1,918,900 in cash. Income from securities lending amounted to $11,054 for the year ended May 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $6,931,853 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $4.45     $4.77
Income from investment operations:
Net investment income (loss)                                   .02        --
Net gains (losses) (both realized and unrealized)             (.32)     (.32)
Total from investment operations                              (.30)     (.32)
Net asset value, end of period                               $4.15     $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                       $201      $156
Ratio of expenses to average daily net assets(c),(e)         1.35%     1.33%(d)
Ratio of net investment income (loss)
to average daily net assets                                   .52%      .14%(d)
Portfolio turnover rate (excluding short-term securities)      41%       22%
Total return(i)                                             (6.71%)   (6.67%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $4.43     $4.77
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)             (.33)     (.33)
Total from investment operations                              (.34)     (.34)
Net asset value, end of period                               $4.09     $4.43

Ratios/supplemental data
Net assets, end of period (in millions)                       $135      $106
Ratio of expenses to average daily net assets(c),(f)         2.11%     2.10%(d)
Ratio of net investment income (loss)
to average daily net assets                                  (.24%)    (.63%)(d)
Portfolio turnover rate (excluding short-term securities)      41%       22%
Total return(i)                                             (7.67%)   (7.13%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $4.44     $4.77
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)             (.32)     (.32)
Total from investment operations                              (.33)     (.33)
Net asset value, end of period                               $4.11     $4.44

Ratios/supplemental data
Net assets, end of period (in millions)                         $8        $5
Ratio of expenses to average daily net assets(c),(g)         2.11%     2.11%(d)
Ratio of net investment income (loss)
to average daily net assets                                  (.24%)    (.64%)(d)
Portfolio turnover rate (excluding short-term securities)      41%       22%
Total return(i)                                             (7.43%)   (6.92%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $4.46     $4.77
from investment operations:
Net investment income (loss)                                   .02       .01
Net gains (losses) (both realized and unrealized)             (.32)     (.32)
Total from investment operations                              (.30)     (.31)
Net asset value, end of period                               $4.16     $4.46

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.16%     1.11%(d)
Ratio of net investment income (loss)
to average daily net assets                                   .71%      .38%(d)
Portfolio turnover rate (excluding short-term securities)      41%       22%
Total return(i)                                             (6.67%)   (6.45%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.55% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.31% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.31% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.27% and 1.37% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

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25 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Fundamental Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003 and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Fundamental Value Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
26 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Fundamental Value Fund

Fiscal year ended May 31, 2003

Class A

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                        100.00%

Payable date                                                           Per share
Dec. 19, 2002                                                            0.00147

Class Y

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                        100.00%

Payable date                                                           Per share
Dec. 19, 2002                                                            0.00215

--------------------------------------------------------------------------------
27 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS FUNDAMENTAL VALUE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
         Growth
           Fund

Annual Report
for the Period Ended May 31, 2003

AXP Partners Growth Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   9

Financial Statements                       12

Notes to Financial Statements              15

Independent Auditors' Report               24

Board Members and Officers                 25

--------------------------------------------------------------------------------
2   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Fund Snapshot
          AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Eagle Asset Management

Portfolio manager                      Team led by Ashi Parikh
Since                                                     4/03
Years in industry                                           10

Goldman Sachs Asset Management

Portfolio manager                Team led by Herbert E. Ehlers
Since                                                     4/03
Years in industry                                           35

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03           B: 4/24/03     C: 4/24/03       Y: 4/24/03

Ticker symbols
A: --                B: --          C: --            Y: --

Total net assets                                  $4.7 million

Number of holdings                           approximately 100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
                  X   LARGE
                      MEDIUM    SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Discretionary cyclical 23.6%
Technology 22.3%
Health care 19.4%
Financials 14.3%
Industrials 8.8%
Staples 8.7%
Telecommunications 1.9%
Energy & utilities 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software & services)          4.8%
Pfizer (Health care)                              4.6
Johnson & Johnson (Health care)                   3.7
Intel (Electronics)                               3.6
Viacom Cl B (Leisure time & entertainment)        3.3
Wal-Mart Stores (Retail)                          3.2
Fannie Mae (Financial services)                   3.1
Cisco Systems (Computers & office equipment)      2.8
Dell Computer (Computers & office equipment)      2.7
Freddie Mac (Financial services)                  2.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Growth Fund's portfolio is managed by two independent money management firms that invest a portion of Fund assets in large capitalization stocks that are believed to have the greatest growth potential over the long term. From April 24, 2003 (when the Fund's shares became publicly available) to May 31, 2003, the Fund's Class A shares provided a cumulative total return of 4.89%, excluding sales charge. From May 1, 2003 through May 31, 2003, the Fund's benchmark, the Russell 1000(R) Growth Index rose 4.99% while the Lipper Large-Cap Growth Funds Index rose 4.90%. Eagle Asset Management and Goldman Sachs Asset Management each manage approximately 50% of the Fund's portfolio.

Q: What were the positive and negative factors affecting the Fund's performance since April 24, 2003?

A: Eagle: While a strong earnings season has helped stock prices during the Fund's short initial fiscal period, other favorable economic conditions have also contributed. Consumer confidence has rebounded from the lows in March. The Federal Reserve has been steadfast in its determination to reduce interest rates. Money supply growth has been strong thus far in 2003. Moreover, a weaker dollar is helping boost earnings of corporations with substantial overseas sales. Lastly, the Bush Administration's $350 billion tax cut is likely to add near-term stimulus to the economy. These indications of improving financial conditions are typically a catalyst for stronger growth, which likely will result in a boost in demand and an improvement in profits.

(bar graph)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2003

  5%              (bar 1)           (bar 2)          (bar 3)
                  +4.89%            +4.99%           +4.90%
  4%

  3%

  2%

  1%

  0%

(bar 1) AXP Partners Growth Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index(2)

(1) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the largest 1,000 companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> An extensive quantitative and qualitative research process is employed to identify those companies that have an articulated vision for the future and the ability to execute that vision. (end callout quote)

                  -- Eagle Asset Management

(begin callout quote)> On an absolute basis, our portion of the Fund's portfolio benefited from the solid performance of several consumer discretionary names. (end callout quote)

                  -- Goldman Sachs Asset Management

TOTAL RETURNS

as of May 31, 2003

                           Class A                  Class B                    Class C                       Class Y
(Inception dates)         (4/24/03)                (4/24/03)                  (4/24/03)                     (4/24/03)
                       NAV(1)   POP(2)       NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
Since inception*       +4.89%   -1.14%       +4.70%        -0.30%        +4.70%        +3.70%           +4.89%     +4.89%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Questions & Answers

    During the period since inception, our holdings in every major growth sector, including consumer/retail, financial services, healthcare and technology, finished in positive territory and relatively in-line with the Fund's benchmark.

    Strong returns from consumer/retail holdings Anheuser-Busch, Cendant Corp., Home Depot, Carnival and Walt Disney provided much of the upside, while Wal-Mart was one of the few laggards in the group. In the financial services sector, Lehman Brothers, Hartford Financial and Citigroup contributed positively to our performance.

    Portfolio holdings Abbott Labs and Baxter led our healthcare position slightly higher in May. Despite current or upcoming product launches for both companies, low expectations are still priced into the stocks. On the other hand, pharmaceutical holdings Pfizer, Inc., Merck and Johnson & Johnson were a drag on our healthcare sector performance. These stocks reacted negatively to the Maine Rx case at the U.S. Supreme Court, which has the potential to lower pharmaceutical prices charged by manufacturers to the uninsured population.

    Our technology holdings also were strong performers in the period, as money flowed into higher volatility names. Holdings Taiwan Semiconductor, Intel, Texas Instruments, Cisco and Dell led the group higher. Microsoft was an underperformer as concerns arose regarding Linux competition in enterprise software, the discounting of desktop productivity applications and insider selling.

A: Goldman Sachs: On an absolute basis, our portion of the Fund's portfolio benefited from the solid performance of several consumer discretionary names, including Cendant Corp., Harrah's Entertainment, Inc. and Family Dollar Stores, Inc. Additionally, holdings such as First Data Corp. and Sabre Holdings Corp. in the producer goods & services sector enhanced results. Conversely, the Fund was hurt by weakness in the healthcare space. The key detractors from performance included Pfizer, Inc. and Johnson & Johnson.

Q:  What is your investment process?

A: Eagle: Our portion of the AXP Partners Growth Fund features a bottom-up stock selection process coupled with a top-down sector evaluation relative to the benchmark. Our stock selection process focuses on sustainable fundamental trends and specific companies benefiting from these trends to produce strong growth in revenue, earnings and cash flow. Quantitative analysis is incorporated into our investment process as a risk

--------------------------------------------------------------------------------
6   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Questions & Answers

    management tool and is sometimes used to confirm or refute an investment decision originally based on fundamental research. We identify those companies that have an articulated vision for the future and the ability to execute that vision. Such companies typically have strong management, rising revenues and earnings growth, and a sustainable competitive advantage.

A: Goldman Sachs: Our process begins with the flow of potential investment ideas. We deliberately seek to avoid common or widely followed sources of ideas such as the buy list of a major brokerage house or computer screens. Rather, we wish to have each idea somewhat isolated and stand by itself. Our next step is to evaluate the companies based on our investment criteria: we seek growth businesses with dominant market share, pricing control, recurring revenue streams, high returns on equity, long product life cycles and free cash flow. When we have selected a business that meets our investment criteria, we create a financial model based on the balance sheet, income and cash flow statements. We then meet with management, competitors, customers and suppliers to discuss the company's long-term fundamentals, business plan, and current and future challenges. We believe that extensive contact with senior management is a prerequisite for any investment. Finally, we use our research findings to help us calculate the company's total enterprise value.

Q:  How are you positioning your portion of the Fund?

A: Eagle: In the consumer sector, we continue to be tilted toward the consumer discretionary names versus the staples. Along that theme, we started a position in Kohl's, which we believe is one of the few retailers with the opportunity to achieve greater than 20% growth. During the period we moved the financial services sector to a slight overweight position. We have been consistent in holding a market weight position in technology stocks, enabling us to participate in the recent run up; however, we continue our slight underweight in the healthcare sector.

A: Goldman Sachs: We remain focused on those companies that we believe have the financial strength to ride out continued economic weakness and the operating leverage to take advantage of an economic recovery. Although the volatile market may roil investors, we continue to make decisions that are free from emotion.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the year ahead?

A: Eagle: Interestingly, the dividend yield on the S&P 500 (about 1.8% as of May 31, 2003) was greater than the yield on three-year U.S. Treasury notes* (1.57%). While growth stocks have historically paid relatively low or no dividends, more investors are now looking to balance risk and reward. We believe more pension funds and tactical asset allocators may move money from debt to equity securities, increasing demand for all stocks in the short term. In the intermediate term, we believe three years of corporations cutting capacity, reducing inventories, increasing productivity, adjusting balance sheets and lowering expectations, will lead to higher profit growth if the economy can muster even a moderate recovery. As corporate profits improve, equity prices should follow and we expect growth funds to benefit.

    * Unlike U.S. Treasuries, cash dividends on equity securities are not guaranteed by the U.S. government.

A: Goldman Sachs: The environment for U.S. equity investing has improved throughout the year. Although businesses continue to deal with muted economic growth, the overall sentiment is decidedly less negative. With the war-related news and geopolitical issues no longer dominating the headlines, at the forefront of our minds are the business-specific risks that could impair the long-term growth prospects of our investments. Our team has always focused on this, regardless of the market environment. With the war in Iraq over and the geopolitical risks reduced, we hope that the market will return to concentrating on business fundamentals.

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8   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund

May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.9%)
Issuer                                              Shares         Value(a)

Aerospace & defense (3.0%)
Boeing                                               1,200          $36,804
Lockheed Martin                                        950           44,099
Raytheon                                             1,000           32,040
United Technologies                                    400           27,300
Total                                                               140,243

Automotive & related (0.2%)
SPX                                                    250(b)         9,633
Banks and savings & loans (1.4%)
Bank of America                                        600           44,520
State Street                                           530           20,304
Total                                                                64,824

Beverages & tobacco (4.2%)
Anheuser-Busch                                         900           47,367
Coca-Cola                                            1,150           52,406
Coors (Adolph) Cl B                                    250           13,770
PepsiCo                                              1,930           85,306
Total                                                               198,849

Communications equipment & services (1.6%)
EchoStar Communications Cl A                         1,020(b)        34,252
QUALCOMM                                             1,200           40,296
Total                                                                74,548

Computer software & services (5.8%)
Intuit                                                 540(b)        24,889
Microsoft                                            8,870          218,290
Oracle                                               1,000(b)        13,010
VERITAS Software                                       600(b)        16,650
Total                                                               272,839

Computers & office equipment (9.9%)
Cisco Systems                                        8,020(b)       130,566
Computer Sciences                                      200(b)         7,940
Dell Computer                                        3,910(b)       122,344
EMC                                                  3,370(b)        36,463
First Data                                           2,520          104,378
Intl Business Machines                                 650           57,226
SABRE Holdings Cl A                                    580           14,343
Total                                                               473,260

Electronics (5.9%)
Intel                                                7,990          166,512
STMicroelectronics                                     500(c)        11,405
Taiwan Semiconductor Mfg ADR                         2,650(b,c)      26,871
Texas Instruments                                    3,540           72,570
Total                                                               277,358

Energy (0.6%)
BP ADR                                                 650(c)        27,229

Energy equipment & services (0.3%)
ENSCO Intl                                             500           15,000

Financial services (10.3%)
Bear Stearns Companies                                 150           11,591
Citigroup                                            1,950           79,988
Fannie Mae                                           1,910          141,339
Freddie Mac                                          1,980          118,423
Lehman Brothers Holdings                               400           28,652
MBNA                                                 1,410           28,271
Merrill Lynch                                          250           10,825
Morgan Stanley                                         450           20,588
Schwab (Charles)                                     5,300           51,410
Total                                                               491,087

Food (1.0%)
Wrigley (Wm) Jr                                        830           46,895

Health care (18.1%)
Abbott Laboratories                                    950           42,323
Amgen                                                  880(b)        56,945
Baxter Intl                                          2,200           55,748
Bristol-Myers Squibb                                   330            8,448
Genzyme-General Division                               100(b)         4,749
Gilead Sciences                                        100(b)         5,276
Johnson & Johnson                                    3,130          170,115
Lilly (Eli)                                          1,470           87,862
MedImmune                                              150(b)         5,318
Medtronic                                              550           26,802
Merck & Co                                           1,150           63,917
Pfizer                                               6,810          211,245
Schering-Plough                                        360            6,642
Wyeth                                                2,680          117,517
Total                                                               862,907

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Issuer                                              Shares         Value(a)

Health care services (0.6%)
HCA                                                    300           $9,900
UnitedHealth Group                                     200           19,188
Total                                                                29,088

Household products (3.3%)
Avon Products                                          200           12,188
Colgate-Palmolive                                      870           51,869
Energizer Holdings                                     390(b)        12,394
Gillette                                               300           10,083
Procter & Gamble                                       750           68,866
Total                                                               155,400

Insurance (1.9%)
Ambac Financial Group                                  550           36,690
Hartford Financial Services Group                      350           16,324
Travelers Property Casualty Cl A                     1,050           17,147
UnumProvident                                        1,400           18,060
Total                                                                88,221

Leisure time & entertainment (5.9%)
AOL Time Warner                                      2,440(b)        37,137
Carnival                                               900           27,540
Harrah's Entertainment                               1,360(b)        54,522
Metro-Goldwyn-Mayer                                    700(b)         8,736
Viacom Cl B                                          3,330(b)       151,582
Total                                                               279,517

Media (9.2%)
Clear Channel Communications                         2,210(b)        89,946
Cox Communications Cl A                                550(b)        17,039
Disney (Walt)                                        2,200           43,230
Gannett                                                380           30,020
Lamar Advertising                                      310(b)        10,931
Liberty Media Cl A                                   4,450(b)        52,065
McGraw-Hill Companies                                  370           23,388
Moody's                                                300           15,645
New York Times Cl A                                    390           18,681
Omnicom Group                                          250           17,453
Univision Communications Cl A                        2,500(b)        74,624
Valassis Communications                                380(b)        10,184
Westwood One                                           900(b)        30,474
Total                                                               433,680

Multi-industry conglomerates (5.1%)
3M                                                     150           18,971
Cendant                                              5,900(b)        99,120
General Electric                                     3,660          105,042
Tyco Intl                                            1,150(c)        20,355
Total                                                               243,488

Real estate investment trust (0.3%)
Starwood Hotels &
  Resorts Worldwide                                    410           11,882

Restaurants & lodging (0.7%)
Marriott Intl Cl A                                     520           20,332
Wendy's Intl                                           450           13,550
Total                                                                33,882

Retail (6.9%)
Dollar Tree Stores                                     300(b)         8,700
Family Dollar Stores                                   970           35,357
Home Depot                                           2,000           64,980
Kohl's                                                 500(b)        26,175
Lowe's Companies                                       350           14,791
Penney (JC)                                            750           12,990
Wal-Mart Stores                                      2,830          148,885
Walgreen                                               550           16,935
Total                                                               328,813

Transportation (0.5%)
United Parcel Service Cl B                             350           21,851

Utilities -- telephone (0.2%)
Crown Castle Intl                                    1,410(b)        11,745

Total common stocks
(Cost: $4,320,164)                                               $4,592,239

Total investments in securities
(Cost: $4,320,164)(d)                                            $4,592,239

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 1.8% of net assets.

(d) At May 31, 2003, the cost of securities for federal income tax purposes was $4,322,555 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $295,229
     Unrealized depreciation                                     (25,545)
                                                                 -------
     Net unrealized appreciation                                $269,684
                                                                --------

--------------------------------------------------------------------------------
11   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Growth Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $4,320,164)                                                                          $4,592,239
Cash in bank on demand deposit                                                                              151,873
Capital shares receivable                                                                                    15,700
Dividends and accrued interest receivable                                                                     4,546
Receivable for investment securities sold                                                                    17,139
                                                                                                             ------
Total assets                                                                                              4,781,497
                                                                                                          ---------
Liabilities
Payable for investment securities purchased                                                                  25,337
Accrued investment management services fee                                                                      100
Accrued distribution fee                                                                                         36
Accrued transfer agency fee                                                                                       4
Accrued administrative services fee                                                                               8
Other accrued expenses                                                                                       16,806
                                                                                                             ------
Total liabilities                                                                                            42,291
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                       $4,739,206
                                                                                                         ==========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $    8,849
Additional paid-in capital                                                                                4,430,426
Undistributed net investment income                                                                           1,505
Accumulated net realized gain (loss)                                                                         26,351
Unrealized appreciation (depreciation) on investments                                                       272,075
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                 $4,739,206
                                                                                                         ==========
Net assets applicable to outstanding shares:                Class A                                      $4,521,721
                                                            Class B                                      $  184,633
                                                            Class C                                      $   13,799
                                                            Class Y                                      $   19,053
Net asset value per share of outstanding capital stock:     Class A shares       844,241                 $     5.36
                                                            Class B shares        34,523                 $     5.35
                                                            Class C shares         2,578                 $     5.35
                                                            Class Y shares         3,556                 $     5.36
                                                                                   -----                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

For the period from April 24, 2003* to May 31, 2003
Investment income
Income:
Dividends                                                                                                  $  5,893
Interest                                                                                                         99
   Less foreign taxes withheld                                                                                  (24)
                                                                                                                ---
Total income                                                                                                  5,968
                                                                                                              -----
Expenses (Note 2):
Investment management services fee                                                                            3,368
Distribution fee
   Class A                                                                                                    1,055
   Class B                                                                                                       71
   Class C                                                                                                       10
Transfer agency fee                                                                                              75
Incremental transfer agency fee
   Class A                                                                                                        5
   Class B                                                                                                        3
Service fee -- Class Y                                                                                            2
Administrative services fees and expenses                                                                       259
Custodian fees                                                                                                7,200
Printing and postage                                                                                         12,365
Registration fees                                                                                            65,155
Audit fees                                                                                                   15,500
Other                                                                                                           252
                                                                                                                ---
Total expenses                                                                                              105,320
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (99,961)
                                                                                                            -------
                                                                                                              5,359
   Earnings credits on cash balances (Note 2)                                                                   (22)
                                                                                                                ---
Total net expenses                                                                                            5,337
                                                                                                              -----
Investment income (loss) -- net                                                                                 631
                                                                                                                ---
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                   26,551
Net change in unrealized appreciation (depreciation) on investments                                         179,853
                                                                                                            -------
Net gain (loss) on investments                                                                              206,404
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                            $207,035
                                                                                                           ========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Statement of changes in net assets
AXP Partners Growth Fund

For the period from April 24, 2003* to May 31, 2003
Operations
Investment income (loss) -- net                                                                          $      631
Net realized gain (loss) on security transactions (Note 3)                                                   26,551
Net change in unrealized appreciation (depreciation) on investments                                         179,853
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                             207,035
                                                                                                            -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                                  264,675
   Class B shares                                                                                           168,105
   Class C shares                                                                                             3,057
   Class Y shares                                                                                             8,000
Payments for redemptions
   Class A shares                                                                                            (3,426)
                                                                                                             ------
Increase (decrease) in net assets from capital share transactions                                           440,411
                                                                                                            -------
Total increase (decrease) in net assets                                                                     647,446
Net assets at beginning of period (Note 1)                                                                4,091,760**
                                                                                                          ---------
Net assets at end of period                                                                              $4,739,206
                                                                                                         ==========
Undistributed net investment income                                                                      $    1,505
                                                                                                         ----------

 *   When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had an increase in net assets resulting from operations of $91,760 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities. On April 17, 2003, American Express Financial Corporation
(AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of May 31, 2003, AEFC owned approximately 90% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.
Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,136 resulting in a net reclassification adjustment to decrease paid-in capital by $1,136.

The tax character of distributions paid for the period indicated is as follows:

For the period from April 24, 2003* to May 31, 2003

Class A
Distributions paid from:
      Ordinary income                                                  $--
      Long-term capital gain                                            --
Class B
Distributions paid from:
      Ordinary income                                                   --
      Long-term capital gain                                            --
Class C
Distributions paid from:
      Ordinary income                                                   --
      Long-term capital gain                                            --
Class Y
Distributions paid from:
      Ordinary income                                                   --
      Long-term capital gain                                            --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $ 30,247
Accumulated gain (loss)                                           $     --
Unrealized appreciation (depreciation)                            $269,684

--------------------------------------------------------------------------------
17   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.68% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Nov. 1, 2003 and will cover the six-month period beginning May 1, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Eagle Asset Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,351 for Class A for the period ended May 31, 2003.

For the period ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.20% for Class A, 1.89% for Class B, 1.86% for Class C and 1.07% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.17% for Class B, 2.18% for Class C and 1.22% for Class Y of the Fund's average daily net assets.

During the period ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $22 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $857,601 and $434,642, respectively, for the period ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from April 24, 2003* to May 31, 2003 are as follows:

                                              Class A     Class B     Class C     Class Y
Sold                                          50,889     32,523         578       1,556
Issued for reinvested distributions               --         --          --          --
Redeemed                                        (648)        --          --          --
                                              ------     ------         ---       -----
Net increase (decrease)                       50,241     32,523         578       1,556
                                              ------     ------         ---       -----


* When shares became publicly available.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2003.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2003(b)
Net asset value, beginning of period                                    $5.11
Income from investment operations:
Net investment income (loss)                                               --
Net gains (losses) (both realized and unrealized)                         .25
Total from investment operations                                          .25
Net asset value, end of period                                          $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                                    $5
Ratio of expenses to average daily net assets(c,e)                      1.20%(d)
Ratio of net investment income (loss) to average daily net assets        .16%(d)
Portfolio turnover rate (excluding short-term securities)                 10%
Total return(i)                                                         4.89%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2003(b)
Net asset value, beginning of period                                   $5.11
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .25
Total from investment operations                                         .24
Net asset value, end of period                                         $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c,f)                     1.89%(d)
Ratio of net investment income (loss) to average daily net assets      (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                10%
Total return(i)                                                        4.70%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2003(b)
Net asset value, beginning of period                                   $5.11
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .25
Total from investment operations                                         .24
Net asset value, end of period                                         $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c,g)                     1.86%(d)
Ratio of net investment income (loss) to average daily net assets      (.53%)(d)
Portfolio turnover rate (excluding short-term securities)                10%
Total return(i)                                                        4.70%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2003(b)
Net asset value, beginning of period                                    $5.11
Income from investment operations:
Net investment income (loss)                                               --
Net gains (losses) (both realized and unrealized)                         .25
Total from investment operations                                          .25
Net asset value, end of period                                          $5.36

Ratios/supplemental data
Net assets, end of period (in millions)                                   $--
Ratio of expenses to average daily net assets(c,h)                      1.07%(d)
Ratio of net investment income (loss) to average daily net assets        .31%(d)
Portfolio turnover rate (excluding short-term securities)                 10%
Total return(i)                                                         4.89%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 23.71% for the period ended May 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 24.48% for the period ended May 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 24.49% for the period ended May 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 23.53% for the period ended May 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Growth Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statements of operations, changes in net assets and the financial highlights for the period from April 24, 2003 (when shares became publicly available) to May 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Growth Fund as of May 31, 2003, the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
24   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
25   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS GROWTH FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
     Select
         Value
              Fund

Annual Report
for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers with Portfolio Management            4

The Fund's Long-term Performance                         7

Investments in Securities                                8

Financial Statements                                    13

Notes to Financial Statements                           16

Independent Auditors' Report                            26

Federal Income Tax Information                          27

Board Members and Officers                              29

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF MAY 31, 2003

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager                                 Mario J. Gabelli, CFA
Since                                                              3/02
Years in industry                                                    36

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02         B: 3/8/02         C: 3/8/02        Y: 3/8/02

Ticker symbols
A: AXVAX          B: AXVBX          C: ACSVX         Y: --

Total net assets                                         $255.6 million

Number of holdings                                    approximately 250

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE    BLEND   GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Discretionary cyclical 30.6%
Staples 15.4%
Energy & utilities 13.6%
Industrials 10.3%
Telecommunications 7.1%
Cash & equivalents 6.4%
Financials 5.1%
Health care 4.8%
Materials 4.0%
Technology 2.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Liberty Media Cl A (Media)                                          2.9%
Cablevision Systems NY Group Cl A (Media)                           2.4
Genuine Parts (Automotive & related)                                1.7
AOL Time Warner (Leisure time & entertainment)                      1.5
Telephone & Data Systems (Utilities -- telephone)                   1.5
Procter & Gamble (Household products)                               1.3
Tribune (Media)                                                     1.2
Vivendi Universal ADR (Multi-industry conglomerates)                1.2
Qwest Communications Intl (Utilities -- telephone)                  1.2
Duke Energy (Utilities -- electric)                                 1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm. Gabelli Asset Management seeks to provide Fund shareholders with long-term capital growth by investing in undervalued stocks of large, medium and small-sized companies. For the 12 months ended May 31, 2003, the Fund's Class A shares (excluding sales charges) rose 2.12%. The Fund's return exceeded that of its benchmark, the Russell 3000(R) Value Index, which fell 7.81% for the same period. The Fund also outperformed the average return of its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which declined 6.37%.

Q:   Could you describe the market environment during the Fund's fiscal year?

A: Gabelli: Several factors contributed to negative investor sentiment and volatility in the market. These factors included the war in Iraq, high oil prices, ongoing uncertainty about the recovery of the U.S. economy and concern about corporate earnings. Combined with the crisis of confidence in the integrity of corporate America, these influences weighed heavily on the stock market.

     Toward the end of the fiscal year, investor sentiment and stock market performance began to turn in a positive direction. Investors' confidence was buoyed by the brief and successful ending of the Iraq conflict, continued low interest rates and the aggressive economic stimulus package proposed by the Bush administration, which included tax cuts and the elimination of the double taxation of corporate dividends.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2003

 3%     (bar 1)
 2%     +2.12%
 1%
 0%
-1%
-2%
-3%
-4%
-5%
-6%                                                     (bar 3)
-7%                             (bar 2)                 -6.37%
-8%                             -7.81%


(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Toward the end of the fiscal year, investor sentiment and stock market performance began to turn in a positive direction. (end callout quote)

Q:  What factors significantly affected Fund performance during the fiscal year?

A: Gabelli: We were pleased to report positive results during a very difficult year for stocks. We believe our fundamental, value-oriented approach was the reason for the Fund's outperformance. In our quest to find undervalued stocks, we focus on a company's cash flow, earnings per share, private market value and management team. We conduct extensive fundamental analysis of each company and search for a catalyst or event that will focus investors on the company's underlying value. Because we tend to own businesses that we believe are undervalued by the market by as much as 50%, we have the potential to outperform in periods of

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (3/8/02)                  (3/8/02)                  (3/8/02)                   (3/8/02)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   +2.12%       -3.76%        +1.46%       -2.54%       +1.46%       +1.46%       +2.35%       +2.35%
Since inception          -0.22%       -4.91%        -0.91%       -4.14%       -0.91%       -0.91%       -0.04%       -0.04%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     negative market performance. Of course, there is also the potential to underperform in periods of market strength.

     Media stocks were among the best performers in the second half of the period. We had anticipated positive changes in media ownership rules by the Federal Communications Commission (FCC) and invested in many small broadcast and newspaper companies that would benefit from less stringent regulation. This move proved to be advantageous to the Fund's performance as well.

Q:   What changes did you make to the Fund's portfolio?

A: Gabelli: In the first half of the fiscal year, we added industrial companies such as Honeywell, Dana Corp. and Modine Manufacturing, media stock Disney, newspaper company Tribune and several utilities including DQE and Duke Energy. We sold Northrop Grumman as its merger with TRW was completed. In the second half of the period, we added to telecommunications stocks such as Telephone and Data Systems, cable company Cox Communications and pharmaceutical companies Eli Lilly and Wyeth. We sold Mirant, Adolph Coors, PanAmerican Beverages and Scios, which was bought by Johnson & Johnson.

Q:   What is your outlook for the year ahead?

A: Gabelli: We have an upbeat outlook for the U.S. economy and stock market based on a number of factors. We believe the resolution to the war in Iraq and the Bush administration's focus on fiscal initiatives should continue to have a positive impact on the U.S. economy. In addition, inflation remains dormant, oil prices have declined and interest rates are historically low. Businesses should benefit from a more stable operating environment and consumers will gain more confidence about the future. Continuing economic progress should result in improved corporate earnings.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Select Value Fund Class A shares (from 4/1/02 to 5/31/03) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                        IN AXP PARTNERS SELECT VALUE FUND
$20,000

$15,000        (solid line) AXP Partners Select Value Fund Class A
               (dotted line) Russell 3000(R) Value Index(1)
$10,000        (dashed line) Lipper Multi-Cap Value Funds Index(2)

 $5,000
          4/1/02     5/31/02     8/31/02     11/30/02     2/28/03     5/31/03

(solid line) AXP Partners Select Value Fund Class A $9,400
(dotted line) Russell 3000(R) Value Index(1) $8,969
(dashed line) Lipper Multi-Cap Value Funds Index(2) $9,078

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) Lipper Multi-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2003
1 year                                                                  -3.76%
Since inception (3/8/02)                                                -4.91%

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Select Value Fund

May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)
Issuer                                                Shares            Value(a)

Aerospace & defense (2.1%)
Curtiss-Wright Cl B                                   30,000          $1,735,500
Fairchild Cl A                                        20,000(b)          103,000
Lockheed Martin                                        8,000             371,360
Northrop Grumman                                      22,000           1,934,900
Sequa Cl A                                            10,800(b)          393,228
Sequa Cl B                                            16,000(b)          716,640
Total                                                                  5,254,628

Automotive & related (4.7%)
BorgWarner                                            25,000           1,453,000
DaimlerChrysler                                        6,000(c)          189,360
Dana                                                 144,000           1,283,040
Ford Motor                                             3,500              36,750
GenCorp                                              135,000           1,082,700
General Motors                                        15,000             529,950
Genuine Parts                                        133,000           4,371,710
Johnson Controls                                       2,000             166,500
Navistar Intl                                         30,000(b)          924,600
Oshkosh Truck                                         18,000             997,740
Raytech                                                3,100(b)           18,569
SPS Technologies                                      40,500(b)        1,017,765
Total                                                                 12,071,684

Banks and savings & loans (1.5%)
Deutsche Bank                                         20,000(c)        1,179,000
FleetBoston Financial                                 30,000             887,100
Northern Trust                                        12,000             457,920
PNC Financial Services Group                          22,000           1,083,500
SunTrust Banks                                         3,000             177,900
Total                                                                  3,785,420

Beverages & tobacco (5.6%)
Allied Domecq ADR                                     84,000(c)        1,944,600
Altria Group                                          10,000             413,000
Anheuser-Busch                                        15,000             789,450
Brown-Forman Cl A                                     21,500           1,730,750
Cadbury Schweppes ADR                                 20,000(c)          479,000
Coca-Cola                                             49,000           2,232,930
Coors (Adolph) Cl B                                   15,500             853,740
Diageo ADR                                            44,000(c)        1,918,400
Fomento Economico Mexicano ADR                         9,000(c)          359,100
Fortune Brands                                        20,000           1,048,000
PepsiAmericas                                        100,000           1,300,000
PepsiCo                                               22,000             972,400
Robert Mondavi Cl A                                   10,000(b)          256,360
Total                                                                 14,297,730

Building materials & construction (0.3%)
Tredegar                                              10,000             141,000
Watts Inds Cl A                                       32,000             560,000
Total                                                                    701,000

Chemicals (3.0%)
Albemarle                                             22,000             588,940
Allied Waste Inds                                     20,000(b)          197,600
Cytec Inds                                            12,000(b)          397,200
Ferro                                                 20,000             491,600
Great Lakes Chemical                                  25,000             575,750
Hercules                                             152,000(b)        1,512,400
MacDermid                                             21,000             525,000
Republic Services                                     70,000(b)        1,673,700
Roto-Rooter                                           30,000           1,170,600
Waste Management                                      20,000             509,400
Total                                                                  7,642,190

Communications equipment & services (1.1%)
AT&T Wireless Services                               120,000(b)          932,400
mmO2 ADR                                              24,500(b,c)        246,225
Sycamore Networks                                     40,000(b)          170,000
Verizon Communications                                40,000           1,514,000
Total                                                                  2,862,625

Computers & office equipment (1.0%)
Electronic Data Systems                               40,000             806,000
Gemstar-TV Guide Intl                                400,000(b)        1,848,000
Total                                                                  2,654,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (1.7%)
CTS                                                   90,000            $900,900
Cypress Semiconductor                                 70,000(b)          773,500
MagneTek                                              10,000(b)           22,500
Mykrolis                                              10,000(b)           93,500
Texas Instruments                                    100,000           2,050,000
Thomas & Betts                                        35,000(b)          538,300
Total                                                                  4,378,700

Energy (4.8%)
BP ADR                                                18,000(c)          754,020
Burlington Resources                                  20,000           1,065,800
ConocoPhillips                                        42,126           2,273,540
Devon Energy                                          30,000           1,560,000
Exxon Mobil                                           65,000           2,366,000
Grant Prideco                                          5,000(b)           69,750
Kerr-McGee                                            29,000           1,379,820
NUI                                                   20,000             315,800
Rayovac                                               15,000(b)          188,850
Royal Dutch Petroleum ADR                             50,000(c)        2,277,500
Total                                                                 12,251,080

Energy equipment & services (0.3%)
BJ Services                                            1,500(b)           61,065
GlobalSantaFe                                          5,000             124,400
Helmerich & Payne                                      3,000              92,640
Patterson-UTI Energy                                   1,500(b)           54,885
Schlumberger                                           1,500              72,930
Transocean                                            12,000             280,440
Varco Intl                                             6,000(b)          129,900
Total                                                                    816,260

Financial services (1.0%)
BKF Capital Group                                      5,000(b)           83,700
CIT Group                                              6,000             143,940
Citigroup                                              8,000             328,160
Merrill Lynch                                         40,000           1,732,000
Schwab (Charles)                                      12,000             116,400
T. Rowe Price Group                                    3,000             110,160
Total                                                                  2,514,360

Food (7.1%)
Archer-Daniels-Midland                               155,000           1,855,350
Campbell Soup                                        100,000           2,495,000
Corn Products Intl                                    45,000           1,392,300
Del Monte Foods                                      190,355(b)        1,736,038
Flowers Foods                                         50,300           1,509,000
General Mills                                         10,000             467,800
Heinz (HJ)                                            63,000           2,083,410
Hershey Foods                                         26,000           1,848,600
Interstate Bakeries                                   12,000             155,760
Kellogg                                                7,000             246,400
Sensient Technologies                                 90,000           2,037,600
Tootsie Roll Inds                                     14,400             426,960
Wrigley (Wm) Jr                                       32,000           1,808,000
Total                                                                 18,062,218

Furniture & appliances (0.4%)
Thomas Inds                                           35,000           1,029,000

Health care (4.4%)
Abbott Laboratories                                   13,000             579,150
Bio-Rad Laboratories Cl A                             10,000(b)          590,000
Bristol-Myers Squibb                                  60,000           1,536,000
Interpore Intl                                        16,000(b)          171,040
IVAX                                                  20,000(b)          346,200
Lilly (Eli)                                           33,000           1,972,410
Merck & Co                                            29,000           1,611,820
Orthofix Intl                                         22,000(b,c)        723,800
Pfizer                                                90,000           2,791,800
Wyeth                                                 20,000             877,000
Total                                                                 11,199,220

Health care services (0.5%)
Orthodontic Centers of America                        25,000(b)          198,750
Patterson Dental                                       6,000(b)          263,820
Schein (Henry)                                        17,000(b)          835,720
Total                                                                  1,298,290

Household products (3.0%)
Church & Dwight                                       40,000           1,271,600
Energizer Holdings                                    70,000(b)        2,224,600
Gillette                                              20,000             672,200
Procter & Gamble                                      36,000           3,305,520
Sola Intl                                              4,000(b)           60,400
Weider Nutrition Intl                                 65,000(b)          151,450
Total                                                                  7,685,770

Industrial equipment & services (3.1%)
AMETEK                                                10,000             372,100
Clarcor                                               20,000             728,000
Cooper Inds Cl A                                      38,000           1,515,820
Deere & Co                                            46,000           2,008,820
Flowserve                                             35,000(b)          635,250
Modine Mfg                                            85,000           1,874,250
SL Inds                                                8,000(b)           56,000
Thermo Electron                                       30,000(b)          633,000
Total                                                                  7,823,240

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (2.5%)
Alleghany                                              9,050          $1,604,113
American Intl Group                                   19,000           1,099,720
Argonaut Group                                        17,000             210,970
John Hancock Financial Services                       55,000           1,663,750
Liberty                                                6,000             261,000
Phoenix Companies                                     50,000             420,500
Unitrin                                               42,000           1,099,560
Total                                                                  6,359,613

Leisure time & entertainment (5.6%)
AOL Time Warner                                      265,000(b)        4,033,300
Canterbury Park Holding                               46,800             511,992
Churchill Downs                                        6,000             222,600
Dover Downs Gaming & Entertainment                    65,000             590,850
Dover Motorsports                                     50,000             174,500
Gaylord Entertainment                                 59,000(b)        1,327,500
Hilton Group                                         400,000(c)        1,118,993
Magna Entertainment Cl A                              40,000(b,c)        174,000
Mattel                                                 4,600              98,946
Metro-Goldwyn-Mayer                                  140,000(b)        1,747,200
MGM Mirage                                            10,000(b)          282,500
Six Flags                                            100,000(b)          753,000
Viacom Cl A                                           21,000(b)          958,650
Viacom Cl B                                           50,000(b)        2,276,000
Total                                                                 14,270,031

Media (17.6%)
Beasley Broadcast Group Cl A                          75,000(b)          897,750
Cablevision Systems NY Group Cl A                    325,000(b)        6,292,000
Comcast Cl A                                          15,000(b)          451,650
Disney (Walt)                                        150,000           2,947,500
Emmis Communications Cl A                             14,000(b)          296,520
Fisher Communications                                 17,000             789,650
Fox Entertainment Group Cl A                          47,000(b)        1,321,170
Granite Broadcasting                                  69,600(b)          199,752
Gray Television                                      100,000           1,280,000
Grupo Televisa ADR                                    38,000(b,c)      1,172,300
Journal Register                                      63,000(b)        1,146,600
Knight-Ridder                                         27,000           1,901,880
Lee Enterprises                                       32,000           1,205,120
Liberty Media Cl A                                   654,000(b)        7,651,800
McGraw-Hill Companies                                 10,000             632,100
Media General Cl A                                    49,000           2,883,160
New York Times Cl A                                   10,000             479,000
News Corp ADR                                         78,000(c)        1,989,780
Paxson Communications Cl A                            60,000(b)          395,400
PRIMEDIA                                             150,000(b)          501,000
Pulitzer                                              28,000           1,407,840
Reader's Digest Assn                                  80,000           1,036,800
Salem Communications Cl A                             15,000(b)          372,000
Scripps (EW) Cl A                                     17,000           1,497,190
Sinclair Broadcast Group Cl A                         40,000(b)          486,000
Sony ADR                                              38,000(c)        1,038,920
Thomas Nelson                                         28,000(b)          324,800
Tribune                                               65,000           3,242,200
USA Interactive                                       11,000(b)          422,950
Young Broadcasting Cl A                               43,000(b)          915,040
Total                                                                 45,177,872

Metals (0.4%)
Newmont Mining                                        33,000             978,780

Miscellaneous (1.1%)
Middlesex Water                                       21,300             497,994
Rollins                                               14,550             299,876
SJW                                                    8,000             686,000
Sybron Dental Specialties                             65,000(b)        1,410,500
Total                                                                  2,894,370

Multi-industry conglomerates (4.2%)
Acuity Brands                                         25,000             414,250
Cendant                                               70,000(b)        1,176,000
Crane                                                 55,000           1,148,400
Honeywell Intl                                       105,000           2,751,000
Imagistics Intl                                       17,500(b)          379,750
ITT Inds                                              18,000           1,127,880
Park-Ohio Holdings                                    12,000(b)           56,280
Tyco Intl                                             30,000(c)          531,000
Vivendi Universal ADR                                165,000(c)        3,073,950
Total                                                                 10,658,510

Paper & packaging (0.5%)
Greif Cl A                                            29,000             626,400
Sealed Air                                            12,000(b)          526,680
Total                                                                  1,153,080

Real estate investment trust (0.2%)
Starwood Hotels & Resorts Worldwide                   20,000             579,600

Restaurants & lodging (0.3%)
Hilton Hotels                                         40,000             554,400
Steak n Shake                                          7,000(b)           98,910
Total                                                                    653,310

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Retail (1.4%)
Albertson's                                           15,000            $313,050
AutoNation                                            15,000(b)          208,800
Home Depot                                             8,000             259,920
Neiman Marcus Group Cl A                              56,000(b)        1,943,200
Safeway                                               40,000(b)          753,600
Total                                              3,478,570

Textiles & apparel (1.1%)
Gucci Group                                           30,000(c)        2,929,500

Transportation (0.1%)
GATX                                                  14,000             237,860

Utilities -- electric (7.5%)
Alleghany Energy                                     140,000           1,216,600
Aquila                                               180,000             498,600
CH Energy Group                                       22,500           1,008,450
CMS Energy                                            95,000             752,400
DPL                                                   23,000             376,050
DQE                                                  133,000           2,186,520
Duke Energy                                          153,000           2,965,140
Edison Intl                                          110,000(b)        1,790,800
El Paso Electric                                     100,000(b)        1,190,000
Energy East                                           40,000             851,200
FPL Group                                              5,000             332,350
Great Plains Energy                                   25,000             720,000
Mirant                                                35,000(b)          121,100
Northeast Utilities                                   70,000           1,131,200
PG&E                                                  45,000(b)          765,000
TECO Energy                                           45,000             581,850
TXU                                                   10,000             202,400
Westar Energy                                         85,000           1,353,200
Xcel Energy                                           80,000           1,231,200
Total                                                                 19,274,060

Utilities -- gas (1.2%)
El Paso                                              105,000             913,500
Nicor                                                  5,000             178,050
NiSource                                              10,000             196,100
ONEOK                                                 45,000             916,650
Southwest Gas                                         35,000             743,750
Vectren                                                8,000             197,760
Total                                                                  3,145,810

Utilities -- telephone (6.1%)
AT&T                                                  38,000             740,620
BellSouth                                             35,000             927,850
BT Group ADR                                          20,000(c)          641,800
CenturyTel                                            20,000             673,400
Cincinnati Bell                                      150,000(b)          765,000
Citizens Communications                               63,000(b)          776,160
Commonwealth Telephone Enterprises Cl B               17,000(b)          748,000
Nextel Communications Cl A                            10,000(b)          149,900
PanAmSat                                              15,000(b)          282,150
Qwest Communications Intl                            680,000(b)        3,053,200
SBC Communications                                    20,000             509,200
Sprint (FON Group)                                   110,000           1,491,600
Sprint (PCS Group)                                    30,000(b)          133,800
Telephone & Data Systems                              79,000           3,851,250
United States Cellular                                25,000(b)          656,250
Western Wireless Cl A                                 25,000(b)          267,250
Total                                                                 15,667,430

Total common stocks
(Cost: $223,501,171)                                                $243,785,811

Short-term securities (6.5%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         06-02-03               1.35%            $11,100,000         $11,098,750
UBS Finance (Delaware)
         06-02-03               1.35               2,200,000           2,199,753
Westpac Capital
         06-02-03               1.26               3,400,000           3,399,649

Total short-term securities
(Cost: $16,698,765)                                                  $16,698,152

Total investments in securities
(Cost: $240,199,936)(d)                                             $260,483,963

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 8.9% of net assets.

(d) At May 31, 2003, the cost of securities for federal income tax purposes was $241,284,829 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $24,636,344
     Unrealized depreciation                                         (5,437,210)
                                                                     ----------
     Net unrealized appreciation                                    $19,199,134
                                                                    -----------

--------------------------------------------------------------------------------
12 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $240,199,936)                                                                      $260,483,963
Cash in bank on demand deposit                                                                               43,709
Foreign currency holdings (identified cost $6,346) (Note 1)                                                   6,684
Capital shares receivable                                                                                   275,705
Dividends and accrued interest receivable                                                                   374,950
Receivable for investment securities sold                                                                   525,319
                                                                                                            -------
Total assets                                                                                            261,710,330
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       43,079
Payable for investment securities purchased                                                               1,670,993
Payable upon return of securities loaned (Note 5)                                                         4,295,000
Accrued investment management services fee                                                                    5,379
Accrued distribution fee                                                                                      3,733
Accrued transfer agency fee                                                                                   2,086
Accrued administrative services fee                                                                             414
Other accrued expenses                                                                                       68,158
                                                                                                             ------
Total liabilities                                                                                         6,088,842
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $255,621,488
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    501,458
Additional paid-in capital                                                                              235,777,949
Undistributed net investment income                                                                         145,900
Accumulated net realized gain (loss) (Note 7)                                                            (1,089,017)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    20,285,198
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $255,621,488
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $156,263,723
                                                            Class B                                    $ 93,850,195
                                                            Class C                                    $  5,461,244
                                                            Class Y                                    $     46,326
Net asset value per share of outstanding capital stock:     Class A shares         30,558,865          $       5.11
                                                            Class B shares         18,501,295          $       5.07
                                                            Class C shares          1,076,569          $       5.07
                                                            Class Y shares              9,043          $       5.12
                                                                                        -----          ------------
* Including securities on loan, at value (Note 5)                                                      $  4,111,450
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                                               $ 2,568,572
Interest                                                                                                    329,206
Fee income from securities lending (Note 5)                                                                  10,005
   Less foreign taxes withheld                                                                              (31,476)
                                                                                                            -------
Total income                                                                                              2,876,307
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,268,532
Distribution fee
   Class A                                                                                                  235,068
   Class B                                                                                                  578,756
   Class C                                                                                                   32,856
Transfer agency fee                                                                                         459,855
Incremental transfer agency fee
   Class A                                                                                                   29,658
   Class B                                                                                                   33,300
   Class C                                                                                                    2,562
Service fee -- Class Y                                                                                           23
Administrative services fees and expenses                                                                    94,451
Compensation of board members                                                                                 5,208
Custodian fees                                                                                               62,998
Printing and postage                                                                                         72,899
Registration fees                                                                                           122,271
Audit fees                                                                                                   17,500
Other                                                                                                        11,661
                                                                                                             ------
Total expenses                                                                                            3,027,598
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (334,433)
                                                                                                           --------
                                                                                                          2,693,165
   Earnings credits on cash balances (Note 2)                                                                (1,006)
                                                                                                             ------
Total net expenses                                                                                        2,692,159
                                                                                                          ---------
Investment income (loss) -- net                                                                             184,148
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,088,762)
   Foreign currency transactions                                                                               (496)
                                                                                                               ----
Net realized gain (loss) on investments                                                                  (1,089,258)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    21,449,555
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    20,360,297
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $20,544,445
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund
                                                                                                For the period from
                                                                                 May 31, 2003     March 8, 2002* to
                                                                                   Year ended          May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                  $    184,148          $     (5,049)
Net realized gain (loss) on investments                                            (1,089,258)               99,921
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,449,555            (1,214,848)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    20,544,445            (1,119,976)
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                          (70,009)                   --
     Class Y                                                                              (22)                   --
   Net realized gain
     Class A                                                                          (60,486)                   --
     Class B                                                                          (37,350)                   --
     Class C                                                                           (2,049)                   --
     Class Y                                                                              (14)                   --
                                                                                   ----------            ----------
Total distributions                                                                  (169,930)                   --
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        125,474,400            38,776,040
   Class B shares                                                                  73,302,858            25,331,626
   Class C shares                                                                   3,871,015             1,692,162
   Class Y shares                                                                      33,000                    --
Reinvestment of distributions at net asset value
   Class A shares                                                                     129,733                    --
   Class B shares                                                                      37,010                    --
   Class C shares                                                                       1,968                    --
   Class Y shares                                                                          23                    --
Payments for redemptions
   Class A shares                                                                 (22,011,016)             (379,858)
   Class B shares (Note 2)                                                        (11,321,426)             (129,805)
   Class C shares (Note 2)                                                           (482,832)               (8,624)
                                                                                     --------                ------
Increase (decrease) in net assets from capital share transactions                 169,034,733            65,281,541
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           189,409,248            64,161,565
Net assets at beginning of period (Note 1)                                         66,212,240             2,050,675**
                                                                                   ----------             ---------
Net assets at end of period                                                      $255,621,488           $66,212,240
                                                                                 ============           ===========
Undistributed net investment income                                              $    145,900           $    31,282
                                                                                 ------------           -----------

  * When shares became publicly available.

 ** Initial capital of $2,000,000 was contributed on March 1, 2002. The Fund had an increase in net assets resulting from operations of $50,675 during the period from March 1, 2002 to March 8, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers. On March 1, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on March 8, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of May 31, 2003, foreign currency holdings were entirely comprised of British Pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $501 and accumulated net realized loss has been decreased by $496 resulting in a net reclassification adjustment to decrease paid-in capital by $997.

The tax character of distributions paid for the periods indicated is as follows:

                                         May 31, 2003       For the period from
                                          Year ended         March 8, 2002* to
                                                                May 31, 2002

Class A
Distributions paid from:
     Ordinary income                      $130,495                 $--
     Long-term capital gain                     --                  --

Class B
Distributions paid from:
     Ordinary income                        37,350                  --
     Long-term capital gain                     --                  --

Class C
Distributions paid from:
     Ordinary income                         2,049                  --
     Long-term capital gain                     --                  --

Class Y
Distributions paid from:
     Ordinary income                            36                  --
     Long-term capital gain                     --                  --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $   310,668
Accumulated gain (loss)                                    $  (168,892)
Unrealized appreciation (depreciation)                     $19,200,305

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.65% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $57,887 for the year ended May 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

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20 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,178,700 for Class A, $49,695 for Class B and $1,924 for Class C for the year ended May 31, 2003.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.44% for Class A, 2.20% for Class B, 2.20% for Class C and 1.25% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.44% for Class A, 2.20% for Class B, 2.20% for Class C and 1.26% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,006 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $230,118,189 and $42,248,186, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $246,461 for the year ended May 31, 2003.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:
                                                                Year ended May 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       27,443,365        16,075,935          850,122             7,038
Issued for reinvested distributions            28,020             8,028              427                 5
Redeemed                                   (4,849,706)       (2,537,078)        (107,634)               --
                                           ----------        ----------          -------             -----
Net increase (decrease)                    22,621,679        13,546,885          742,915             7,043
                                           ----------        ----------          -------             -----

                                                            March 8, 2002* to May 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        7,618,181         4,978,042          333,348                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                      (74,995)          (25,632)          (1,694)               --
                                           ----------        ----------          -------             -----
Net increase (decrease)                     7,543,186         4,952,410          331,654                --
                                           ----------        ----------          -------             -----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $4,111,450 were on loan to brokers. For collateral, the Fund received $4,295,000 in cash. Income from securities lending amounted to $10,005 for the year ended May 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $168,892 as of May 31, 2003 that will expire in 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $5.01     $5.13
Income from investment operations:
Net investment income (loss)                                   .01        --
Net gains (losses) (both realized and unrealized)              .10      (.12)
Total from investment operations                               .11      (.12)
Less distributions:
Dividends from net investment income                          (.01)       --
Net asset value, end of period                               $5.11     $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                       $156       $40
Ratio of expenses to average daily net assets(c),(e)         1.44%     1.48%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 .42%      .22%(d)
Portfolio turnover rate (excluding short-term securities)      31%        7%
Total return(i)                                              2.12%    (2.34%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.00     $5.13
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)              .08      (.12)
Total from investment operations                               .07      (.13)
Net asset value, end of period                               $5.07     $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                        $94       $25
Ratio of expenses to average daily net assets(c),(f)         2.20%     2.26%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.34%)    (.54%)(d)
Portfolio turnover rate (excluding short-term securities)      31%        7%
Total return(i)                                              1.46%    (2.53%)(j)

See accompanying notes to financial highlights.

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23 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.00     $5.13
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)              .08      (.12)
Total from investment operations                               .07      (.13)
Net asset value, end of period                               $5.07     $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                         $5        $2
Ratio of expenses to average daily net assets(c),(g)         2.20%     2.26%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.34%)    (.49%)(d)
Portfolio turnover rate (excluding short-term securities)      31%        7%
Total return(i)                                              1.46%    (2.53%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.01     $5.13
Income from investment operations:
Net investment income (loss)                                   .02        --
Net gains (losses) (both realized and unrealized)              .10      (.12)
Total from investment operations                               .12      (.12)
Less distributions:
Dividends from net investment income                          (.01)       --
Net asset value, end of period                               $5.12     $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.25%     1.17%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 .63%      .22%(d)
Portfolio turnover rate (excluding short-term securities)      31%        7%
Total return(i)                                              2.35%    (2.34%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Select Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Select Value Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Select Value Fund
Fiscal year ended May 31, 2003

Class A

Income distribution taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         52.79%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00574

The distribution of $0.00574 per share, payable Dec. 19, 2002, consisted of $0.00308 from net investment income and $0.00266 from net short-term capital gains.

Class B

Income distribution taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         52.79%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00266

The distribution of $0.00266 per share, payable Dec. 19, 2002, consisted of $0.00266 from net short-term capital gains.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Class C

Income distribution taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         52.79%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00266

The distribution of $0.00266 per share, payable Dec. 19, 2002, consisted of $0.00266 from net short-term capital gains.

Class Y

Income distribution taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         52.79%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00690

The distribution of $0.00690 per share, payable Dec. 19, 2002, consisted of $0.00424 from net investment income and $0.00266 from net short-term capital gains.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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31 -- AXP PARTNERS SELECT VALUE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
     Small Cap
        Core
           Fund

Annual Report
for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                                    3

Questions & Answers
   with Portfolio Management                                     4

The Fund's Long-term Performance                                 9

Investments in Securities                                       10

Financial Statements                                            14

Notes to Financial Statements                                   17

Independent Auditors' Report                                    28

Board Members and Officers                                      29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Wellington Management

Portfolio manager                     Kenneth L. Abrams
Since                                              3/02
Years in industry                                    19

Pilgrim Baxter

Portfolio manager                  Jerome J. Heppelmann
Since                                              3/02
Years in industry                                    10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02       B: 3/8/02     C: 3/8/02        Y: 3/8/02

Ticker symbols
A: AXSAX        B: AXSBX      C: --            Y: --

Total net assets                          $68.2 million

Number of holdings                    approximately 180

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

STYLE
VALUE  BLEND  GROWTH
                    LARGE
                    MEDIUM    SIZE
        X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 19.8%
Discretionary cyclical 17.7%
Health care 16.6%
Financials 14.7%
Energy & utilities 9.2%
Industrials 8.5%
Materials 4.9%
Cash & equivalents 4.1%
Telecommunications 4.0%
Staples 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pier 1 Imports (Retail)                            1.6%
ADVO (Media)                                       1.5
Fairchild Semiconductor Intl Cl A
(Communications equipment & services)              1.3
Intersil (Electronics)                             1.3
SICOR (Health care)                                1.2
Brookline Bancorp (Banks and savings & loans)      1.1
Ciphergen Biosystems (Health care)                 1.1
Humana (Health care services)                      1.1
DSP Group (Electronics)                            1.1
Arbitron (Multi-industry conglomerates)            1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Core Fund is managed by two independent money management firms that invest a portion of Fund assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. For the fiscal year ended May 31, 2003, AXP Partners Small Cap Core Fund's Class A shares (excluding sales charge) fell 9.09%, underperforming the 8.18% decline of the unmanaged Russell 2000(R) Index. The Fund outperformed the Lipper Small-Cap Core Funds Index, which dropped 9.91% for the period. Wellington Management and Pilgrim Baxter each managed approximately 50% of the Fund's portfolio.

Q: What major factors affected performance for your portion of the AXP Partners Small Cap Core Fund for the fiscal year?

A: Pilgrim Baxter: Our portion of the portfolio's performance was primarily affected by our selections in the technology sector. Despite being relatively underweight in the early part of the 12-month period in this sector, the majority of technology companies we owned faced a weak corporate capital-spending environment. This proved to be a difficult sector as we struggled to find companies that had a combination of solid growth prospects and little operating risk. The Fund was also hurt by our overweight position relative to the benchmark in the services sector. Our focus on companies that are most influenced by an improving economy was, in retrospect, too early.

     Stock selection and an overweight position in the consumer cyclical stocks was a third negative factor for our portion of the Fund. Companies began to suffer as the increasing economic and geopolitical concerns caused many consumers to

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2003
  0%

 -2%

 -4%

 -6%
                           (bar 2)
 -8%     (bar 1)           -8.18%           (bar 3)
         -9.09%                             -9.91%
-10%

(bar 1) AXP Partners Small Cap Core Fund Class A (excluding sales charge) (bar 2) Russell 2000(R)Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our portion of the portfolio's performance was primarily affected by our selections in the technology sector. (end callout quote)

         -- Pilgrim Baxter

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                  Class B                     Class C                 Class Y
(Inception dates)         (3/8/02)                 (3/8/02)                    (3/8/02)                (3/8/02)
                     NAV(1)     POP(2)       NAV(1)     After CDSC(3)    NAV(1)    After CDSC(4)     NAV(5)   POP(5)
1 year               -9.09%    -14.31%       -9.92%       -13.52%         -9.94%      -9.94%          -8.88%   -8.88%
Since inception     -12.56%    -16.68%      -13.21%       -16.04%        -13.37%     -13.37%         -12.40%  -12.40%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     finally begin tightening their "purse strings." Stocks such as Pier 1 Imports and Scholastic Corporation hurt overall performance.

     We found mixed success in the financial sector. Although our long-standing underweight position in small capitalization banks and REITs hurt our portion of the Fund, we also held insurance stocks whose strong results made up the difference. Stocks such as Odyssey Re Holdings Corp. and First American Corp. were positive contributors. We continue to believe there is long-term value in these companies.

A: Wellington Management: While we are disappointed to provide negative returns, our portion of the Fund fared well relative to its peer group and benchmark. Performance was enhanced by stock selection in the industrials, consumer discretionary and information technology sectors. Performance was hindered by stock selection within health care and financials sectors. Within industrials, our investments in Fluor Corporation, an engineering and construction company and Costar Group, a commercial services company, positively affected performance. Fluor was in a position to capitalize on an acceleration in large energy projects that are in the early stages of development. Within information technologies, we continued to benefit from our position in Western Digital, a manufacturer of hard drives for personal computers and popular media applications and Agere Systems, a producer of circuits for communications networks, as these companies showed strength in an environment of increased information technology spending.

     Our holdings in diversified financials, specifically, Van der Moolen Holding and Investment Technology Group offset our strong performance within the sectors noted above. Both of these stocks fell on disappointing earnings as a result of the continued malaise in equity trading volumes. We sold our position in Van der Moolen Holding and added to our Investment Technology Group holdings because we believe that the latter is better positioned as we await a pick-up in equity trading volumes.

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6 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:   Were there any noteworthy modifications to your portion of the portfolio?

A: Pilgrim Baxter: In the energy sector, we continue to build positions in companies most leveraged to natural gas. We believe the combination of depletion rates on current wells, low production and the recent cold winter has set the stage for stronger than expected natural gas prices going forward. Clearly, the price of gas had run up in tandem with oil as the U.S. neared war, and the ensuing drop in oil prices has soured some of the short-term traders on this sector, resulting in poor performance. We, however, are taking a slightly longer view towards our positions and feel they do not currently reflect their fair values.

A: Wellington Management: There have been few structural changes in our positioning over the twelve-month period ended May 31, 2003. Even though our sector allocations are a fallout of our bottom up stock selection process, we continue to be overweight in health care, as we believe the growth is little correlated with the economy and will show continued above-market growth driven by demographics. Over the period, we have reduced our concentration in the consumer discretionary sector, as we believed that the consumer spending would lose steam in the later part of 2002. We are also overweight in technology as we continue to find attractive valuations and companies that are poised to do well in an economic recovery.

Q:   What is your outlook for the coming months?

A: Pilgrim Baxter: Looking ahead there are several reasons to believe the recent market rally is legitimate and that better times lie ahead. Interest rates remain low, the battle for Iraq is won, oil prices have moderated, earnings have improved and prices are at levels we consider attractive. The broad market has not tested new lows since October, which further suggests that the investment environment may be in transition. Although large companies may be the first to participate in a new bull market as investors search for "comfort" names as they re-enter the market, we believe it will be the small and nimble companies that are able to make significant increases to their top and bottom lines that will ultimately shine. We think U.S. small cap companies have a strong history of innovation and growth and will once again take their turn as the "must have" asset class.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe that the fundamental economic underpinnings are in place for a recovery. (end callout quote)

         -- Wellington Management

A: Wellington Management: For several months "geopolitical uncertainty" has been the catchphrase to describe the problematic outlook for the equity markets. Now that the war with Iraq has come to a close, some geopolitical uncertainty has lifted and the equity markets have reacted positively. Nevertheless, many are questioning the degree of economic certainty that exists.

     We believe that the fundamental economic underpinnings are in place for a recovery. In our opinion, sustained economic growth is mostly a question of "when," not "if." Accordingly, we have been combing through our universe to find companies that should perform well in a growing economy. We look for companies that exhibit market share leadership, lean cost structure and solid capitalization. We also look for companies with sufficient cash to continue to invest even if the economy continues its sluggish pace. When the economy accelerates, we expect these companies to outperform.

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8 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Core Fund Class A shares (from 4/1/02 to 5/31/03) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2003
1 year                                                              -14.31%
Since inception (3/8/02)                                            -16.68%

             Results for other share classes can be found on page 5.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP PARTNERS SMALL CAP CORE FUND
$20,000

$15,000        (solid line) AXP Partners Small Cap Core Fund Class A
               (dotted line) Russell 2000(R) Value Index(1)
$10,000        (dashed line) Lipper Small-Cap Core Funds Index(2)

$5,000
     4/1/02   5/31/02   8/31/02   11/30/02   2/28/03   5/31/03

(solid line) AXP Partners Small Cap Core Fund Class A $7,990
(dotted line) Russell 2000(R) Value Index(1) $8,853
(dashed line) Lipper Small-Cap Core Funds Index(2) $8,716

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund
May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.1%)
Issuer                                        Shares                Value(a)

Aerospace & defense (0.4%)
Teledyne Technologies                         17,700(b)             $266,208

Airlines (1.1%)
Atlantic Coast Airlines Holdings              34,600(b)              327,662
SkyWest                                       28,700                 392,616
Total                                                                720,278

Automotive & related (1.4%)
American Axle & Mfg Holdings                  11,400(b)              285,000
BorgWarner                                     3,700                 215,044
Cummins                                       13,300                 455,924
Total                                                                955,968

Banks and savings & loans (4.2%)
Alliance Data Systems                          6,900(b)              169,257
Bank of Hawaii                                 9,300                 324,756
Brookline Bancorp                             52,815                 753,142
Provident Financial Services                  36,100                 657,020
TierOne                                       15,000(b)              317,550
Westcorp                                      14,700                 408,660
Willow Grove Bancorp                          15,900                 251,061
Total                                                              2,881,446

Building materials & construction (0.6%)
Fluor                                         10,600                 376,194

Chemicals (3.5%)
Agrium                                        11,500(c)              136,850
Cytec Inds                                    10,200(b)              337,620
Ferro                                         13,700                 336,746
IMC Global                                    42,900                 374,946
Olin                                          29,900                 528,034
TETRA Technologies                            13,300(b)              392,616
Wellman                                       26,800                 301,500
Total                                                              2,408,312

Communications equipment & services (4.0%)
Advanced Fibre Communications                 21,100(b)              397,946
Agere Systems Cl A                           247,900(b)              604,876
Fairchild Semiconductor Intl Cl A             65,400(b)              914,292
Nextel Partners Cl A                          77,800(b)              424,010
Semtech                                       15,400(b)              244,090
Silicon Laboratories                           5,800(b)              172,550
Total                                                              2,757,764

Computer software & services (0.5%)
Take-Two Interactive Software                 12,200(b)              308,050

Computers & office equipment (9.2%)
3Com                                         101,500(b)              497,350
Acxiom                                        24,300(b)              364,257
CheckFree                                     18,400(b)              450,432
Edwards (JD) & Co                             29,900(b)              353,119
Electronics for Imaging                       13,200(b)              262,284
Extreme Networks                              45,400(b)              273,308
Fair, Isaac & Co                               4,300                 239,725
FileNET                                       27,000(b)              450,630
Hyperion Solutions                             9,300(b)              292,950
IDX Systems                                   21,100(b)              362,498
Ingram Micro Cl A                             31,600(b)              348,232
Maxtor                                        83,600(b)              628,672
PRG-Schultz Intl                              23,400(b)              163,800
Red Hat                                       50,200(b)              370,978
Sanchez Computer Associates                   49,900(b)              270,957
Varian                                        11,300(b)              363,182
Verity                                        13,700(b)              284,960
Western Digital                               24,000(b)              300,480
Total                                                              6,277,814

See accompanying notes to investments in securities.

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10 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares                Value(a)

Electronics (10.2%)
Actel                                         13,300(b)             $295,127
ATMI                                          12,400(b)              310,248
Avnet                                         10,900(b)              148,240
Bell Microproducts                            11,500(b)               47,150
Cymer                                         11,700(b)              389,610
Cypress Semiconductor                         23,900(b)              264,095
DSP Group                                     31,100(b)              723,697
GlobespanVirata                               56,700(b)              470,043
Harman Intl Inds                               1,700                 126,140
Helix Technology                              27,100                 365,579
Integrated Device Technology                  27,900(b)              337,590
Intersil                                      36,800(b)              899,391
Lam Research                                  18,100(b)              323,266
Moog Cl A                                     10,100(b)              338,350
Park Electrochemical                          25,600                 463,360
Skyworks Solutions                            31,100(b)              231,384
Tektronix                                     16,700(b)              352,036
Triumph Group                                 10,600(b)              334,006
Veeco Instruments                             17,000(b)              327,930
Zoran                                          8,600(b)              176,042
Total                                                              6,923,284

Energy (2.7%)
Brown (Tom)                                   16,000(b)              452,800
Frontier Oil                                  28,500                 483,930
Stone Energy                                   7,900(b)              323,110
Sunoco                                         9,600                 353,664
Vintage Petroleum                             19,700                 232,460
Total                                                              1,845,964

Energy equipment & services (4.3%)
Atwood Oceanics                               10,200(b)              303,450
Cal Dive Intl                                 27,200(b)              604,656
Grey Wolf                                    103,300(b)              462,784
Helmerich & Payne                             12,400                 382,912
Lone Star Technologies                        17,100(b)              423,738
Pride Intl                                    27,000(b)              513,810
Universal Compression Holdings                10,800(b)              228,960
Total                                                              2,920,310

Financial services (4.0%)
Affiliated Managers Group                      9,400(b)              517,000
CoStar Group                                  16,300(b)              459,008
E*TRADE Group                                 71,400(b)              546,210
Investment Technology Group                   20,400(b)              286,008
MFA Mtge Investments                          32,700                 322,749
Providian Financial                           63,300(b)              572,232
Total                                                              2,703,207

Food (0.4%)
Smithfield Foods                              12,300(b)              258,177

Furniture & appliances (0.6%)
Aaron Rents                                    7,300                 175,127
Furniture Brands Intl                         10,000(b)              262,800
Total                                                                437,927

Health care (8.1%)
Ciphergen Biosystems                          86,800(b)              748,216
Conmed                                        18,000(b)              353,700
Cooper Companies                               4,700                 162,244
CV Therapeutics                                9,300(b)              300,855
Haemonetics                                   25,000(b)              451,250
Human Genome Sciences                         31,300(b)              458,545
ICU Medical                                   18,400(b)              568,560
Incyte Genomics                               41,400(b)              209,857
Kensey Nash                                   16,900(b)              360,815
Medicines Company                              7,400(b)              173,160
Pharmaceutical Resources                       5,900(b)              242,136
SICOR                                         39,300(b)              830,802
Wilson Greatbatch Technologies                13,000(b)              478,400
Wright Medical Group                           9,300(b)              189,534
Total                                                              5,528,074

See accompanying notes to investments in securities.

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11 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares                Value(a)

Health care services (8.6%)
Abgenix                                       25,700(b)             $276,275
Allscripts Healthcare Solutions              108,900(b)              424,710
American Healthways                           14,800(b)              382,299
American Medical Security Group               16,500(b)              314,820
Applera - Cerera Genomics Group               17,000(b)              199,750
Apria Healthcare Group                        20,500(b)              494,665
Caremark Rx                                   21,700(b)              489,986
Centene                                        7,700(b)              254,408
Coventry Health Care                          10,000(b)              436,600
Humana                                        56,800(b)              737,832
LifePoint Hospitals                           13,300(b)              283,955
Manor Care                                    25,000(b)              592,250
Pharmaceutical Product Development             8,700(b)              244,035
Triad Hospitals                               14,900(b)              385,463
VCA Antech                                    17,200(b)              323,360
Total                                                              5,840,408

Industrial equipment & services (2.4%)
AGCO                                          18,600(b)              332,568
Graco                                         10,700                 329,132
IHC Caland                                     4,800(c)              254,105
Kennametal                                    10,000                 337,700
Minerals Technologies                          7,700                 386,540
Total                                                              1,640,045

Insurance (5.5%)
First American                                 8,500                 230,180
HCC Insurance Holdings                        17,900                 512,835
Hilb, Rogal & Hamilton                         8,500                 297,330
Hooper Holmes                                 30,200                 196,300
IPC Holdings                                   8,400(c)              271,236
Odyssey Re Holdings                           21,600                 445,608
Platinum Underwriters Holdings                20,300(c)              560,686
Reinsurance Group of America                  11,100                 342,768
Scottish Annuity & Life Holdings              16,700(c)              318,302
StanCorp Financial Group                       5,200                 281,060
UICI                                          18,300(b)              262,239
Total                                                              3,718,544

Leisure time & entertainment (2.1%)
AMC Entertainment                             37,200(b)              387,252
Aztar                                         21,300(b)              325,890
Callaway Golf                                 33,500                 480,725
Churchill Downs                                7,200                 267,120
Total                                                              1,460,987

Media (5.2%)
ADVO                                          24,700(b)            1,011,465
Catalina Marketing                            19,500(b)              363,090
Cumulus Media Cl A                            11,100(b)              200,799
Journal Register                              15,000(b)              273,000
Lin TV                                        12,400(b)              288,920
Macrovision                                    9,000(b)              172,971
Scholastic                                    18,300(b)              570,228
UnitedGlobalCom Cl A                          42,200(b)              194,542
Valassis Communications                       18,300(b)              490,440
Total                                                              3,565,455

Miscellaneous (0.3%)
Philadelphia Suburban                          9,800                 230,496

Multi-industry conglomerates (2.1%)
Arbitron                                      19,300(b)              676,465
Fisher Scientific Intl                        19,300(b)              611,617
PDI                                           13,800(b)              162,150
Total                                                              1,450,232

Paper & packaging (0.9%)
AptarGroup                                     9,000                 315,000
Glatfelter                                    21,200                 281,536
Total                                                                596,536

Real estate investment trust (1.1%)
Brandywine Realty Trust                       12,000                 284,640
Host Marriott                                 36,900(b)              332,100
Mack-Cali Realty                               4,600                 158,102
Total                                                                774,842

Restaurants & lodging (0.4%)
RARE Hospitality Intl                          9,100(b)              260,078

Retail (6.6%)
Barnes & Noble                                11,100(b)              264,180
bebe stores                                   21,500(b)              391,730
Borders Group                                 19,400(b)              319,130
Charming Shoppes                              48,900(b)              230,808
Cost Plus                                      5,100(b)              183,345
Foot Locker                                   39,300                 528,585
OfficeMax                                      6,700(b)               36,917
Pacific Sunwear of California                 11,100(b)              249,306
Payless ShoeSource                            20,700(b)              310,086
Pier 1 Imports                                56,000               1,126,160
Too                                           13,200(b)              230,076
Wet Seal Cl A                                 28,400(b)              301,040
Wild Oats Markets                             31,600(b)              334,328
Total                                                              4,505,691

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares                Value(a)

Textiles & apparel (1.3%)
Kenneth Cole Productions Cl A                 13,400(b)             $270,680
Reebok Intl                                    6,000(b)              190,200
Urban Outfitters                              13,400(b)              446,488
Total                                                                907,368

Transportation (2.2%)
CNF                                           11,700                 352,053
EGL                                           27,100(b)              424,386
Werner Enterprises                            17,100                 391,932
Yellow Corp                                   13,700(b)              360,036
Total                                                              1,528,407

Utilities -- electric (1.4%)
MGE Energy                                    17,900                 561,147
Peabody Energy                                11,300                 371,205
Total                                                                932,352

Utilities -- gas (0.8%)
AGL Resources                                  7,200                 188,136
UGI                                           10,800                 369,360
Total                                                                557,496

Total common stocks
(Cost: $57,629,133)                                              $65,537,914

Short-term security (4.1%)
Issuer                 Annualized            Amount                Value(a)
                      yield on date        payable at
                       of purchase          maturity

Commercial paper
UBS Finance (Delaware)
       06-02-03           1.35%           $2,800,000              $2,799,685

Total short-term security
(Cost: $2,799,790)                                                $2,799,685

Total investments in securities
(Cost: $60,428,923)(d)                                           $68,337,599

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 2.3% of net assets.

(d) At May 31, 2003, the cost of securities for federal income tax purposes was $61,038,114 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 8,601,038
     Unrealized depreciation                                      (1,301,553)
                                                                  ----------
     Net unrealized appreciation                                 $ 7,299,485
                                                                 -----------


--------------------------------------------------------------------------------
13 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $60,428,923)                                                                          $68,337,599
Cash in bank on demand deposit                                                                                113,588
Capital shares receivable                                                                                      37,555
Dividends and accrued interest receivable                                                                      39,729
Receivable for investment securities sold                                                                     395,702
                                                                                                              -------
Total assets                                                                                               68,924,173
                                                                                                           ----------
Liabilities
Capital shares payable                                                                                         24,981
Payable for investment securities purchased                                                                   642,682
Accrued investment management services fee                                                                      1,775
Accrued distribution fee                                                                                          925
Accrued transfer agency fee                                                                                       662
Accrued administrative services fee                                                                               146
Other accrued expenses                                                                                         59,322
                                                                                                               ------
Total liabilities                                                                                             730,493
                                                                                                              -------
Net assets applicable to outstanding capital stock                                                        $68,193,680
                                                                                                          ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                  $   155,614
Additional paid-in capital                                                                                 65,854,795
Accumulated net realized gain (loss) (Note 6)                                                              (5,725,418)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       7,908,689
                                                                                                            ---------
Total -- representing net assets applicable to outstanding capital stock                                  $68,193,680
                                                                                                          ===========
Net assets applicable to outstanding shares:               Class A                                        $44,909,723
                                                           Class B                                        $21,304,738
                                                           Class C                                        $ 1,929,248
                                                           Class Y                                        $    49,971
Net asset value per share of outstanding capital stock:    Class A shares            10,217,707           $      4.40
                                                           Class B shares             4,889,089           $      4.36
                                                           Class C shares               443,262           $      4.35
                                                           Class Y shares                11,344           $      4.41
                                                                                         ------           -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                                                  $  262,504
Interest                                                                                                       43,648
   Less foreign taxes withheld                                                                                 (1,209)
                                                                                                               ------
Total income                                                                                                  304,943
                                                                                                              -------
Expenses (Note 2):
Investment management services fee                                                                            375,456
Distribution fee
   Class A                                                                                                     65,403
   Class B                                                                                                    128,655
   Class C                                                                                                     10,657
Transfer agency fee                                                                                           144,431
Incremental transfer agency fee
   Class A                                                                                                      9,328
   Class B                                                                                                     10,153
   Class C                                                                                                      1,029
Service fee -- Class Y                                                                                             28
Administrative services fees and expenses                                                                      32,020
Compensation of board members                                                                                   5,208
Custodian fees                                                                                                136,527
Printing and postage                                                                                           43,251
Registration fees                                                                                              68,995
Audit fees                                                                                                     17,500
Other                                                                                                           9,551
                                                                                                                -----
Total expenses                                                                                              1,058,192
   Expenses waived/reimbursed by AEFC (Note 2)                                                               (331,825)
                                                                                                             --------
                                                                                                              726,367
   Earnings credits on cash balances (Note 2)                                                                    (179)
                                                                                                                 ----
Total net expenses                                                                                            726,188
                                                                                                              -------
Investment income (loss) -- net                                                                              (421,245)
                                                                                                             --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          (5,495,908)
   Foreign currency transactions                                                                                  204
                                                                                                                  ---
Net realized gain (loss) on investments                                                                    (5,495,704)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       8,721,146
                                                                                                            ---------
Net gain (loss) on investments and foreign currencies                                                       3,225,442
                                                                                                            ---------
Net increase (decrease) in net assets resulting from operations                                           $ 2,804,197
                                                                                                          ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund
                                                                                                   For the period from
                                                                                 May 31, 2003       March 8, 2002* to
                                                                                  Year ended          May 31, 2002
Operations
Investment income (loss) -- net                                                   $  (421,245)         $   (38,419)
Net realized gain (loss) on investments                                            (5,495,704)            (231,163)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies             8,721,146             (961,976)
                                                                                    ---------             --------
Net increase (decrease) in net assets resulting from operations                     2,804,197           (1,231,558)
                                                                                    ---------           ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       32,875,191           11,511,897
     Class B shares                                                                15,704,992            7,379,414
     Class C shares                                                                 1,343,196              623,565
     Class Y shares                                                                    29,935                8,000
Payments for redemptions
     Class A shares                                                                (4,630,278)             (49,888)
     Class B shares (Note 2)                                                       (2,198,073)             (21,128)
     Class C shares (Note 2)                                                         (101,240)              (3,925)
                                                                                     --------               ------
Increase (decrease) in net assets from capital share transactions                  43,023,723           19,447,935
                                                                                   ----------           ----------
Total increase (decrease) in net assets                                            45,827,920           18,216,377
Net assets at beginning of period (Note 1)                                         22,365,760            4,149,383**
                                                                                   ----------            ---------
Net assets at end of period                                                       $68,193,680          $22,365,760
                                                                                  ===========          ===========
Undistributed net investment income                                               $        --          $        40
                                                                                  -----------          -----------

 *   When shares became publicly available

** Initial capital of $4,000,000 was contributed on March 1, 2002. The Fund had an increase in net assets resulting from operations of $149,383 during the period from March 1, 2002 to March 8, 2002 (when shares became publicly available).

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index. On March 1, 2002, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on March 8, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $421,205 and accumulated net realized loss has been decreased by $1,449 resulting in a net reclassification adjustment to decrease paid-in capital by $422,654.

The tax character of distributions paid for the periods indicated is as follows:

                                              May 31, 2003   For the period from
                                               Year ended     March 8, 2002* to
                                                                May 31, 2002
Class A
Distributions paid from:
     Ordinary income                                $--               $--
     Long-term capital gain                          --                --
Class B
Distributions paid from:
     Ordinary income                                 --                --
     Long-term capital gain                          --                --
Class C
Distributions paid from:
     Ordinary income                                 --                --
     Long-term capital gain                          --                --
Class Y
Distributions paid from:
     Ordinary income                                 --                --
     Long-term capital gain                          --                --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $        --
Accumulated gain (loss)                                       $(5,116,227)
Unrealized appreciation (depreciation)                        $ 7,299,498


--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $13,705 for the year ended May 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Pilgrim Baxter & Associates, Ltd. and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.


--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.34% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $306,258 for Class A, $10,910 for Class B and $381 for Class C for the year ended May 31, 2003.

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $179 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $78,253,491 and $35,756,000, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                             Year ended May 31, 2003
                                             Class A        Class B           Class C        Class Y
Sold                                       8,392,768       4,018,627         346,513          7,799
Issued for reinvested distributions               --              --              --             --
Redeemed                                  (1,220,880)       (576,757)        (26,949)            --
                                          ----------        --------         -------          ------
Net increase (decrease)                    7,171,888       3,441,870         319,564          7,799
                                           ---------       ---------         -------          -----

                                                        March 8, 2002* to May 31, 2002
                                             Class A        Class B           Class C        Class Y
Sold                                       2,261,838       1,449,444         122,473          1,545
Issued for reinvested distributions               --              --              --             --
Redeemed                                     (10,019)         (4,225)           (775)            --
                                           ---------       ---------         -------          -----
Net increase (decrease)                    2,251,819       1,445,219         121,698          1,545
                                           ---------       ---------         -------          -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,116,227 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.84     $5.19
Income from investment operations:
Net investment income (loss)                                  (.02)     (.01)
Net gains (losses) (both realized and unrealized)             (.42)     (.34)
Total from investment operations                              (.44)     (.35)
Net asset value, end of period                               $4.40     $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                        $45       $15
Ratio of expenses to average daily net assets(c),(e)         1.55%     1.58%(d)
Ratio of net investment income (loss)
   to average daily net assets                               (.79%)   (1.07%)(d)
Portfolio turnover rate (excluding short-term securities)      94%       34%
Total return(i)                                             (9.09%)   (6.74%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $4.84     $5.19
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)             (.44)     (.34)
Total from investment operations                              (.48)     (.35)
Net asset value, end of period                               $4.36     $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                        $21        $7
Ratio of expenses to average daily net assets(c),(f)         2.31%      2.36%(d)
Ratio of net investment income (loss)
   to average daily net assets                              (1.55%)   (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)      94%       34%
Total return(i)                                             (9.92%)   (6.74%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                    2003    2002(b)
Net asset value, beginning of period                          $4.83    $5.19
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)             (.44)     (.35)
Total from investment operations                              (.48)     (.36)
Net asset value, end of period                                $4.35    $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                         $2        $1
Ratio of expenses to average daily net assets(c),(g)          2.31%    2.36%(d)
Ratio of net investment income (loss)
   to average daily net assets                              (1.54%)   (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)      94%       34%
Total return(i)                                             (9.94%)   (6.94%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.84     $5.19
Income from investment operations:
Net investment income (loss)                                  (.02)     (.01)
Net gains (losses) (both realized and unrealized)             (.41)     (.34)
Total from investment operations                              (.43)     (.35)
Net asset value, end of period                               $4.41     $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)          1.34%    1.36%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.58%)    (.85%)(d)
Portfolio turnover rate (excluding short-term securities)      94%       34%
Total return(i)                                             (8.88%)   (6.74%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.36% and 5.05% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.12% and 5.81% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 3.12% and 5.81% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.18% and 4.87% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Core Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003 and for the period from March 8, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Core Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS SMALL CAP CORE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
     Small Cap
         Value
              Fund

Annual Report

for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers with Portfolio Management            4

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    17

Notes to Financial Statements                           20

Independent Auditors' Report                            31

Federal Income Tax Information                          32

Board Members and Officers                              34

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Fund Snapshot AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Royce & Associates
Portfolio manager                                         Charles Royce
Since                                                              6/01
Years in industry                                                    40

Portfolio manager                                        Whitney George
Since                                                              6/01
Years in industry                                                    23

Portfolio manager                                       Jay Kaplan, CFA
Since                                                              6/01
Years in industry                                                    15

Third Avenue
Portfolio manager                                Martin J. Whitman, CFA
Since                                                              6/01
Years in industry                                                    51

Portfolio manager                                      Curtis R. Jensen
Since                                                              6/01
Years in industry                                                    12

Portfolio manager                                             Ian Lapey
Since                                                              6/01
Years in industry                                                     6

National City Investment Management Company
Portfolio manager                                  Mary Jane Matts, CFA
Since                                                              6/03
Years in industry                                                    16

Portfolio manager                         Michael E. Santelli, CFA, CPA
Since                                                              6/03
Years in industry                                                    13

Portfolio manager                               Alex L. Vallecillo, CFA
Since                                                              6/03
Years in industry                                                     9

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates
A: 6/18/01        B: 6/18/01        C: 6/18/01       Y: 6/18/01

Ticker symbols
A: ASVAX          B: ASVBX          C: APVCX         Y: --

Total net assets                                         $704.9 million

Number of holdings                                    approximately 360

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE    BLEND   GROWTH
                      LARGE
                      MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 18.7%
Technology 17.6%
Discretionary cyclical 14.2%
Cash & equivalents 11.3%
Industrials 8.7%
Health care 7.5%
Materials 6.2%
Energy & utilities 5.9%
Staples 5.3%
Telecommunications 4.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Maxwell Shoes Cl A (Textiles & apparel)                             1.3%
KEMET (Electronics)                                                 1.2
Forest City Enterprises Cl A (Financial services)                   1.1
LNR Property (Real estate)                                          1.0
Trammell Crow (Real estate)                                         1.0
Instinet Group (Financial services)                                 0.9
Precision Drilling (Energy equipment & services)                    0.9
Catellus Development (Real estate investment trust)                 0.8
SWS Group (Financial services)                                      0.8
ProAssurance (Insurance)                                            0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Value Fund is managed by three independent money management firms that invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. For the fiscal year ended May 31, 2003, AXP Partners Small Cap Value Fund's Class A shares (excluding sales charge) fell 12.45%, underperforming the 7.50% decline of the unmanaged Russell 2000(R) Value Index. The Fund also underperformed the Lipper Small-Cap Value Funds Index, which dropped 7.25% for the period. Royce & Associates, Third Avenue and National City Investment Management manage 58%, 34% and 8% of the Fund's portfolio, respectively.

National City began managing a portion of the Fund on Aug. 1, 2002.

In June 2003, Mary Jane Matts, Michael E. Santelli and Alex L. Vallecillo assumed portfolio management responsibility for National City's portion of the Fund.

Q: What factors affected performance the most for your portion of the AXP Partners Small Cap Value Fund for fiscal year 2003?

A: Royce & Associates: Our portion of the Fund reflected the volatility that gripped the stock market during fiscal year 2003. Our underperformance was in part the result of weak results from some of our technology and telecommunications holdings, a sluggish U.S. economy that hurt our holdings in retail and other consumer discretionary areas, and a capital market squeeze that hurt some of the insurance companies that we own.

    On a positive note, we had strong performances from oil and gas companies, such as Cimarex Energy and Unit Corporation, whose business involves contact drilling. There were small gains within technology, our largest sector, but these were overwhelmed by losses

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2003

  0%

 -3%

 -6%                            (bar 2)                 (bar 3)
                                -7.50%                  -7.25%
 -9%

-12%    (bar 1)
        -12.45%
-15%

(bar 1) AXP Partners Small Cap Value Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Value Index (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > In technology, we sold companies that we deemed had excessive erosion in balance sheet quality and replaced them with those whose quality and outlook in our view showed more promise.

         -- Royce & Associates (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/18/01)                 (6/18/01)                 (6/18/01)                  (6/18/01)
                         NAV(1)       POP(2)        NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                  -12.45%      -17.48%       -13.06%      -16.51%      -12.86%      -12.86%      -12.10%      -12.10%
Since inception          +1.86%       -1.18%        +1.14%       -0.91%       +1.35%       +1.35%       +2.07%       +2.07%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

    in several industries, especially telecommunications. Three other top sectors -- consumer services, health and industrial products -- also had losses. While painful in the short term, we believe that these sectors represent potentially positive performance over the long term.

A: Third Avenue: Performance for our portion of the Fund for fiscal year 2003 was driven by declines in most financial services and electronics/semiconductor capital equipment investments, being partially offset by strong returns from investments in real estate operating companies and cable/telecom equipment companies. Specific companies that dropped more than 45% during the period and negatively impacted performance include:
    Phoenix, Instinet, TriQuint Semiconductor, Kemet Electronics and Credence. Conversely, cable equipment companies Scientific Atlanta and CommScope, both of which we acquired during the year, appreciated 65% and 37%, based on our cost, while telecommunications equipment companies Ulticom and Comverse rose substantially as well.

A: National City: Our sector exposures negatively affected the relative performance of our portion of the Fund. During the period, our largest sector/industry positions -- underweight to banks, computer hardware, chemicals, homebuilders and biotech -- were negative factors on our return. From a style perspective, the fact that we were underweight the most volatile stocks hurt relative performance in fiscal 2003, as the more volatile sectors and stocks were the market leaders. Furthermore, the weighted average market cap of our portion of the Fund's portfolio was larger than the benchmark and this was also negative to performance. Still, we are comfortable with larger-than-average market caps than our peers, because we believe that greater size provides greater liquidity, and thus helps us implement a critical element of our investment strategy.

    Sector positionings that provided positive contributors to performance in fiscal year 2003 were our underweighting of grocery stores and overweighting of media stocks. These allocation decisions resulted from our thesis that the economy was rebounding. We wanted to fill our portion of the Fund's portfolio with stocks more likely to benefit from a surge in economic activity.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Our investing process is not influenced by the near-term market outlook. We focus almost entirely on company fundamentals; the general market does not factor into our analysis.

         -- Third Avenue (end callout quote)

Q:  What changes did you make to the portfolio, and why?

A: Royce & Associates: With the economy showing some signs of life, but on the whole continuing to be unspectacular, we sold some of the Fund's consumer discretionary stocks and bought more heavily into health and consumer staples. In addition, we increased several positions in the natural resources sector. Because their prices have been dropping to what we think are very attractive levels, we have also been buying industrial companies. In technology, we sold companies that we deemed had excessive erosion in balance sheet quality and replaced them with those whose quality and outlook in our view showed more promise.

A: Third Avenue: During the year, we established 22 new positions and eliminated seven holdings. Major new positions included CommScope, E-L Financial, Makita and Westwood Holdings (the shares were received as a spin-off from SWS Group). New investments were mostly in the area of telecommunications/cable equipment, financial services and retail as depressed near-term earnings outlooks in these sectors afforded us opportunities to acquire well-financed high quality companies at attractive prices. During the second half of the year, we trimmed our positions in some sectors (technology and financial services) where our investments had appreciated significantly.

A: National City: We sold some holdings that were underperforming during the period and have held others in anticipation the market will recognize their value. For example, we continue to hold Phoenix Companies, a life insurer and money manager while we eliminated Pep Boys, an auto parts distributor, from our portion of the Fund's portfolio. Phoenix was hurt after several analysts' downgrades that followed disappointing earnings. However, we believe that management changes are renewing the company's focus. Pep Boys reported better than expected results during the period. However, we were concerned with weak sales and we exited our position, as we believed that Pep Boys no longer provided "good news."

--------------------------------------------------------------------------------
7 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

Q:  How are you currently positioning the portfolio?

A: Royce & Associates: Essentially, we are looking for what we believe is good value on a stock-by-stock basis. In our estimation, such value is currently in natural resources, industrial products and services and health companies. We do not know when the market will recognize the underlying value of these companies, but we feel confident about the holdings in our portion of the Fund's portfolio.

A: Third Avenue: Our investing process is generally not influenced by the near-term market outlook. We focus almost entirely on company fundamentals; the general market typically does not factor into our analysis. We utilize a disciplined bottom-up investment approach to identify securities of companies that we believe are relatively "safe and cheap," based on their financial strength, reasonable management teams, readily available financial information, disclosure and pricing significantly below their private market values.

A: National City: We believe that with interest rates at historic lows and possibly headed even lower, small cap banks, which are typically spread lenders are facing intense margin compression. Conversely, despite the low interest rates, we believe that the homebuilder stocks valuations are high in a continued robust housing boom thus we have decreased our exposure. We believe that energy prices will decline and this will bode well for basic material companies (i.e., chemicals) as their primary input costs (energy) will decrease thus expanding margins. This coupled with increased economic activity should benefit top-line growth also. We continue to limit our exposure to computer hardware and biotech because both sectors possess limited "good value, good news" characteristics.

Q:  What is your outlook for the months ahead?

A: Royce & Associates: We are cautious looking forward. While there are positive signs afoot -- the battle for Iraq has been won, the economy may be improving, hikes in interest rates look unlikely -- the recent rally has seen the prices of many stocks move higher very quickly. We do not think that this can be sustained for very long. However, we have what we think are many highly undervalued small companies in our portion of the portfolio, and our long-term outlook remains positive, especially in light of small-cap's ongoing market leadership.

A: Third Avenue: We generally do not try to predict the performance of the market or specific asset classes in either the short- or long-term. Nevertheless, we continue to be excited about the financial

--------------------------------------------------------------------------------
8 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

    strength and valuations of the long-term growth prospects for the companies in our portfolio, despite the recent run-up of the overall stock market. Although the low interest rate/easy credit environment of the last couple of months has resulted in better stock performance for leveraged/speculative companies than the conservatively financed ones in our portfolio, we believe that the strong financial positions of our companies will result in more attractive long-term returns. The recent reduction in the dividend tax should benefit many of our cash rich companies by enabling them to increase pay-outs or make special distributions, especially in cases where insider ownership is high. Additionally, we would expect many of our companies to continue to utilize their financial strength to buy valuable assets.

A: National City: During periods when lower quality stocks -- which we believe have tenuous fundamentals and limited liquidity -- outperform, we have historically lagged our peers because their portfolios tend to gravitate toward these stocks. While we continue to navigate a market that is not complementary to our philosophy and process, we remain committed to our strategy and will seek to continue to add value by adding stocks to the portfolio with fundamentals (good value) and catalysts (good news) that underpin higher values and increasing sentiment. Furthermore, we believe that the economic recovery is upon us and will become more and more evident within corporate earnings in the second half of the year.

(begin callout quote) > We sold some holdings that were underperforming during the period and have held others in anticipation the market will recognize their value.

         -- National City (end callout quote)

--------------------------------------------------------------------------------
9 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Value Fund Class A shares (from 7/1/01 to 5/31/03) as compared to the performance of three widely cited performance indices, the Russell 2000(R) Value Index, the Lipper Small-Cap Value Funds Index and the Russell 2000(R) Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Russell 2000(R) Index to the Russell 2000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Russell 2000(R) Value Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP PARTNERS SMALL CAP VALUE FUND
$20,000

$15,000        (dotted line) Russell 2000(R) Value Index(1)
               (dashed line) Lipper Small-Cap Value Funds Index(2)
$10,000        (solid line) AXP Partners Small Cap Value Fund Class A
               (long dashed line) Russell 2000(R) Index(3)
 $5,000
        7/1/01 8/31/01 11/31/01 2/28/02 5/31/02 8/31/02 11/30/02 2/28/03 5/31/03

(solid line) AXP Partners Small Cap Value Fund Class A  $9,772
(dotted line) Russell 2000(R) Value Index(1)  $10,264
(dashed line) Lipper Small-Cap Value Funds Index(2)  $10,144
(long dashed line) Russell 2000(R) Index(3)  $8,829

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 2000(R) Index.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2003

1 year                                                                  -17.48%
Since inception (6/18/01)                                                -1.18%

Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund
May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (89.5%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.5%)
Curtiss-Wright                                        57,600          $3,409,920
United Defense Inds                                   10,737(b)          274,330
Total                                                                  3,684,250

Airlines (--%)
Northwest Airlines Cl A                               13,000(b)          116,090

Automotive & related (1.6%)
BorgWarner                                             4,725             274,617
CSK Auto                                              38,938(b)          492,566
Cummins                                               17,650             605,042
Lear                                                   8,525(b)          339,125
Navistar Intl                                         15,925(b)          490,809
Strattec Security                                     60,000(b)        3,199,200
Tower Automotive                                         275(b)              987
Wescast Inds Cl A                                    135,200(c)        3,555,759
Winnebago Inds                                        61,800           2,457,168
Total                                                                 11,415,273

Banks and savings & loans (0.7%)
Brookline Bancorp                                    164,600           2,347,197
First Federal Capital                                 16,313             320,550
Fulton Financial                                      24,188             498,031
MAF Bancorp                                            7,441             274,871
Provident Financial Group                             11,523             294,758
Sky Financial Group                                   18,347             390,424
Trustmark                                             20,047             526,434
Whitney Holding                                       11,975             407,030
Total                                                                  5,059,295

Building materials & construction (2.9%)
Alexander & Baldwin                                  185,600           5,044,608
American Woodmark                                     16,000             750,240
Florida Rock Inds                                    130,250           5,539,533
Keith                                                204,000(b)        2,031,840
Lafarge North America                                  9,550             300,634
Louisiana-Pacific                                      1,200(b)           11,568
Modtech Holdings                                     205,300(b)        1,890,813
Simpson Mfg                                          145,400(b)        5,176,240
Total                                                                 20,745,476

Chemicals (1.9%)
Agrium                                               129,400(c)        1,539,860
Albemarle                                            154,440           4,134,359
Casella Waste Systems Cl A                            64,172(b)          567,922
Ferro                                                 23,331             573,476
Georgia Gulf                                          26,332             556,395
Hercules                                              36,933(b)          367,483
IMC Global                                            11,000              96,140
Millennium Chemicals                                  21,500             256,925
Olin                                                  32,600             575,716
RPM Intl                                              37,300             463,639
Spartech                                              16,800             334,320
TETRA Technologies                                   143,300(b)        4,230,216
Total                                                                 13,696,451

Communications equipment & services (4.2%)
Andrew Corp                                           11,300(b)          112,322
Arris Group                                           53,400(b)          277,680
Catapult Communications                              302,500(b)        3,242,800
CIENA                                                303,900(b)        1,747,425
CommScope                                            388,300(b)        3,949,011
ECtel                                                398,600(b,c)      2,706,494
Fairchild Semiconductor Intl Cl A                    209,202(b)        2,924,644
REMEC                                                198,200(b)        1,359,652
Scientific-Atlanta                                   292,600           5,761,293
Somera Communications                                993,500(b)        1,540,919
Sycamore Networks                                    526,900(b)        2,239,325
Tellabs                                              457,100(b)        3,629,374
Total                                                                 29,490,939

Computer software & services (0.8%)
JDA Software Group                                   175,100(b)        2,143,224
MRO Software                                          42,171(b)          399,359
ParthusCeva                                          112,700(b)          777,630
Pervasive Software                                   355,100(b)        1,839,418
Take-Two Interactive Software                          6,500(b)          164,125
Total                                                                  5,323,756

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (7.3%)
American Management Systems                          135,200(b)       $1,848,184
Aspen Technology                                      32,900(b)          133,903
Black Box                                             52,100           1,938,641
Brio Software                                         34,200(b)           98,838
Brooktrout                                           353,800(b)        1,977,742
Cognex                                                15,900(b)          363,474
Compuware                                             54,800(b)          332,636
Comverse Technology                                  304,300(b)        4,628,403
eFunds                                               437,100(b)        4,541,469
FileNET                                               40,652(b)          678,482
First Consulting Group                                45,400(b)          255,602
Geac Computer                                      1,387,200(b,c)      5,303,137
Hyperion Solutions                                    16,038(b)          505,197
Keane                                                 54,550(b)          614,779
Lightbridge                                          494,800(b)        3,978,192
ManTech Intl Cl A                                     22,100(b)          394,485
MatrixOne                                             22,400(b)          116,704
MAXIMUS                                              132,300(b)        3,540,348
Natl Processing                                      183,200(b)        3,075,928
PC-Tel                                               123,200(b)        1,638,560
Perot Systems Cl A                                   404,800(b)        4,294,928
PLATO Learning                                       111,400(b)          587,078
Qualstar                                              61,400(b)          303,930
Read-Rite                                             15,081(b)           22,622
Retek                                                 50,844(b)          335,011
SPSS                                                  81,000(b)        1,257,120
Sybase                                               197,400(b)        2,497,110
Synaptics                                            140,100(b)        1,629,363
Syntel                                               101,500(b)        1,534,680
Ulticom                                              339,600(b)        3,311,100
Total                                                                 51,737,646

Electronics (9.7%)
Active Power                                          31,300(b)           59,783
Advanced Power Technology                            237,700(b)        1,188,500
American Power Conversion                            149,300(b)        2,315,643
Anaren                                               113,900(b)        1,159,502
Anixter Intl                                           6,700(b)          160,264
Avnet                                                 23,200(b)          315,520
AVX                                                  379,700           4,575,385
Bel Fuse Cl B                                        216,500           4,394,950
Brooks Automation                                     36,606(b)          435,611
C&D Technologies                                     136,900           2,032,965
Cable Design Technologies                            264,300(b)        1,995,465
ChipPAC Cl A                                          65,708(b)          408,047
Credence Systems                                     399,900(b)        3,239,190
CyberOptics                                          306,800(b)        1,975,792
Electro Scientific Inds                              278,700(b)        4,191,648
Entegris                                             373,105(b)        4,630,233
ESS Technology                                       197,000(b)        1,644,950
Harris                                                 9,025             273,367
KEMET                                                854,700(b)        8,632,471
Microsemi                                            111,300(b)        1,475,838
Mykrolis                                              75,086(b)          702,054
Nu Horizons Electronics                              577,600(b)        3,511,808
ON Semiconductor                                      22,499(b)           60,972
Park Electrochemical                                 181,300           3,281,530
Photronics                                            34,677(b)          583,961
Pioneer-Standard Electronics                          28,191             257,666
Standard Microsystems                                 38,042(b)          562,641
Tektronix                                            217,200(b)        4,578,576
TriQuint Semiconductor                               957,000(b)        4,440,480
TTM Technologies                                     773,400(b)        3,580,842
Ultratech Stepper                                     35,997(b)          634,627
Universal Electronics                                119,400(b)        1,379,070
Total                                                                 68,679,351

Energy (1.8%)
Brown (Tom)                                          131,700(b)        3,727,110
Chesapeake Energy                                     54,154             552,912
CONSOL Energy                                          5,500             122,925
Frontier Oil                                           5,774              98,043
Houston Exploration                                  127,800(b)        3,993,749
Newfield Exploration                                  12,125(b)          454,203
Premcor                                                5,200(b)          113,100
St. Mary Land & Exploration                          130,000           3,640,000
Tesoro Petroleum                                      13,800(b)           96,738
Total                                                                 12,798,780

Energy equipment & services (3.5%)
Cimarex Energy                                       188,636(b)        4,102,833
Fording Canadian Coal Trust                          135,100(c)        2,350,740
Helmerich & Payne                                        600              18,528
Key Energy Services                                   20,600(b)          244,728
Oil States Intl                                      140,200(b)        1,884,288
Parker Drilling                                       43,700(b)          121,923
Patterson-UTI Energy                                  46,000(b)        1,683,140
Precision Drilling                                   160,600(b,c)      6,205,584
Remington Oil & Gas                                   69,300(b)        1,329,867
RPC                                                   71,700             838,890
Unit                                                 230,300(b)        5,066,600
Willbros Group                                        89,700(b,c)        863,811
Total                                                                 24,710,932

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Financial services (5.4%)
Affiliated Managers Group                             12,125(b)         $666,875
BKF Capital Group                                    106,300(b)        1,779,462
Delphi Financial Group Cl A                           14,183             651,283
E*TRADE Group                                        482,100(b)        3,688,065
Forest City Enterprises Cl A                         200,783           8,081,516
Instinet Group                                     1,710,400           6,756,080
Jones Lang LaSalle                                   133,700(b)        2,239,475
Knight Trading Group                                  19,600(b)          122,696
Metris Companies                                      10,900              55,481
Raymond James Financial                                6,900             210,519
St. Joe                                              115,700           3,519,594
SWS Group                                            318,000           5,962,500
Westwood Holdings Group                              269,650(d)        4,184,968
Total                                                                 37,918,514

Food (0.1%)
Performance Food Group                                 8,415(b)          304,623
Smithfield Foods                                      18,475(b)          387,790
Total                                                                    692,413

Furniture & appliances (1.2%)
Ethan Allen Interiors                                 26,100             929,943
Natuzzi ADR                                          393,600(c)        3,294,432
Thomas Inds                                          138,000           4,057,200
Total                                                                  8,281,575

Health care (3.6%)
Alpharma Cl A                                         13,034             273,975
American Medical Systems Holdings                     35,800(b)          570,652
Antigenics                                           305,100(b)        3,743,576
CIMA Labs                                             85,700(b)        2,463,875
Cobalt                                                 8,155(b)          148,258
Coherent                                             131,100(b)        3,179,175
Cooper Companies                                      13,825             477,239
Datascope                                             81,700           2,584,171
Endo Pharmaceuticals Holdings                         64,800(b)        1,021,896
Invitrogen                                            13,081(b)          510,421
Lexicon Genetics                                     185,700(b)        1,058,490
Serologicals                                         181,000(b)        2,398,250
Theragenics                                          804,100(b)        3,425,466
Viasys Healthcare                                     58,000(b)        1,049,800
VISX                                                  94,500(b)        1,639,575
Vital Signs                                           32,100             831,390
Total                                                                 25,376,209

Health care services (4.0%)
Advanced Medical Optics                               18,692(b)          281,315
AMERIGROUP                                            99,950(b)        3,490,254
Applera - Cerera Genomics Group                      289,300(b)        3,399,275
Centene                                              115,600(b)        3,819,423
Covance                                               60,700(b)        1,155,121
Coventry Health Care                                  12,400(b)          541,384
Cross Country Healthcare                             163,600(b)        2,077,720
Curative Health Services                             125,800(b)        1,790,134
Health Net                                            20,073(b)          607,610
Healthcare Services Group                             88,200(b)        1,230,390
Horizon Health                                       215,300(b)        3,660,099
Option Care                                          166,200(b)        1,720,170
Owens & Minor                                         16,258             345,483
PAREXEL Intl                                         109,400(b)        1,517,378
Province Healthcare                                   18,900(b)          206,955
RehabCare Group                                      103,000(b)        1,416,250
Service Corp Intl                                     27,929(b)          116,185
U.S. Physical Therapy                                 50,000(b)          654,000
Total                                                                 28,029,146

Household products (2.3%)
Energizer Holdings                                   112,300(b)        3,568,894
JAKKS Pacific                                        259,900(b)        3,685,382
Nu Skin Enterprises Cl A                             304,200           3,042,000
Ocular Sciences                                      143,600(b)        2,820,304
Yankee Candle                                        155,600(b)        3,322,060
Total                                                                 16,438,640

Industrial equipment & services (4.8%)
Alamo Group                                          242,600           2,928,182
Arctic Cat                                           182,200           3,461,800
Asyst Technologies                                    22,650(b)          150,849
Blyth                                                131,500           3,632,030
Capstone Turbine                                      80,100(b)          110,538
CNH Global                                            31,912(c)          266,465
Denison Intl ADR                                     200,700(b,c)      4,064,175
JLG Inds                                              17,800             132,432
Joy Global                                            30,641(b)          413,041
Kadant                                                31,347(b)          550,140
Kaydon                                                 6,200             131,440
Lincoln Electric Holdings                            208,400           4,405,576
Lindsay Mfg                                           44,000             894,080
Makita ADR                                           512,200(c)        3,918,330
NN                                                    17,400             190,878
Semitool                                             590,800(b)        3,462,088
Tecumseh Products Cl A                                 7,519             289,106
Trinity Inds                                         239,200           4,138,160
Wabtec                                                59,254             812,372
Total                                                                 33,951,682

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (8.4%)
AmerUs Group                                         108,338          $2,915,376
Arch Capital Group                                    17,600(b,c)        651,200
Argonaut Group                                       115,700           1,435,837
Berkley (WR)                                          11,865             584,351
CNA Surety                                           353,900           3,468,220
E-L Financial                                         21,500(c)        3,960,897
Erie Indemnity Cl A                                   64,100           2,569,769
Everest Re Group                                       4,663(c)          340,399
FBL Financial Group Cl A                             126,800           2,586,720
First American                                        40,000           1,083,200
Harleysville Group                                    16,410             401,389
Hooper Holmes                                        206,500           1,342,250
Leucadia Natl                                        107,000           4,080,980
MONY Group                                           136,600           3,634,926
Odyssey Re Holdings                                   15,664             323,148
Ohio Casualty                                        153,500(b)        1,934,100
Phoenix Companies                                    461,371           3,880,130
PMA Capital Cl A                                     163,200           1,514,496
ProAssurance                                         208,100(b)        5,826,800
Protective Life                                       64,700           1,784,426
Reinsurance Group of America                          95,200           2,939,776
RenaissanceRe Holdings                                 6,351(c)          283,890
RLI                                                   34,200           1,011,636
Scottish Annuity & Life Holdings                     205,700(c)        3,920,642
Stewart Information Services                          58,900(b)        1,646,255
Triad Guaranty                                        12,640(b)          483,986
Universal American Financial                         566,000(b)        3,679,000
Wesco Financial                                        2,570             778,710
Total                                                                 59,062,509

Investment companies (0.4%)
SFK Pulp Fund                                        495,300(c)        2,885,313

Leisure time & entertainment (2.5%)
Activision                                            15,862(b)          269,337
Brunswick                                             19,325             424,184
Callaway Golf                                        251,000           3,601,850
Dover Downs Gaming & Entertainment                   345,800(d)        3,143,322
MTR Gaming Group                                      32,122(b)          221,321
Multimedia Games                                     115,500(b)        2,833,215
RC2                                                  221,700(b)        3,768,899
Thor Inds                                             44,100           1,711,080
Topps                                                191,400(b)        1,757,052
Total                                                                 17,730,260

Media (0.5%)
Belo Cl A                                             32,650             764,010
Catalina Marketing                                    21,800(b)          405,916
Courier                                               15,500             755,780
Macrovision                                           98,500(b)        1,893,072
Total                                                                  3,818,778

Metals (3.4%)
ASA                                                   71,500(c)        2,566,850
Gibraltar Steel                                       17,700             342,318
Glamis Gold                                          355,500(b,c)      3,999,376
Gold Fields ADR                                      212,700(c)        2,420,526
Goldcorp                                             267,400(c)        3,136,602
GrafTech Intl                                        143,175(b)          880,526
Hecla Mining                                         648,900(b)        2,686,446
Kinross Gold                                         351,118(b,c)      2,447,292
Maverick Tube                                          7,300(b)          146,146
Meridian Gold                                        291,700(b)        3,427,475
RTI Intl Metals                                      203,500(b)        2,071,630
Total                                                                 24,125,187

Miscellaneous (0.1%)
MPS Group                                             85,325(b)          611,780

Multi-industry conglomerates (3.0%)
AMN Healthcare Services                              171,500(b)        1,955,100
Avatar Holdings                                       33,300             963,036
BearingPoint                                          32,700(b)          310,323
Brascan Cl A                                         243,300(c)        5,702,952
CDI                                                   18,800(b)          497,260
Cornell Companies                                    214,700(b)        3,005,800
Fisher Scientific Intl                                14,873(b)          471,325
ICT Group                                                800(b)            9,288
Labor Ready                                           92,925(b)          604,013
Lancaster Colony                                      37,000           1,431,530
NCO Group                                              5,900(b)          113,870
On Assignment                                        408,900(b)        1,369,815
Woodward Governor                                    106,300           4,088,192
YORK Intl                                             16,100             416,829
Total                                                                 20,939,333

Paper & packaging (0.9%)
Moore Wallace                                         34,500(b,c)        487,140
Packaging Corp of America                             31,854(b)          573,372
Pope & Talbot                                         21,600             244,944
Rayonier                                              10,881             561,786
TimberWest Forest                                    541,000(b,c)      4,549,836
Total                                                                  6,417,078

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Real estate (2.5%)
LNR Property                                         189,600          $7,273,056
Trammell Crow                                        704,600(b)        7,144,644
Wellsford Real Properties                            196,800(b)        3,050,400
Total                                                                 17,468,100

Real estate investment trust (1.4%)
Alexandria Real Estate Equities                       14,040             621,972
Catellus Development                                 268,800(b)        5,967,360
Corporate Office Properties Trust                     37,900             601,852
Developers Diversified Realty                         15,731             444,086
Heritage Property Investment Trust                    22,790             629,004
Highwoods Properties                                  25,789             551,111
MeriStar Hospitality                                  21,400             113,420
Ramco-Gershenson Properties Trust                     17,815             416,693
Summit Properties                                     12,431             248,744
Total                                                                  9,594,242

Restaurants & lodging (1.1%)
CBRL Group                                             7,225             260,678
CEC Entertainment                                     55,700(b)        1,911,624
Jack in the Box                                       58,600(b)        1,231,772
RARE Hospitality Intl                                  9,525(b)          272,225
Ruby Tuesday                                          17,341             400,057
Ryan's Family Steak Houses                           279,400(b)        3,590,289
Total                                                                  7,666,645

Retail (3.8%)
American Eagle Outfitters                             91,500(b)        1,554,585
AnnTaylor Stores                                      17,082(b)          436,787
Big Lots                                             190,400(b)        2,591,344
Buckle                                               163,400(b)        2,973,880
Cato Cl A                                            160,400           3,163,088
Circuit City Stores                                  425,000           3,055,750
Dress Barn                                           116,630(b)        1,610,660
Electronics Boutique Holdings                         14,400(b)          302,976
Galyan's Trading                                      75,500(b)        1,033,595
Gymboree                                              18,100(b)          309,510
Haverty Furniture Companies                           22,456             346,945
InterTAN                                             277,100(b,c)      1,742,959
Linens `N Things                                      17,756(b)          408,743
Michaels Stores                                       50,200(b)        1,888,022
Perrigo                                              331,100           4,843,993
Stein Mart                                            79,900(b)          469,013
Total                                                                 26,731,850

Textiles & apparel (3.6%)
Brown Shoe                                             5,413             153,459
Cutter & Buck                                        317,900(b)        1,274,779
Madden (Steven)                                      150,900(b)        3,025,545
Maxwell Shoes Cl A                                   723,350(b)        9,613,322
Nautica Enterprises                                  288,900(b)        3,047,895
Oakley                                               223,600(b)        2,481,960
Oshkosh B'Gosh Cl A                                   16,800             422,520
Polo Ralph Lauren                                    146,000(b)        3,864,620
Reebok Intl                                           12,399(b)          393,048
Wolverine World Wide                                  71,390           1,311,434
Total                                                                 25,588,582

Transportation (0.4%)
Arkansas Best                                         12,526             331,939
ArvinMeritor                                          12,100             215,259
OMI                                                   20,800(b)          119,184
Pacer Intl                                            18,000(b)          333,000
Ryder System                                          14,265             378,878
Swift Transportation                                  20,900(b)          429,286
Tsakos Energy Navigation                                 425(c)            5,610
USF                                                    5,700             170,658
Yellow Corp                                           29,006(b)          762,278
Total                                                                  2,746,092

Utilities -- electric (0.3%)
Allete                                                18,825             474,390
Hawaiian Electric Inds                                10,550             483,190
Puget Energy                                          27,500             644,874
Reliant Resources                                     19,025(b)          127,468
Sierra Pacific Resources                              23,157             125,048
Total                                                                  1,854,970

Utilities -- gas (0.4%)
AGL Resources                                         15,149             395,843
Equitable Resources                                   29,425           1,184,652
ONEOK                                                 15,585             317,466
UGI                                                   13,011             444,976
Vectren                                               13,356             330,160
Total                                                                  2,673,097

Utilities -- telephone (0.4%)
West                                                 126,100(b)        3,139,890

Total common stocks
(Cost: $627,441,830)                                                $631,200,124

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Preferred stock (0.2%)
Issuer                                                Shares            Value(a)

United Fire & Casualty Insurance
     6.38% Cv Series A                                50,500          $1,436,725

Total preferred stock
(Cost: $1,263,500)                                                    $1,436,725

Short-term securities (11.4%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         06-02-03               1.35%            $28,800,000         $28,796,760
Rabobank Nederland
         06-02-03               1.33              25,100,000          25,097,218
UBS Finance (Delaware)
         06-02-03               1.35              26,700,000          26,696,996

Total short-term securities
(Cost: $80,593,983)                                                  $80,590,974

Total investments in securities
(Cost: $709,299,313)(e)                                             $713,227,823

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 10.4% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2003 are as follows:

     Issuer                                  Beginning    Purchase         Sales          Ending        Dividend       Value(a)
                                               cost         cost           cost            cost          income
     Dover Downs Gaming & Entertainment*      $--      $ 6,337,619     $3,072,015      $3,265,604       $ 64,891       $3,143,322
     Westwood Holdings Group*                  --        3,956,976        390,597       3,566,380         36,865        4,184,968
                                              ---        ---------        -------       ---------         ------        ---------
     Total                                    $--      $10,294,595     $3,462,612      $6,831,984       $101,756       $7,328,290
                                              ---      -----------     ----------      ----------       --------       ----------

     * Issuer was not an affiliate for the entire year ended May 31, 2003.

(e) At May 31, 2003, the cost of securities for federal income tax purposes was $711,070,431 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 74,106,408
     Unrealized depreciation                                        (71,949,016)
                                                                    -----------
     Net unrealized appreciation                                    $ 2,157,392
                                                                    -----------

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $702,467,329)                    $705,899,533
   Investments in securities of affiliated issuers (identified cost $6,831,984)                           7,328,290
                                                                                                          ---------
Total investments in securities (identified cost $709,299,313)                                          713,227,823
Cash in bank on demand deposit                                                                              759,585
Capital shares receivable                                                                                   583,017
Dividends and accrued interest receivable                                                                   336,739
Receivable for investment securities sold                                                                 6,337,959
U.S. government securities held as collateral (Note 5)                                                    7,234,089
                                                                                                          ---------
Total assets                                                                                            728,479,212
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      387,013
Payable for investment securities purchased                                                               1,800,186
Payable upon return of securities loaned (Note 5)                                                        21,195,089
Accrued investment management services fee                                                                   17,968
Accrued distribution fee                                                                                     10,207
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   6,644
Accrued administrative services fee                                                                           1,431
Other accrued expenses                                                                                      138,115
                                                                                                            -------
Total liabilities                                                                                        23,556,654
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $704,922,558
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,404,994
Additional paid-in capital                                                                              735,127,469
Undistributed net investment income                                                                          32,859
Accumulated net realized gain (loss) (Note 7)                                                           (35,571,361)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     3,928,597
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $704,922,558
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $433,901,329
                                                            Class B                                    $254,844,563
                                                            Class C                                    $ 15,882,634
                                                            Class Y                                    $    294,032
Net asset value per share of outstanding capital stock:     Class A shares         86,009,690          $       5.04
                                                            Class B shares         51,245,907          $       4.97
                                                            Class C shares          3,185,639          $       4.99
                                                            Class Y shares             58,125          $       5.06
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $ 20,745,343
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Year ended May 31, 2003
Investment income
Income:
Dividends (including $101,756 earned from affiliates)                                                  $  5,280,121
Interest                                                                                                    615,435
Fee income from securities lending (Note 5)                                                                  80,265
   Less foreign taxes withheld                                                                              (85,448)
                                                                                                            -------
Total income                                                                                              5,890,373
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        5,539,260
Distribution fee
   Class A                                                                                                  932,766
   Class B                                                                                                2,197,268
   Class C                                                                                                  129,388
Transfer agency fee                                                                                       2,032,923
Incremental transfer agency fee
   Class A                                                                                                  134,527
   Class B                                                                                                  143,759
   Class C                                                                                                   10,177
Service fee -- Class Y                                                                                          243
Administrative services fees and expenses                                                                   470,468
Compensation of board members                                                                                11,780
Custodian fees                                                                                              307,131
Printing and postage                                                                                        223,882
Registration fees                                                                                            51,183
Audit fees                                                                                                   17,500
Other                                                                                                         5,855
                                                                                                              -----
Total expenses                                                                                           12,208,110
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (748,460)
                                                                                                           --------
                                                                                                         11,459,650
   Earnings credits on cash balances (Note 2)                                                                (5,495)
                                                                                                             ------
Total net expenses                                                                                       11,454,155
                                                                                                         ----------
Investment income (loss) -- net                                                                          (5,563,782)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including loss of $34,406 on sale of affiliated issuers) (Note 3)             (35,161,893)
   Foreign currency transactions                                                                            (13,055)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (35,174,948)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (34,670,027)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (69,844,975)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(75,408,757)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund
                                                                                                  For the period from
                                                                                 May 31, 2003       June 18, 2001* to
                                                                                   Year ended           May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                 $  (5,563,782)         $ (1,963,289)
Net realized gain (loss) on investments                                           (35,174,948)            5,163,031
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (34,670,027)           38,686,830
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   (75,408,757)           41,886,572
                                                                                  -----------            ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                       (2,214,992)                   --
     Class B                                                                       (1,322,770)                   --
     Class C                                                                          (80,563)                   --
     Class Y                                                                           (1,482)                   --
                                                                                  -----------            ----------
Total distributions                                                                (3,619,807)                   --
                                                                                  -----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        202,614,805           369,930,590
   Class B shares                                                                 118,978,507           219,935,060
   Class C shares                                                                   8,392,851            10,866,505
   Class Y shares                                                                      81,591               238,324
Reinvestment of distributions at net asset value
   Class A shares                                                                   2,194,387                    --
   Class B shares                                                                   1,308,573                    --
   Class C shares                                                                      78,051                    --
   Class Y shares                                                                       1,428                    --
Payments for redemptions
   Class A shares                                                                (104,634,387)          (19,600,749)
   Class B shares (Note 2)                                                        (62,445,447)           (6,923,793)
   Class C shares (Note 2)                                                         (2,626,785)             (212,462)
   Class Y shares                                                                     (25,167)                   --
                                                                                  -----------            ----------
Increase (decrease) in net assets from capital share transactions                 163,918,407           574,233,475
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            84,889,843           616,120,047
Net assets at beginning of period (Note 1)                                        620,032,715             3,912,668**
                                                                                  -----------             ---------
Net assets at ending of period                                                  $ 704,922,558          $620,032,715
                                                                                =============          ============
Undistributed net investment income                                             $      32,859          $      1,650
                                                                                -------------          ------------

 *   When shares became publicly available

** Initial capital of $4,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $87,332 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in companies with market capitalization of less than $2 billion. On June 7, 2001, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,594,991 and accumulated net realized loss has been increased by $9,943 resulting in a net reclassification adjustment to decrease paid-in capital by $5,585,048.

The tax character of distributions paid for the periods indicated is as follows:

                                                            For the period from
                                         May 31, 2003        June 18, 2001* to
                                          Year ended           May 31, 2002
Class A
Distributions paid from:
     Ordinary income                    $2,201,645                 $--
     Long-term capital gain                 13,347                  --

Class B
Distributions paid from:
     Ordinary income                     1,314,798                  --
     Long-term capital gain                  7,972                  --

Class C
Distributions paid from:
     Ordinary income                        80,078                  --
     Long-term capital gain                    485                  --

Class Y
Distributions paid from:
     Ordinary income                         1,473                  --
     Long-term capital gain                      9                  --

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated gain (loss)                                        $(33,956,595)
Unrealized appreciation (depreciation)                         $  2,346,690

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $223,064 for the year ended May 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), Third Avenue Management, LLC (Third Avenue) and National City Investment Management Company (National City). Prior to Aug. 1, 2002, new investments in the Fund were allocated 80% to Royce and 20% to Third Avenue. Effective Aug. 1, 2002, new investments in the Fund are allocated 50% to National City, 25% to Royce and 25% to Third Avenue. Existing investments have not been reallocated. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C, and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,560,002 for Class A, $260,980 for Class B and $6,186 for Class C for the year ended May 31, 2003.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.40% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $5,495 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $465,726,033 and $284,431,500, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $286,906 for the year ended May 31, 2003.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                Year ended May 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       42,358,271        25,078,082        1,792,820            18,316
Issued for reinvested distributions           482,284           290,794           17,306               313
Redeemed                                  (22,673,124)      (13,665,020)        (579,673)           (5,547)
                                          -----------       -----------         --------            ------
Net increase (decrease)                    20,167,431        11,703,856        1,230,453            13,082
                                           ----------        ----------        ---------            ------

                                                            June 18, 2001* to May 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       68,686,758        40,815,476        1,992,682            43,043
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (3,638,499)       (1,275,425)         (39,496)               --
                                           ----------        ----------        ---------            ------
Net increase (decrease)                    65,048,259        39,540,051        1,953,186            43,043
                                           ----------        ----------        ---------            ------

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $20,745,343 were on loan to brokers. For collateral, the Fund received $13,961,000 in cash and U.S. government securities valued at $7,234,089. Income from securities lending amounted to $80,265 for the year ended May 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. This agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $33,956,595 as of May 31, 2003 that will expire in 2011 and 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.79     $4.89
Income from investment operations:
Net investment income (loss)                                  (.03)     (.01)
Net gains (losses) (both realized and unrealized)             (.69)      .91
Total from investment operations                              (.72)      .90
Less distributions:
Distributions from realized gains                             (.03)       --
Net asset value, end of period                               $5.04     $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                       $434      $381
Ratio of expenses to average daily net assets(c),(e)         1.60%     1.59%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.63%)    (.61%)(d)
Portfolio turnover rate (excluding short-term securities)      50%       12%
Total return(i)                                            (12.45%)   18.40%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.75     $4.89
Income from investment operations:
Net investment income (loss)                                  (.06)     (.03)
Net gains (losses) (both realized and unrealized)             (.69)      .89
Total from investment operations                              (.75)      .86
Less distributions:
Distributions from realized gains                             (.03)       --
Net asset value, end of period                               $4.97     $5.75

Ratios/supplemental data
Net assets, end of period (in millions)                       $255      $227
Ratio of expenses to average daily net assets(c),(f)         2.36%     2.36%(d)
Ratio of net investment income (loss)
  to average daily net assets                               (1.38%)   (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)      50%       12%
Total return(i)                                            (13.06%)   17.59%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.76     $4.89
Income from investment operations:
Net investment income (loss)                                  (.06)     (.03)
Net gains (losses) (both realized and unrealized)             (.68)      .90
Total from investment operations                              (.74)      .87
Less distributions:
Distributions from realized gains                             (.03)       --
Net asset value, end of period                               $4.99     $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                        $16       $11
Ratio of expenses to average daily net assets(c),(g)         2.36%     2.36%(d)
Ratio of net investment income (loss)
  to average daily net assets                               (1.38%)   (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)      50%       12%
Total return(i)                                            (12.86%)   17.79%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003      2002(b)
Net asset value, beginning of period                         $5.79     $4.89
Income from investment operations:
Net investment income (loss)                                  (.02)     (.01)
Net gains (losses) (both realized and unrealized)             (.68)      .91
Total from investment operations                              (.70)      .90
Less distributions:
Distributions from realized gains                             (.03)       --
Net asset value, end of period                               $5.06     $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.40%     1.42%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.46%)    (.47%)(d)
Portfolio turnover rate (excluding short-term securities)      50%       12%
Total return(i)                                            (12.10%)   18.40%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003, and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

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31 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Small Cap Value Fund
Fiscal year ended May 31, 2003

Class A

Income distribution -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         27.46%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.02639

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00016

Total distributions                                                     $0.02655

The distribution of $0.02655 per share, payable Dec. 19, 2002, consisted of $0.02639 from net short-term capital gains and $0.00016 from net long-term capital gains.

Class B

Income distribution -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         27.46%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.02639

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00016
Total distributions                                                     $0.02655

The distribution of $0.02655 per share, payable Dec. 19, 2002, consisted of $0.02639 from net short-term capital gains and $0.00016 from net long-term capital gains.

--------------------------------------------------------------------------------
32 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Class C

Income distribution -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         27.46%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.02639

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00016
Total distributions                                                     $0.02655

The distribution of $0.02655 per share, payable Dec. 19, 2002, consisted of $0.02639 from net short-term capital gains and $0.00016 from net long-term capital gains.

Class Y

Income distribution -- taxable as dividend income:
   Qualified Dividend Income for individuals (effective Jan. 1, 2003):     0.00%
   Dividends Received Deduction for corporations:                         27.46%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.02639

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00016
Total distributions                                                     $0.02655

The distribution of $0.02655 per share, payable Dec. 19, 2002, consisted of $0.02639 from net short-term capital gains and $0.00016 from net long-term capital gains.

--------------------------------------------------------------------------------
33 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
34 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS SMALL CAP VALUE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
Partners Funds

AXP(R) Partners
           Value
              Fund

Annual Report
for the Period Ended May 31, 2003

(2003 Prospectus Enclosed)

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                                    3

Questions & Answers with Portfolio Management                    4

The Fund's Long-term Performance                                 8

Investments in Securities                                        9

Financial Statements                                            12

Notes to Financial Statements                                   15

Independent Auditors' Report                                    27

Federal Income Tax Information                                  28

Board Members and Officers                                      29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Fund Snapshot
         AS OF MAY 31, 2003

PORTFOLIO MANAGERS

Lord Abbett & Co.

Portfolio manager                  Robert Morris, CFA
Since                                            6/01
Years in industry                                  32

Portfolio manager                        Eli Salzmann
Since                                            6/01
Years in industry                                  17

Portfolio manager                  Sholom Dinsky, CFA
Since                                            6/01
Years in industry                                  36

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates
A: 6/18/01      B: 6/18/01    C: 6/18/01       Y: 6/18/01

Ticker symbols
A: AVLAX        B: AVFBX      C: AVUCX         Y: --

Total net assets                       $314.3 million

Number of holdings                   approximately 90

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                 LARGE
                    MEDIUM    SIZE
                    SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 19.6%
Discretionary cyclical 18.8%
Industrials 15.1%
Materials 11.3%
Energy & utilities 8.5%
Technology 7.2%
Cash & equivalents 6.1%
Telecommunications 5.1%
Health care 4.3%
Staples 4.0%

TOP TEN HOLDINGS

Percentage of portfolio assets
Exxon Mobil (Energy)                               3.7%
Citigroup (Financial services)                     2.8
Target (Retail)                                    2.6
Disney (Walt) (Media)                              2.4
Apple Computer (Computers & office equipment)      2.4
Deere & Co (Industrial equipment & services)       2.4
Xerox (Multi-industry conglomerates)               2.4
Mellon Financial (Banks and savings & loans)       2.2
American Intl Group (Insurance)                    2.0
Alcoa (Metals)                                     1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Performance Summary

Lord, Abbett & Co. LLC (Lord Abbett), an independent money management firm, manages AXP Partners Value Fund. The Fund seeks long-term capital growth as a primary objective and income as a secondary objective by investing in undervalued stocks of large companies. For the 12 months ended May 31, 2003, the Fund's Class A shares (excluding sales charges) declined 8.09%. The Fund modestly underperformed its benchmark, the Russell 1000(R) Value Index, which fell 7.86% for the same period. The Fund outperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which fell 9.99%. The S&P
500 Index, the Fund's benchmark until May 31, 2003, dropped 8.06% for the same period.

Q: Could you describe the market environment during AXP Partners Value Fund's fiscal year?

A: Lord Abbett: Volatility remained the theme for the U.S. equity markets during the past year. Uncertainty about the recovery of the U.S. economy continued to unnerve investors, contributing to the market volatility. In the early months of 2003, fluctuations in the stock market coincided with the progression of the U.S.-led invasion of Iraq and the potential for resolution of geopolitical tensions. However, the U.S. equity markets delivered improved results in April and May of 2003, amid a U.S. military victory in Iraq as investor concern began to diminish.

The views of Lord, Abbett & Co. LLC and the Fund portfolio holdings described in this report are as of May 31, 2003; these views and the portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2003
  0%

 -2%

 -4%

 -6%                       (bar 2)
         (bar 1)           -7.86%                    (bar 4)
 -8%     -8.09%                           (bar 3)    -8.06%
                                          -9.99%
-10%

(bar 1) AXP Partners Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R)Value Index (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index
(bar 4) S&P 500 Index (unmanaged)

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> In our opinion, the fiscal stimulus package, featuring accelerated tax cuts, should benefit both corporate profits and consumer spending. (end callout quote)

Q:   What factors significantly affected the Fund's performance?

A: Lord Abbett: Amid a volatile market environment that tended to favor growth stocks, the Fund's value-oriented technology stocks detracted from performance. Technology companies have suffered because of soft demand for chip equipment and computer hardware as a result of the economic recession. Several of the Fund's telecommunications sector holdings declined, as the companies issued earnings warnings resulting from weak telecommunication spending and loss of market share.

     The Fund's significant underweight position in the financial sector versus the Russell 1000(R) Value Index also hurt performance for the year. The financial sector was among the stronger performing sectors for both the Fund and the Index for the one-year period.

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                  Class B                     Class C                 Class Y
(Inception dates)         (6/18/01)                (6/18/01)                   (6/18/01)               (6/18/01)
                     NAV(1)     POP(2)       NAV(1)      After CDSC(3) NAV(1)     After CDSC(4)    NAV(5)   POP(5)
1 year               -8.09%    -13.37%       -8.81%       -12.46%      -8.79%      -8.79%          -7.84%   -7.84%
Since inception      -6.76%     -9.55%       -7.40%        -9.32%      -7.28%      -7.28%          -6.54%   -6.54%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Stock selection within the discretionary cyclical sector aided the Fund's relative results during the fiscal period. In particular, several retail holdings benefited from positive earnings announcements and select media companies rebounded as the market reacted to an anticipated cyclical revival in advertising sales. Additionally, a Fund holding within the broadcasting and cable television industry benefited from an announced solid 2003 outlook and reported a smaller-than-expected loss in the fourth quarter. A Fund holding in the footwear and apparel industry also added to relative performance, as it announced that it expected margins to rise from a new supply chain system and better sales.

     Holdings in the industrials sector also contributed positively to the Fund's performance for the past year. Several of the Fund's transportation companies have benefited more recently from lower oil prices. In addition, select Fund holdings responded favorably to congressional approval of a supplemental war spending package that will contribute $3 billion to the struggling airline industry.

Q:   What changes did you make to the Fund's portfolio?

A: Lord Abbett: During the past year, we added selectively to the discretionary cyclical, materials and technology sectors. We believe that the economy will strengthen in the second half of 2003 and into 2004 and that these sectors will do well. The Fund benefited from an increased weighting in these sectors in the last two months of the fiscal year. Meanwhile, we pared back the Fund's exposure to the staples, health care, and energy and utilities sectors.

Q:   What is your outlook for the year ahead?

A: Lord Abbett: We are optimistic about an improvement in the U.S. equity market over the next one to two years. We believe that five main catalysts support our optimism. First, in our opinion, companies have been forced to aggressively cut costs because of the economic and earnings decline of the past three years. We believe that many companies should now be poised to reap the benefits of these difficult adjustments through the enhanced operating leverage and earnings power in their financial structure.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Questions & Answers

     Second, interest rates are at historic lows. In our opinion, low interest rates have historically continued to stimulate the economy. At this point, we do not anticipate an increase in the Federal Funds rate in the coming months. However, we would expect the Fed to raise rates gradually as the economy recovers in the next few years.

     Third, the U.S. dollar has weakened versus both the European euro and the Japanese yen over the past year. We believe that a weaker dollar should translate into more competitive pricing power for U.S. goods overseas. In our opinion, imports should become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the United States. We believe that the weaker dollar should especially benefit U.S. multi-national companies and manufacturers.

     Fourth, oil prices have come down from recent highs. We believe that lower oil prices should contribute to an improvement in U.S. corporate profits. In our opinion, with consumers spending less on gas to fuel their cars, they should have more disposable income to spend on consumer products. We believe that corporations will also benefit from lower oil prices in the form of decreased energy and raw material costs. We also believe that airlines, in particular, are likely to profit from lower oil prices both in terms of decreased costs and more demand for travel due to increased consumer spending.

     And finally, in our opinion, the fiscal stimulus package, featuring accelerated tax cuts, should benefit both corporate profits and consumer spending.

Q:   How are you positioning the Fund in light of your outlook?

A: Lord Abbett: As mentioned, we expect the economy to strengthen during the next one to two years. In the near term, we plan to continue positioning the Fund with a focus on stocks from the discretionary cyclical, transportation, materials and technology sectors. In our opinion, these sectors and stocks should benefit from periods of economic recovery and expansion.

For a detailed discussion of the risks associated with the Fund, see the Fund's prospectus.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Partners Value Fund Class A shares (from 7/1/01 to 5/31/03) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Lipper Large-Cap Value Funds Index and the Standard & Poor's 500 Index (S&P 500 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Standard & Poor's 500 Index to the Russell 1000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future however, only the Russell 1000(R) Value Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP PARTNERS VAULE FUND
$20,000

$15,000        (solid line) AXP Partners Value Fund Class A
               (dotted line) Russell 1000(R) Value Index(1)
$10,000        (dashed line) Lipper Large-Cap Value Funds Index(2)
               (long dashed line) S&P 500 Index(3)
 $5,000
        7/1/01 8/31/01 11/31/01 2/28/02 5/31/02 8/31/02 11/30/02 2/28/03 5/31/03

(solid line) AXP Partners Value Fund Class A $8,220
(dotted line) Russell 1000(R) Value Index(1) $8,900
(dashed line) Lipper Large-Cap Value Funds Index(2) $8,345
(long dashed line) S&P 500 Index(3) $8,119

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stock, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

                           Average Annual Total Returns
                   Class A with Sales Charge as of May 31, 2003
1 year                                                              -13.37%
Since inception (6/18/01)                                            -9.55%

              Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Value Fund
May 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                        Shares                Value(a)

Airlines (2.1%)
AMR                                          146,400(b)             $928,176
Delta Air Lines                              214,900               2,871,064
Southwest Airlines                           167,700               2,694,939
Total                                                              6,494,179

Automotive & related (0.5%)
Eaton                                         20,000               1,678,600

Banks and savings & loans (11.5%)
Bank of New York                             101,900               2,950,005
Bank One                                      84,800               3,168,128
FleetBoston Financial                        136,700               4,042,219
J.P. Morgan Chase                            174,200               5,724,212
Mellon Financial                             255,500               6,941,935
U.S. Bancorp                                 101,600               2,407,920
Wachovia                                     145,000               5,826,100
Wells Fargo                                  102,900               4,970,070
Total                                                             36,030,589

Beverages & tobacco (0.9%)
PepsiCo                                       63,300               2,797,860

Building materials & construction (0.5%)
Weyerhaeuser                                  32,300               1,627,274

Chemicals (5.2%)
Dow Chemical                                  27,900                 887,220
du Pont (EI) de Nemours                      117,800               4,964,092
Potash Corp of Saskatchewan                   19,700(c)            1,205,837
Praxair                                       63,800               3,827,362
Rohm & Haas                                   81,000               2,626,830
Waste Management                             115,900               2,951,973
Total                                                             16,463,314

Communications equipment & services (3.5%)
Motorola                                     427,200               3,639,744
Teradyne                                     170,200(b)            2,918,930
Verizon Communications                       116,200               4,398,170
Total                                                             10,956,844

Computer software & services (1.0%)
BMC Software                                 139,100(b)            2,359,136
PeopleSoft                                    47,800(b)              782,008
Total                                                              3,141,144

Computers & office equipment (4.5%)
Apple Computer                               421,300(b)            7,570,761
EMC                                          531,300(b)            5,748,666
Solectron                                    179,900(b)              719,600
Total                                                             14,039,027

Electronics (1.7%)
Agilent Technologies                          94,600(b)            1,715,098
Corning                                      220,800(b)            1,614,048
Texas Instruments                             92,100               1,888,050
Total                                                              5,217,196

Energy (3.6%)
Exxon Mobil                                  314,900              11,462,360

Energy equipment & services (3.9%)
Baker Hughes                                 137,700               4,550,985
Progress Energy                               77,500               3,646,375
Schlumberger                                  81,600               3,967,392
Total                                                             12,164,752

Financial services (5.5%)
Citigroup                                    215,500               8,839,810
Goldman Sachs Group                           20,200               1,646,300
MBNA                                         114,700               2,299,735
Merrill Lynch                                101,100               4,377,630
Total                                                             17,163,475

Food (1.7%)
Archer-Daniels-Midland                       151,600               1,814,652
General Mills                                 28,800               1,347,264
Kellogg                                       59,300               2,087,360
Total                                                              5,249,276

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Issuer                                        Shares                Value(a)

Health care (4.1%)
Abbott Laboratories                           32,400              $1,443,420
Baxter Intl                                   18,000                 456,120
Bristol-Myers Squibb                          34,800                 890,880
Merck & Co                                    28,000               1,556,240
Schering-Plough                              249,600               4,605,120
Wyeth                                         86,500               3,793,025
Total                                                             12,744,805

Health care services (0.2%)
McKesson                                      24,200                 733,744

Household products (1.4%)
Gillette                                      93,300               3,135,813
Newell Rubbermaid                             41,900               1,194,150
Total                                                              4,329,963

Industrial equipment & services (5.0%)
Caterpillar                                   45,500               2,372,825
Deere & Co                                   172,000               7,511,240
Illinois Tool Works                           60,400               3,747,820
Parker-Hannifin                               50,900               2,057,887
Total                                                             15,689,772

Insurance (2.4%)
American Intl Group                          109,148               6,317,486
Hartford Financial Services Group             28,300               1,319,912
Total                                                              7,637,398

Leisure time & entertainment (2.2%)
Carnival                                      88,200               2,698,920
Viacom Cl B                                   91,200(b)            4,151,424
Total                                                              6,850,344

Media (7.5%)
Clear Channel Communications                 120,600(b)            4,908,420
Comcast Special Cl A                         154,900(b)            4,464,218
Disney (Walt)                                386,000               7,584,900
Gannett                                       27,100               2,140,900
Tribune                                       91,700               4,573,996
Total                                                             23,672,434

Metals (2.9%)
Alcoa                                        242,300               5,963,003
Newmont Mining                               107,580               3,190,823
Total                                                              9,153,826

Multi-industry conglomerates (5.8%)
3M                                            10,800               1,365,876
Dover                                         51,600               1,563,996
Emerson Electric                              35,600               1,861,880
Monsanto                                      76,639               1,536,612
Tyco Intl                                    249,400(c)            4,414,380
Xerox                                        681,200(b)            7,445,516
Total                                                             18,188,260

Paper & packaging (2.5%)
Bowater                                       53,900               2,112,341
Intl Paper                                   160,800               5,896,536
Total                                                              8,008,877

Retail (6.7%)
Gap                                          226,800               3,855,600
Limited Brands                               297,300               4,536,798
RadioShack                                    24,500                 590,450
Safeway                                       28,900(b)              544,476
Staples                                      168,800(b)            3,273,032
Target                                       224,300               8,216,109
Total                                                             21,016,465

Textiles & apparel (1.7%)
Nike Cl B                                     96,000               5,375,040

Transportation (2.1%)
Canadian Natl Railway                         22,800(c)            1,150,488
CSX                                          115,300               3,776,075
Union Pacific                                 28,700               1,750,413
Total                                                              6,676,976

Utilities -- electric (0.9%)
Duke Energy                                   27,400                 531,012
FPL Group                                     10,000                 664,700
Public Service Enterprise Group               37,700               1,610,921
Total                                                              2,806,633

Utilities -- telephone (1.6%)
BellSouth                                     70,300               1,863,653
Qwest Communications Intl                     16,300(b)               73,187
SBC Communications                           117,000               2,978,820
Total                                                              4,915,660

Total common stocks
(Cost: $292,254,175)                                            $292,286,087

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Short-term securities (6.0%)
Issuer                 Annualized            Amount                Value(a)
                      yield on date        payable at
                       of purchase          maturity
Commercial paper
UBS Finance (Delaware)
       06-02-03           1.35%          $14,100,000             $14,098,414
Westpac Capital
       06-02-03           1.26             4,700,000               4,699,514

Total short-term securities
(Cost: $18,798,614)                                              $18,797,928

Total investments in securities
(Cost: $311,052,789)(d)                                         $311,084,015

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of May 31, 2003, the value of foreign securities represented 2.2% of net assets.

(d) At May 31, 2003, the cost of securities for federal income tax purposes was $315,385,305 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 18,433,151
     Unrealized depreciation                                     (22,734,441)
                                                                 -----------
     Net unrealized depreciation                                $ (4,301,290)
                                                                ------------

--------------------------------------------------------------------------------
11 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

May 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $311,052,789)                                                                        $311,084,015
Cash in bank on demand deposit                                                                                 19,439
Capital shares receivable                                                                                     143,047
Dividends and accrued interest receivable                                                                     502,977
Receivable for investment securities sold                                                                   3,357,442
U.S. government securities held as collateral (Note 5)                                                        203,550
                                                                                                              -------
Total assets                                                                                              315,310,470
                                                                                                          -----------
Liabilities
Capital shares payable                                                                                         23,281
Payable for investment securities purchased                                                                   106,659
Payable upon return of securities loaned (Note 5)                                                             728,550
Accrued investment management services fee                                                                      6,186
Accrued distribution fee                                                                                        4,725
Accrued transfer agency fee                                                                                     2,137
Accrued administrative services fee                                                                               508
Other accrued expenses                                                                                        105,551
                                                                                                              -------
Total liabilities                                                                                             977,597
                                                                                                              -------
Net assets applicable to outstanding capital stock                                                       $314,332,873
                                                                                                         ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $    753,280
Additional paid-in capital                                                                                335,611,378
Undistributed net investment income                                                                           448,421
Accumulated net realized gain (loss) (Note 7)                                                             (22,511,432)
Unrealized appreciation (depreciation) on investments                                                          31,226
                                                                                                               ------
Total -- representing net assets applicable to outstanding capital stock                                 $314,332,873
                                                                                                         ============
Net assets applicable to outstanding shares:               Class A                                       $185,446,670
                                                           Class B                                       $121,436,068
                                                           Class C                                       $  7,437,535
                                                           Class Y                                       $     12,600
Net asset value per share of outstanding capital stock:    Class A shares            44,216,060          $       4.19
                                                           Class B shares            29,317,940          $       4.14
                                                           Class C shares             1,790,965          $       4.15
                                                           Class Y shares                 2,996          $       4.21
                                                                                          -----          ------------
* Including securities on loan, at value (Note 5)                                                        $    475,500
                                                                                                         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Year ended May 31, 2003
Investment income
Income:
Dividends                                                                                                $  4,722,644
Interest                                                                                                      167,034
Fee income from securities lending (Note 5)                                                                     8,453
   Less foreign taxes withheld                                                                                 (7,316)
                                                                                                               ------
Total income                                                                                                4,890,815
                                                                                                            ---------
Expenses (Note 2):
Investment management services fee                                                                          1,925,005
Distribution fee
   Class A                                                                                                    388,855
   Class B                                                                                                  1,031,174
   Class C                                                                                                     65,217
Transfer agency fee                                                                                           677,259
Incremental transfer agency fee
   Class A                                                                                                     42,441
   Class B                                                                                                     51,708
   Class C                                                                                                      3,189
Service fee -- Class Y                                                                                             11
Administrative services fees and expenses                                                                     161,752
Compensation of board members                                                                                  10,222
Custodian fees                                                                                                 83,065
Printing and postage                                                                                           74,890
Registration fees                                                                                              69,085
Audit fees                                                                                                     17,500
Other                                                                                                           4,889
                                                                                                                -----
Total expenses                                                                                              4,606,262
   Expenses waived/reimbursed by AEFC (Note 2)                                                               (214,568)
                                                                                                             --------
                                                                                                            4,391,694
   Earnings credits on cash balances (Note 2)                                                                  (2,820)
                                                                                                               ------
Total net expenses                                                                                          4,388,874
                                                                                                            ---------
Investment income (loss) -- net                                                                               501,941
                                                                                                              -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         (18,900,005)
   Foreign currency transactions                                                                                   (2)
                                                                                                                   --
Net realized gain (loss) on investments                                                                   (18,900,007)
Net change in unrealized appreciation (depreciation) on investments                                           515,335
                                                                                                              -------
Net gain (loss) on investments                                                                            (18,384,672)
                                                                                                          -----------
Net increase (decrease) in net assets resulting from operations                                          $(17,882,731)
                                                                                                         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund
                                                                                 May 31, 2003      For the period from
                                                                                  Year ended        June 18, 2001* to
                                                                                                      May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                  $    501,941         $     (5,878)
Net realized gain (loss) on investments                                           (18,900,007)          (3,661,294)
Net change in unrealized appreciation (depreciation) on investments                   515,335             (409,193)
                                                                                      -------             --------
Net increase (decrease) in net assets resulting from operations                   (17,882,731)          (4,076,365)
                                                                                  -----------           ----------
Distributions to shareholders from:
     Net investment income
       Class A                                                                        (41,591)                  --
       Class Y                                                                             (4)                  --
     Tax return of capital
       Class A                                                                             --              (83,727)
       Class C                                                                             --                 (379)
       Class Y                                                                             --                  (10)
                                                                                      -------              -------
Total distributions                                                                   (41,595)             (84,116)
                                                                                      -------              -------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       87,371,039          160,788,732
     Class B shares                                                                57,707,280          108,332,352
     Class C shares                                                                 2,963,342            7,070,057
     Class Y shares                                                                     1,000                3,500
Reinvestment of distributions at net
asset value
     Class A shares                                                                    40,020               80,319
     Class C shares                                                                        --                  313
     Class Y shares                                                                         1                    1
Payments for redemptions
     Class A shares                                                               (44,923,418)          (8,172,445)
     Class B shares (Note 2)                                                      (30,506,723)          (4,359,024)
     Class C shares (Note 2)                                                       (1,824,086)             (79,851)
                                                                                   ----------              -------
Increase (decrease) in net assets from capital share transactions                  70,828,455          263,663,954
                                                                                   ----------          -----------
Total increase (decrease) in net assets                                            52,904,129          259,503,473
Net assets at beginning of period (Note 1)                                        261,428,744            1,925,271**
                                                                                  -----------            ---------
Net assets at end of period                                                      $314,332,873         $261,428,744
                                                                                 ============         ============
Undistributed net investment income                                              $    448,421         $      8,586
                                                                                 ------------         ------------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $74,729 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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16 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $20,511 and accumulated net realized loss has been decreased by $20,511.

The tax character of distributions paid for the periods indicated is as follows:

                                          May 31, 2003      For the period from
                                           Year ended        June 18, 2001* to
                                                               May 31, 2002
Class A
Distributions paid from:
     Ordinary income                        $41,591              $    --
     Long-term capital gain                      --                   --
     Tax return of capital                       --               83,727
Class B
Distributions paid from:
     Ordinary income                             --                   --
     Long-term capital gain                      --                   --
     Tax return of capital                       --                   --
Class C
Distributions paid from:
     Ordinary income                             --                   --
     Long-term capital gain                      --                   --
     Tax return of capital                       --                  379
Class Y
Distributions paid from:
     Ordinary income                              4                   --
     Long-term capital gain                      --                   --
     Tax return of capital                       --                   10

* When shares became publicly available.

As of May 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $    448,418
Accumulated gain (loss)                                           $(18,178,913)
Unrealized appreciation (depreciation)                            $ (4,301,290)

--------------------------------------------------------------------------------
18 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $10,895 for the year ended May 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $861,619 for Class A, $115,419 for Class B and $3,139 for Class C for the year ended May 31, 2003.

For the year ended May 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.34% for Class A, 2.11% for Class B, 2.11% for Class C and 1.16% for Class Y of the Fund's average daily net assets. Beginning June 1, 2003, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.38% for Class A, 2.14% for Class B, 2.14% for Class C and 1.20% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,820 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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20 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $177,251,781 and $116,815,416, respectively, for the year ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Year ended May 31, 2003
                                           Class A          Class B          Class C        Class Y
Sold                                      22,607,598      14,965,162         770,996            268
Issued for reinvested distributions           10,560              --              --             --
Redeemed                                 (11,791,451)     (8,154,165)       (484,551)            --
                                         -----------      ----------        --------           ----
Net increase (decrease)                   10,826,707       6,810,997         286,445            268
                                          ----------       ---------         -------            ---

                                                   June 18, 2001* to May 31, 2002
                                           Class A          Class B          Class C        Class Y
Sold                                      34,741,877      23,450,561       1,519,481            728
Issued for reinvested distributions           17,347              --              68             --
Redeemed                                  (1,763,871)       (945,618)        (17,029)            --
                                          ----------      ----------       ---------            ---
Net increase (decrease)                   32,995,353      22,504,943       1,502,520            728
                                          ----------      ----------       ---------            ---

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $475,500 were on loan to brokers. For collateral, the Fund received $525,000 in cash and U.S. government securities valued at $203,550. Income from securities lending amounted to $8,453 for the year ended May 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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21 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended May 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $18,178,913 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.56     $4.81
Income from investment operations:
Net investment income (loss)                                   .01       .01
Net gains (losses) (both realized and unrealized)             (.38)     (.25)
Total from investment operations                              (.37)     (.24)
Less distributions:
Tax return of capital                                           --      (.01)
Net asset value, end of period                               $4.19     $4.56

Ratios/supplemental data
Net assets, end of period (in millions)                       $185      $152
Ratio of expenses to average daily net assets(c),(e)         1.34%     1.34%(d)
Ratio of net investment income (loss)
   to average daily net assets                                .51%      .30%(d)
Portfolio turnover rate (excluding short-term securities)      46%       41%
Total return(i)                                             (8.09%)   (5.09%)(j)

See accompanying notes to financial highlights.

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23 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.54     $4.81
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)             (.39)     (.26)
Total from investment operations                              (.40)     (.27)
Net asset value, end of period                               $4.14     $4.54

Ratios/supplemental data
Net assets, end of period (in millions)                       $121      $102
Ratio of expenses to average daily net assets(c),(f)         2.11%     2.11%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.27%)    (.46%)(d)
Portfolio turnover rate (excluding short-term securities)      46%       41%
Total return(i)                                             (8.81%)   (5.61%)(j)

See accompanying notes to financial highlights.

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24 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.55     $4.81
Income from investment operations:
Net investment income (loss)                                  (.01)     (.01)
Net gains (losses) (both realized and unrealized)             (.39)     (.25)
Total from investment operations                              (.40)     (.26)
Net asset value, end of period                               $4.15     $4.55

Ratios/supplemental data
Net assets, end of period (in millions)                         $7        $7
Ratio of expenses to average daily net assets(c),(g)         2.11%     2.11%(d)
Ratio of net investment income (loss)
  to average daily net assets                                (.26%)    (.46%)(d)
Portfolio turnover rate (excluding short-term securities)      46%       41%
Total return(i)                                             (8.79%)   (5.39%)(j)

See accompanying notes to financial highlights.

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25 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                   2003     2002(b)
Net asset value, beginning of period                         $4.57     $4.81
Income from investment operations:
Net investment income (loss)                                   .02       .01
Net gains (losses) (both realized and unrealized)             (.38)     (.25)
Total from investment operations                              (.36)     (.24)
Net asset value, end of period                               $4.21     $4.57
Ratios/supplemental data

Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.16%     1.11%(d)
Ratio of net investment income (loss)
  to average daily net assets                                 .67%      .56%(d)
Portfolio turnover rate (excluding short-term securities)      46%       41%
Total return(i)                                             (7.84%)   (4.89%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.42% and 1.67% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.18% and 2.43% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.18% and 2.43% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.24% and 1.49% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended May 31, 2003, and for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Value Fund as of May 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 11, 2003

--------------------------------------------------------------------------------
27 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Value Fund
Fiscal year ended May 31, 2003

Class A

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective Jan. 1, 2003)      0.00%
   Dividends Received Deduction for corporations                         100.00%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00098

Class Y

Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective Jan. 1, 2003)      0.00%
   Dividends Received Deduction for corporations                         100.00%

Payable date                                                           Per share
Dec. 19, 2002                                                           $0.00142

--------------------------------------------------------------------------------
28 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Arne H. Carlson                  Board member since   Chair, Board Services Corporation
901 S. Marquette Ave.            1999                 (provides administrative services to
Minneapolis, MN 55402                                 boards). Former Governor of Minnesota
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Philip J. Carroll, Jr.           Board member since   Retired Chairman and CEO, Fluor             Scottish Power PLC, Vulcan
901 S. Marquette Ave.            2002                 Corporation (engineering and                Materials Company, Inc.
Minneapolis, MN 55402                                 construction) since 1998                    (construction
Age 65                                                                                            materials/chemicals)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Livio D. DeSimone                Board member since   Retired Chair of the Board and Chief        Cargill, Incorporated
30 Seventh Street East           2001                 Executive Officer, Minnesota Mining and     (commodity merchants and
Suite 3050                                            Manufacturing (3M)                          processors), General Mills,
St. Paul, MN 55101-4901                                                                           Inc. (consumer foods), Vulcan
Age 69                                                                                            Materials Company
                                                                                                  (construction materials/
                                                                                                  chemicals), Milliken & Company
                                                                                                  (textiles and chemicals), and
                                                                                                  Nexia Biotechnologies, Inc.
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Heinz F. Hutter*                 Board member since   Retired President and Chief Operating
P.O. Box 2187                    1994                 Officer, Cargill, Incorporated (commodity
Minneapolis, MN 55402                                 merchants and processors)
Age 74
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Anne P. Jones                    Board member since   Attorney and Consultant
5716 Bent Branch Rd.             1985
Bethesda, MD 20816
Age 68
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Stephen R. Lewis, Jr.**          Board member since   Retired President and Professor of          Valmont Industries, Inc.
222 South 9th Street #440        2002                 Economics, Carleton College                 (manufactures irrigation
Minneapolis, MN 55402                                                                             systems)
Age 64
-------------------------------- -------------------- ------------------------------------------- -------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan G. Quasha                   Board member since   President, Quadrant Management, Inc.        Compagnie Financiere
720 Fifth Avenue                 2002                 (management of private equities)            Richemont AG (luxury goods),
New York, NY 10019                                                                                Harken Energy Corporation
Age 53                                                                                            (oil and gas exploration) and
                                                                                                  SIRIT Inc. (radio frequency
                                                                                                  identification technology)
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alan K. Simpson                  Board member since   Former three-term United States Senator     Biogen, Inc.
1201 Sunshine Ave.               1997                 for Wyoming                                 (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Alison Taunton-Rigby             Board member since   President, Forester Biotech since 2000.
901 S. Marquette Ave.            2002                 Former President and CEO, Aquila
Minneapolis, MN 55402                                 Biopharmaceuticals, Inc.
Age 59
-------------------------------- -------------------- ------------------------------------------- -------------------------------

Board Members Affiliated with AEFC***

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- -------------------------------------------
Barbara H. Fraser                Board member since   Executive Vice President - AEFA Products
1546 AXP Financial Center        2002                 and Corporate Marketing of AEFC since
Minneapolis, MN 55474                                 2002. President - Travelers Check Group,
Age 53                                                American Express Company, 2001-2002.
                                                      Management Consultant, Reuters,
                                                      2000-2001. Managing Director -
                                                      International Investments, Citibank
                                                      Global, 1999-2000. Chairman and CEO,
                                                      Citicorp Investment Services and
                                                      Citigroup Insurance Group, U.S., 1998-1999
-------------------------------- -------------------- -------------------------------------------
Stephen W. Roszell               Board member since   Senior Vice President - Institutional
50238 AXP Financial Center       2002, Vice           Group of AEFC
Minneapolis, MN 55474            President since
Age 54                           2002
-------------------------------- -------------------- ------------------------------------------- -------------------------------
William F. Truscott              Board member since   Senior Vice President - Chief Investment
53600 AXP Financial Center       2001, Vice           Officer of AEFC since 2001. Former Chief
Minneapolis, MN 55474            President since      Investment Officer and Managing Director,
Age 42                           2002                 Zurich Scudder Investments
-------------------------------- -------------------- ------------------------------------------- -------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with   Principal occupation during past five       Other directorships
                                 Fund and length of   years
                                 service
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Jeffrey P. Fox                   Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center       2002                 AEFC, since 2002; Vice President -
Minneapolis, MN 55474                                 Finance, American Express Company,
Age 48                                                2000-2002; Vice President - Corporate
                                                      Controller, AEFC, 1996-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Paula R. Meyer                   President since      Senior Vice President and General Manager
596 AXP Financial Center         2002                 - Mutual Funds, AEFC, since 2002; Vice
Minneapolis, MN 55474                                 President and Managing Director -
Age 49                                                American Express Funds, AEFC, 2000-2002;
                                                      Vice President, AEFC, 1998-2000
-------------------------------- -------------------- ------------------------------------------- -------------------------------
Leslie L. Ogg                    Vice President,      President of Board Services Corporation
901 S. Marquette Ave.            General Counsel,
Minneapolis, MN 55402            and Secretary
Age 64                           since 1978
-------------------------------- -------------------- ------------------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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31 -- AXP PARTNERS VALUE FUND -- 2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
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American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003